UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12
FIRST CITIZENS BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2025 VIRTUAL ANNUAL

MEETING OF STOCKHOLDERS

The 2025 Annual Meeting of Stockholders of First Citizens BancShares, Inc. (the “Annual Meeting”) will be held in a virtual format at the time and in the manner described below.

Date and Time:

Tuesday, April 29, 2025

9:00 a.m. Eastern Daylight Time

Place:

The Annual Meeting will be a virtual stockholder meeting at www.virtualshareholdermeeting.com/FCNCA2025.

To attend the Annual Meeting, go to the website above at the meeting time and enter your unique 16-digit “Control Number.” Your Control Number appears on the portion of your proxy card or voting instruction form that you retain.

Help and technical support for accessing and participating in the virtual Annual Meeting will be available on the day of the meeting by calling 844-986-0822 (U.S.) or 303-562-9302 (International). You may begin to log into the meeting website at 8:45 a.m. EDT on the meeting date.

Matters to be Voted On:

Proposals Submitted by Board of Directors

1.	Election of 11 directors for one-year terms.

2.	Non-binding advisory resolution to approve compensation paid or provided to our named executive officers as disclosed in our Annual Meeting proxy statement (a “say-on-pay” resolution).

3.	Proposal to ratify the appointment of KPMG LLP as our independent accountants for 2025.

Our Board of Directors unanimously recommends that you vote:

“FOR” each of the nominees named in Proposal 1;

and

“FOR” Proposals 2 and 3.

This notice and the enclosed proxy statement and proxy card are being first sent to our stockholders on or about March 18, 2025.

By the Order of the Board of Directors

Matthew G.T. Martin, Corporate Secretary

PROXY VOTING

INTERNET Visit www.proxyvote.com and follow the instructions on your proxy card.

TELEPHONE Call 1-800-690-6903 and follow the instructions on your proxy card.

MAIL Sign, date, and mail your proxy card in the enclosed envelope.

DURING THE MEETING Vote online during the meeting by following the instructions on the virtual meeting platform.
To vote, you will need your 16-digit Control Number included on your proxy card or broker voting instruction form.

Record Date:

The record date for the determination of stockholders entitled to vote at the Annual Meeting is March 3, 2025 (the “Record Date”). You are entitled to participate remotely in the Annual Meeting if you were a holder of record, or the beneficial owner in “street name,” of shares of our Class A Common Stock or Class B Common Stock as of the close of business on the Record Date. Record holders may cast one vote for each share of our Class A Common Stock and 16 votes for each share of our Class B Common Stock they held on the Record Date.

PROXY STATEMENT TABLE OF CONTENTS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL STOCKHOLDER MEETING

TO BE HELD ON APRIL 29, 2025.

The notice of meeting, proxy statement, and annual report to security holders are available at: www.proxyvote.com.

Cautionary Note Regarding Forward-Looking Statements and Website References

Certain statements in this proxy statement, including statements in the section titled “2024 Business Highlights,” and statements in the letter from Chairman and Chief Executive Officer Frank B. Holding, Jr., in our Annual Report to Security Holders, are “forward-looking statements” within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical or current facts, including statements regarding our plans, targets, commitments, strategies, and goals and the assumptions underlying those statements, are forward-looking. In some cases, forward-looking statements may be identified by the use of words like “believe,” “could,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “may,” “should,” “would,” “future,” “consider,” “project,” “forecast,” and similar expressions with references to the future. Forward-looking statements reflect our current expectations and good-faith evaluation of information available at the time the forward-looking statements were made and are inherently uncertain and subject to a number of risks and uncertainties, many of which are beyond our control, and they should not be relied upon as guarantees of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. You should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks discussed in our most recent Annual Report on Form 10-K and subsequent Securities and Exchange Commission filings. Various factors, including future events, may cause our actual, results, performance, or achievement to differ materially from those expressed or implied by these forward-looking statements, and actual outcomes and results may differ materially. All forward-looking statements in this proxy statement and the letter from Mr. Holding are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

In connection with the solicitation of proxy appointments for the Annual Meeting, we have not authorized anyone to give you any information, or make any representation, that is not contained in this proxy statement. If anyone gives you any other information or makes any other representation, you should not rely on it as having been authorized by us.

Proxy Summary

Physical Address: 4300 Six Forks Road Raleigh, North Carolina 27609 Principal Office Mailing Address: Post Office Box 27131 Raleigh, North Carolina 27611-7131

PROXY STATEMENT

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is dated, and is being first sent to our stockholders on or about, March 18, 2025, by the Board of Directors of First Citizens BancShares, Inc. in connection with our solicitation of proxy appointments in the form of the enclosed proxy card for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournments of the meeting.

PROXY SUMMARY

This summary highlights information about our company and information contained elsewhere in this proxy statement, but it does not contain all the information you should consider before you vote. You should carefully read this entire proxy statement and the detailed financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), which accompanies this proxy statement. Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

2025 Annual Meeting of Stockholders

Time and Date Tuesday, April 29, 2025 9:00 a.m. EDT	Virtual Location www.virtualshareholdermeeting.com/FCNCA2025	Record Date March 3, 2025

If for any reason we are not able to convene the Annual Meeting, or if after being convened the meeting is interrupted and cannot be continued, including due to loss of internet connectivity or communications capabilities, power failure, or other technical difficulties, the meeting will be adjourned. If a verbal or written announcement of a later date and time for reconvening the meeting is made during the meeting or posted on the meeting website during the scheduled time for the meeting, the meeting will be reconvened on that date and at that time in a virtual meeting format at the same web address listed above, and no further notice of the date and time of the reconvened meeting will be required unless the adjournment is for more than 30 days or the Record Date is changed. The instructions described in this proxy statement for accessing, participating in, and voting at the original meeting will apply to any such reconvened meeting.

More detailed information about the Annual Meeting and instructions on how you can participate in and vote at the meeting are contained under the heading “FREQUENTLY ASKED QUESTIONS ABOUT THE VIRTUAL ANNUAL MEETING.”

Voting Securities

Our voting securities are the outstanding shares of our Class A Common Stock (“Class A Common”) and Class B Common Stock (“Class B Common”). On the Record Date, there were 12,527,433 and 1,005,185 outstanding shares of Class A Common and Class B Common, respectively. You may cast one vote for each share of Class A Common, and 16 votes for each share of Class B Common, that you held of record on the Record Date on each director to be elected and on each other matter voted on by stockholders at the Annual Meeting. Votes may not be cumulated in the election of directors.

2025 Annual Proxy Statement	1

Proxy Summary

Proposals and Voting Recommendations

At the Annual Meeting, our stockholders will vote on the following proposals submitted by our Board of Directors.

Proposal Number	Description	Votes Required for Approval	Board Recommendation	Page

1	Election of 11 directors	Plurality of votes cast in the election by holders of Class A Common and Class B Common represented at the meeting and voting together as one class	✓ VOTE “FOR” EACH NOMINEE	11

2	Advisory vote on executive compensation	Majority of votes entitled to be cast with respect to shares of Class A Common and Class B Common represented at the meeting and voting together as one class	✓ VOTE “FOR” PROPOSAL 2	82

3	Ratification of appointment of independent accountants	Majority of votes entitled to be cast with respect to shares of Class A Common and Class B Common represented at the meeting and voting together as one class	✓ VOTE “FOR” PROPOSAL 3	84

Stockholders also will vote on such other matters as may properly come before the meeting. However, our Board of Directors currently knows of no matters that may be voted on at the Annual Meeting other than the matters listed above.

Proxy Voting Methods

Record holders of our common stock may vote in the following ways. More detailed instructions for voting are contained in this proxy statement under the heading “FREQUENTLY ASKED QUESTIONS ABOUT THE VIRTUAL ANNUAL MEETING.”

INTERNET Visit www.proxyvote.com and follow the instructions on your proxy card.	TELEPHONE Call 1-800-690-6903 and follow the instructions on your proxy card.	MAIL Mark, sign, and date your proxy card and mail it in the enclosed envelope.	DURING THE MEETING Vote online during the meeting by following the instructions on the virtual meeting platform.

Even if you plan to participate remotely in the virtual Annual Meeting, to ensure that your shares will be represented at the meeting, we encourage record holders of shares to vote their shares in advance online, by phone, or by mail, and beneficial holders of shares held in “street name” to give their voting instructions in advance to their banks, brokers, or other nominees.

2	2025 Annual Proxy Statement

Proxy Summary

Who We Are

Our Vision and Values. We aim to build lasting financial security that grows with the greatest ambitions of our clients, colleagues, and communities. As a result, we have established a unique legacy of strength, stability, and long-term thinking that has spanned generations.

Headquartered in Raleigh, N.C., First-Citizens Bank & Trust Company (“FCB”) was founded as the Bank of Smithfield in North Carolina in 1898 and served primarily agricultural customers. More than 125 years later, we are a top-20 U.S. financial institution, a member of the Fortune 500, and have been recognized by Forbes as one of America’s Best Banks in 2024 and 2025 and Most Trusted Companies in America in 2025.

Over the years, we have expanded our geographic footprint and client segments, widened the scope of our products and services to support them, enhanced our talent, and gained even greater sector-specific expertise. With more than $200 billion in assets and more than 500 branches and offices in 29 states nationwide, we provide financial services to a wide range of consumer and commercial clients. Our services include retail and mortgage banking, wealth management, and commercial banking delivering best-in-class lending, leasing, and other financial services for businesses and investors at every stage of their lifecycle. We also operate a nationwide digital bank (the “Direct Bank”).

While the past few years have been a transformational period for us given the transactions with CIT and SVB, our relationship-based, client-centered approach remains as it has for more than a century. We put our clients first, embrace differences, respect and have empathy for one another, collaborate as a team, and are forward thinking. These values unite our associates and guide us as we provide a positive experience for our clients, colleagues, and communities, while building long-term value for our company and stockholders.

Human Resources Strategy. Our ability to attract, retain, and develop associates is critical to our success. We prioritize supporting our business by striving to ensure we have the right talent in the right jobs and with the right skills to fulfill our strategic objectives.

Our vision is realized by cultivating a foundation that includes both a strong business strategy and a unified culture. A relationship-based, client-centered, and long-term focused approach supports our strategic objectives and reinforces a culture that prioritizes shared values and behaviors. These unwavering commitments position us to support our clients, colleagues, and communities in pursuing their greatest ambitions. Our client-centric approach has always been the bedrock of who we are, building deep and lasting relationships that prioritize the client experience. Our long-term focus allows us to make strategic decisions and investments designed to build long-term value and stability for all stakeholders, while skillfully managing risk along the way.

Our human resources team works to identify and deploy the critical talent needed to support these strategic objectives and our unified culture. We make talent attraction and retention a priority by offering learning and development opportunities, internal career mobility, a comprehensive total rewards package, and a welcoming values-based culture.

We value diversity – in people, in the markets we serve, and in the products and services we offer. We seek individuals with varied backgrounds because we understand that our differences contribute to a diversity of thought that enhances associate and customer relationships and propels innovation in our products and services.

2025 Annual Proxy Statement	3

Proxy Summary

2025 Director Nominees

The 11 nominees for election as directors at the Annual Meeting are listed below. Further information regarding the nominees and their experience and qualifications is contained in this proxy statement under the heading “PROPOSAL 1: ELECTION OF DIRECTORS.” Nominees’ ages listed in the table are as of the date of this proxy statement.

Name and Age	Principal Occupation	Independent Director?	Committee Membership (C=Chair)	Board Tenure	2024 Board and Committee Meeting Attendance (1)

Ellen R. Alemany 69	Retired; our former Vice Chairwoman and former Chairwoman and Chief Executive Officer of CIT	—	Risk	3 Years	94%

Victor E. Bell III 68	Chairman and President, Marjan, Ltd.	✔	CNG (2) Risk	23 Years	100%

Peter M. Bristow 59	Our and FCB’s President	—	None	11 Years	100%

Hope H. Bryant 62	Our and FCB’s Vice Chairwoman	—	Executive Trust	19 Years	88%

Dr. Eugene Flood, Jr. 69	Managing Partner, A Cappella Partners	✔	Risk Trust	2 Years	81%

Frank B. Holding, Jr. 63	Our and FCB’s Chairman and Chief Executive Officer	—	Executive (C)	32 Years	100%

Robert R. Hoppe 73	Retired; former partner, PricewaterhouseCoopers LLP	✔	Risk (C) Executive Risk Management Expert	11 Years	100%

David G. Leitch 64	Retired legal counsel; former Global General Counsel, Bank of America Corporation	✔	Audit CNG	1 Year	100%

Robert E. Mason IV 66	Chairman, Robert E. Mason and Associates, Inc.	✔	CNG Risk	18 Years	100%

Robert T. Newcomb 64	Retired; former Owner, Chief Executive Officer, and President, Newcomb and Company	✔ Lead Independent Director	CNG (C) Audit Executive	23 Years	95%

R. Mattox Snow III 61	Partner and Chairman of the Governing Board of Forvis Mazars, LLP	✔	Audit Trust	Since January 2, 2025	—

(1)	Does not include meetings of working groups of directors.
(2)	CNG refers to our Compensation, Nominations and Governance Committee.

Nominee Profile

Nominee Ages	Board Refreshment	Nominee Independence

4	2025 Annual Proxy Statement

Proxy Summary

2024 Business Highlights

Financial Performance – For the year ended December 31, 2024, net income was $2.78 billion, a decrease of $8.69 billion from $11.47 billion for the prior year. Net income per diluted common share for the current year was $189.41, a decrease of $595.10 from $784.51 for the prior year. Our return on average assets was 1.26% during 2024 compared to 5.90% during 2023. Our return on average common equity was 12.68% and 66.88% for 2024 and 2023, respectively. The declines from the prior year were mostly driven by the SVB Acquisition gain of $9.81 billion that positively impacted noninterest income in 2023. Our 2024 results were positively impacted from the SVB Acquisition which included a full year of SVB related operations.

Net Interest Income Expansion – Net interest income totaled $7.14 billion, an increase of $431 million or 6% from 2023. The change from the prior year was due primarily to higher interest income on loans and investment securities, partially offset by higher deposit interest expense and lower loan accretion income.

Net Interest Margin Remained Resilient – Net interest margin was 3.54%, a decrease of 38 basis points compared to the prior year. The decline from the prior year was driven primarily by higher interest-bearing liabilities, a higher rate paid on interest-bearing deposits, and lower loan accretion income. These declines were partially offset by higher average balances and yields on loans and investment securities.

Solid Noninterest Income – Noninterest income for the year was $2.62 billion, a decrease of $9.46 billion from the prior year driven primarily by the SVB Acquisition gain of $9.81 billion that positively impacted 2023. Outside of this change, noninterest income improved over the prior year driven by the full year impact of SVB related operations, as well as solid performance across many of our fee income producing business lines.

Loan Growth – Total loans and leases at December 31, 2024, were $140.22 billion, an increase of $6.92 billion or 5% from 2023. The growth over the prior year was broad based across each of our operating segments. Loan growth in the General Bank segment was primarily related to business and commercial loans in our Branch Network while growth in the Commercial Bank segment was mainly concentrated in our industry verticals. The increase in our SVB Commercial segment was driven by growth in our Global Fund Banking business, partially offset by declines in the Tech & Healthcare Banking business.

Deposit Growth – Total deposits at December 31, 2024, were $155.23 billion, an increase of $9.38 billion or 6% from 2023. The General Bank segment increased $4.33 billion driven primarily by growth in the Branch Network, as well as Wealth and Community Association Banking channels. While the Commercial Bank segment was materially unchanged from the prior year, the SVB Commercial segment was up $1.91 billion driven by growth in both the Global Fund Banking and Tech & Healthcare Banking businesses. We also added $3.43 billion of deposits in our nationwide Direct Bank.

Asset Quality – Net charge-offs totaled 0.39% of average loans during 2024, down 8 basis points from 2023. The allowance for credit losses as a percentage of total loans was 1.20% at December 31, 2024, a decrease of 11 basis points from 1.31% at December 31, 2023.

Maintained Solid Capital While Executing on Our Share Repurchase Program – Our capital position remained strong throughout the year, and we reported a common equity Tier 1 ratio of 12.99% at December 31, 2024. We repurchased 814,641 shares of our Class A Common for $1.66 billion, representing 6.02% of the Class A Common outstanding at June 30, 2024, during the second half of the year under the share repurchase program announced in July of 2024.

Liquidity Remained Strong – We strive to maintain a strong liquidity position, and at December 31, 2024, we had $59.34 billion in liquid assets, or approximately 27% of total assets, consisting of cash and high-quality liquid securities.

2025 Annual Proxy Statement	5

Proxy Summary

2024 Executive Compensation Highlights

The table below describes the key objectives of our executive compensation program, the principal components of executive compensation, and actions by the CNG Committee and the Boards during 2024 to align with those objectives.

Compensation Objectives	How Our Compensation Program Supports Our Compensation Objectives

Reward sustained long-term performance and long-term service and loyalty.

●  Long-Term Incentive Plan Awards. Approved the grant of new cash-based performance awards under FCB’s Long-Term Incentive Plan (the “LTIP”) for a three-year performance period (2024-2026) based on the same performance criteria as in prior years (growth in the tangible book value per share of our common stock plus cumulative dividends paid per share).

Balance business risk with sound financial policy and stockholders’ interests and align the interests of executive officers with the long-term interests of stockholders by encouraging growth in the value of our company and our stockholders’ investments.

●  Continued Focus on Performance-Based Compensation Relative to Total Compensation. Continued to increase the percentages of the total compensation for our named executive officers (“NEOs”) that is performance based and to focus on performance-based compensation as a substantial component of our NEOs’ total compensation.

●  LTIP Performance Goals. Continued to base LTIP performance awards for executive officers primarily on the growth in tangible book value, which the CNG Committee believes is a key driver of long-term value.

●  Merger Performance Plan. Approved award opportunities under FCB’s Merger Performance Plan (“MPP”) to motivate and reward eligible associates, including executive officers, who have significant involvement in and responsibility for post-acquisition processes by offering them cash incentives dependent on realization of benefits to our company and stockholders of the CIT Merger and the SVB Acquisition. Performance objectives with respect to the CIT Merger included the optimization of merger cost savings and synergies, and performance objectives with respect to the SVB Acquisition included timely integration achievement. Performance objectives with respect to both transactions included risk management, individual performance, our overall results, and other related specific goals. The award opportunity for the CIT Merger is expected to be the final opportunity under the MPP with respect to that transaction.

●  Incentive Compensation Risk Management Program. Completed implementation of enhancements to the Incentive Compensation Risk Management Program to include ongoing risk-balancing processes and mechanisms to help identify and mitigate risks that might arise from incentive compensation arrangements.

●  Clawback Policies. Maintained policies and other mechanisms to clawback executive compensation in the event of material miscalculations, including those resulting from accounting restatements, or significant violations of our Code of Ethics that result in financial or reputational impact to us.

Attract, motivate, and retain talented executive officers, and provide compensation to executive officers that is competitive with comparable financial services companies.

●  Future Pay Competitiveness. Continued to assess, with the assistance of its independent compensation consultant, the future competitiveness of our executives’ compensation against comparably sized banking and financial services institutions with which we compete in order to provide competitive compensation programs that attract, retain, and motivate talented executives with strong track records of success, and to help assure a high performing and stable leadership team.

6	2025 Annual Proxy Statement

Proxy Summary

Key Corporate Governance Highlights

Board Composition and Independence

●  Independent Director Nominees. Seven of 11 director nominees are independent.

●  Annual Independence Determination. The CNG Committee reviews the independence of outside directors each year in connection with the Boards’ annual determination of director independence.

●  Annual Election of Lead Independent Director. Independent directors each year select a Lead Independent Director who has broad authority and responsibility over Board governance and operation.

●  Key Committees Independent. Independent directors comprise 100% of the membership of each of the Audit and CNG Committees, and 80% of the membership of the Risk Committee.

●  Regular Executive Sessions. Independent directors meet in executive session on a regular basis without members of management or non-independent directors present.

●  Interaction With and Access to Senior Executives, Associates, and Advisors. Independent directors and committees have significant interaction with senior executives and access to other associates and to our outside advisors.

●  Ability to Hire Outside Experts and Consultants. Independent directors and committees have the ability to hire separate outside experts and consultants, at our expense, and to conduct independent investigations.

Board Qualifications and Evaluations

●  Board Skills and Experience. Board skills and experience are aligned with our overall strategy.

●  Board Orientation and Continuing Education Program. Our Board orientation and continuing education program supports ongoing director development.

●  Board and Committee Self-Evaluation. The CNG Committee coordinates annual Board and committee self-assessments encompassing duties and responsibilities, performance, Board and committee structure, culture, process, and execution.

Board Structure, Refreshment and Diversity

●  Annual Election of Directors. Directors are elected annually for one-year terms.

●  Retirement Policy. No person is eligible to stand for election as a director at any stockholder meeting following the calendar year in which he or she reaches 75 years of age. The Board has the ability to waive the policy for compelling reasons. The Board approved no waivers from the retirement policy in connection with the Annual Meeting, resulting in the retirement of three directors upon the conclusion of their current terms of office at the Annual Meeting.

●  Gender and Racial Diversity. Gender and racial diversity are represented on our Board.

●  Board Refreshment. Four of our eight current non-management directors have served for three or fewer years.

●  Diversity of Tenure. Diversity of tenure provides balance of historical knowledge and new perspectives.

2025 Annual Proxy Statement	7

Proxy Summary

Board Policies and Practices

●  Chief Executive Officer Evaluations. The CNG Committee conducts annual evaluations of our Chief Executive Officer’s performance.

●  Stock Ownership. Each director is encouraged to own an amount of our stock that is significant in light of his or her financial means.

●  No Hedging of our Common Stock. Our Board hedging policy and our Insider Trading Policy prohibit our directors and executive officers, and certain of our other associates, respectively, from hedging any shares of our common stock.

●  No Pledging of our Common Stock. Our Board pledging policy and our Insider Trading Policy generally prohibit any director or executive officer, and certain of our other associates, respectively, from pledging any shares of our common stock that he or she owns or controls, subject to “grandfathered” pledges and exceptions approved by the Audit Committee for pledge arrangements by a director or executive officer that the Committee concludes are not reasonably likely to pose a material risk to our company or the market for our common stock.

●  Service on other Company Boards. Service on the boards of other companies is not restricted, but our Corporate Governance Guidelines state our expectation that such service will not interfere with our directors’ abilities to devote the time and attention required to fulfill their duties and responsibilities to us and our stockholders.

●  Annual Review of Corporate Governance Guidelines. The CNG Committee and our Board conduct an annual review of our Corporate Governance Guidelines to ensure alignment with best practices.

●  Independent Compensation Consultant. The CNG Committee retains an independent compensation consultant (which provides no other services to us or FCB) to assist each year in the evaluation of our executive and director compensation programs and in the committee’s executive and director compensation decisions and recommendations.

●  Insider Trading Policy. Our Insider Trading Policy and Code of Ethics prohibit trading in our securities, or the securities of any other company with which we do business, by directors, executive officers, and associates while in possession or aware of material non-public information, and disclosing, communicating, other than in accordance with our policies, or otherwise misusing, material non-public information regarding our company or any other company with which we do business. The Policy also requires that our directors, executive officers and certain of our associates obtain preclearance before they trade in shares of our stock and prohibits them from trading shares of our stock at times when we have closed the trading window for our shares.

8	2025 Annual Proxy Statement

Proxy Summary

Board Oversight of Risk

●  Board’s Role in Risk Management. The Boards’ role in risk oversight is an integral part of our overall Risk Management Framework, with the Boards administering their oversight functions primarily through committees.

●  Risk Management Framework. Our Risk Management Framework is approved by the Risk Committee, and our Risk Appetite Framework and Statement are managed by the Risk Committee and approved by the Boards.

●  Human Capital Management. The CNG Committee regularly reviews and oversees, with the human resources department, human capital management risks including strategies and initiatives on workforce planning, associate well-being, talent acquisition, retention, and engagement. The Risk Committee, through the Operational Risk and Compliance Risk Committees and the human resources department, receives reports as appropriate with respect to various human resources metrics, such as associate voluntary and involuntary turnover, hiring, succession, and associate demographics.

●  Technology & Cyber Risk/Business Continuity. The Risk Committee periodically reviews information security policies and technology risk management programs and practices that are designed to protect data, records, and proprietary information. The Committee also reviews reports on our business continuity and disaster recovery program that is designed to safeguard against disruptions from events such as cyberattacks, natural disasters, and man-made events.

●  Compensation Risk Management. The CNG Committee regularly reviews our compensation philosophy and practices to determine the overall risk profile of our compensation program, and it oversees an annual review of all compensation plans, including all incentive and variable pay plans, to help identify potential risks and provide continuing oversight and mitigation of risks. The Risk Committee also reviews risk related to compensation and generally holds at least one joint meeting with the CNG Committee on an annual basis.

Sustainability Practices

●  Sustainability. Our commitment has always been to deliver for the long-term success of our clients and the communities we serve. We remain committed to integrating sustainable practices into our strategy and operations and promoting positive and lasting impacts and economic opportunity. Our short- and long-term strategy includes supporting our clients in the sustainability and energy space. Our transactions with CIT and SVB added expertise and capabilities to strengthen our product offerings in these areas. We have hundreds of clients across sectors such as: circular economy and resource conservation, electrified transport and alternative fuels, and energy systems and the vehicles of tomorrow.

●  Strategy. Our sustainability strategy is overseen by our Boards, Executive Leadership Team, and a group of leaders across the company representing our risk, finance, and legal departments, among others.

●  Climate Compliance. With oversight and guidance from our sustainability governance structure, we are designing a climate compliance program that we are incorporating into our sustainability strategy for the short-, medium-, and long-term.

Culture and Ethics

●  Pillars of our Culture. Relationship-based, client-centric and long-term focuses are the pillars of our culture upon which we build our programs and deliver on our business strategy.

●  Code of Ethics. Our Boards have adopted a Code of Ethics that applies to all executive officers, directors, and associates, including our financial officers, as well as a code of ethics that applies to contingent workers engaged on a temporary basis through contractual agreements to provide services to FCB.

2025 Annual Proxy Statement	9

Proxy Summary

Culture and Ethics (continued)

●  Inclusion. We prioritize creating connections, achieving our clients’ goals, fostering a culture of belonging, and promoting educational and engagement opportunities to deepen relationships across the company. Given our relationship-based culture, we believe it is important that associates feel included and valued and that we provide access to resources and opportunities that support long-term business success for FCB and our associates.

●  Onboarding. How we welcome new associates into FCB lays the foundation for their future. We want everyone who joins us to feel welcomed, engaged, and connected to the organization and their team. We recognize that managers play a critical role in building relationships with our new associates and cultivating our client-centric culture, so we support them in these efforts.

●  Associate Satisfaction. We recognize that listening to our associates and their input is integral to providing long-term value for our clients, communities, and stakeholders. We build a strong culture by focusing on aligning business strategy with our values and fostering a work environment where our associates feel valued, respected, and empowered to be their best.

●  Charitable Giving. In our line of work, people come first. That’s why we are proud to lend our support to causes that help people in need. As a company, we work with organizations in the communities we serve to help make our communities stronger. Our charitable giving is an important component of our business development efforts and positions us as a responsible corporate citizen, enabling our associates to engage with nonprofit partners.

●  Volunteerism. Associate volunteering is foundational to our commitment to engaging and supporting the communities where we live and work. We encourage our associates to invest their time and expertise through company-sponsored volunteer activities as well as on their own time. Our volunteer paid time off program offers associates the opportunity to support and contribute to organizations and causes important to them.

Proxy Statement Definitions

In this proxy statement, except where the context indicates otherwise:

●	“you,” “your,” and similar terms refer to the stockholder receiving this proxy statement;

●

“we,” “us,” “our,” and similar terms refer to First Citizens BancShares, Inc., and, as the context may require, collectively to us and our subsidiaries, including First-Citizens Bank & Trust Company, our bank subsidiary;

●	“FCB” refers to First-Citizens Bank & Trust Company;

●	“associates” refers to our employees;

●	“our Board” or “the Board” refers to our Board of Directors;

●	“our Boards” or “the Boards” refers jointly to our Board of Directors and the Board of Directors of FCB;

●

“FCB-SC” refers to the former First Citizens Bank and Trust Company, Inc., which, along with its parent holding company, First Citizens Bancorporation, Inc., we acquired in a merger transaction during 2014;

●

“CIT” refers to CIT Group Inc. and, as the context may require, collectively to CIT and CIT Bank, N.A., OneWest Bank, and Mutual of Omaha Bank, CIT’s former bank subsidiaries, which we acquired in a merger;

●	“CIT Merger” refers to our merger with CIT effective on January 3, 2022;

●

“SVB” refers to Silicon Valley Bank from which, through the Federal Deposit Insurance Corporation (“FDIC”) as receiver for Silicon Valley Bridge Bank, N.A. (“SVBB”), FCB acquired certain assets and assumed certain liabilities;

●	“SVB Acquisition” refers to FCB’s acquisition of certain assets and assumption of certain liabilities from FDIC as receiver for SVBB effective on March 27, 2023;

●	“SEC” refers to the Securities and Exchange Commission; and

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended.

10	2025 Annual Proxy Statement

Proposal 1: Election of Directors

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees named below.

General

Our Bylaws provide that:

●	our Board will consist of not less than five nor more than 30 members, and our Board is authorized to set and change the actual number of our directors from time to time within those limits; and

●

subject to any limitations on service prescribed by the Boards, our directors are elected each year at the annual meeting of stockholders for terms extending to the next Annual Meeting at which directors are elected, or until their deaths, resignations, retirements, removals, or disqualifications, or until their successors have been duly elected and qualified.

Our company and FCB each has a board of directors. Historically, the membership of FCB’s Board has been the same as the membership of our Board, and we expect that to continue. Accordingly, we expect to appoint the nominees elected to our Board at the Annual Meeting to also serve as members of the Board of FCB for the year following the meeting.

Our Board currently consists of 14 directors, and the Board has set the number of our directors at 11 for the year following the Annual Meeting. As a result, at the Annual Meeting our stockholders will vote on and elect 11 directors. Following the recommendation of our CNG Committee, the Board has nominated 11 of our current directors named below for election as directors for new terms. The nominees include R. Mattox Snow III, who was first appointed by the Board as a director effective January 2, 2025. Pursuant to our director retirement policy, three of our current directors, John M. Alexander, Jr., Michael A. Carpenter and H. Lee Durham, Jr., will retire from the Boards upon the conclusion of their current terms of office at the Annual Meeting and have not been nominated for reelection. If before the Annual Meeting any nominee becomes unable or unwilling to serve as a director for any reason, including without limitation death, resignation, withdrawal, or removal, and if a substitute nominee is not named by our Board, the number of directors to be elected at the Annual Meeting will be reduced accordingly.

In recommending nominees for election as directors at the Annual Meeting, the Board’s CNG Committee considered a number of factors, including the nominees’ experience, qualifications, and skills described in their biographies and other information below and the other factors described under the caption “COMMITTEES OF OUR BOARD — Compensation, Nominations and Governance Committee.” Additionally, with respect to nominees who were members of our Board during 2024, the Committee considered, among other factors, each director’s preparedness for, engagement in, and contributions to meetings and deliberations of the Boards and committees on which they serve.

In the information below, the nominees’ listed ages are as of the date of this proxy statement, and their biographical information, and information regarding their experience and qualifications, was provided by the nominees.

2025 Annual Proxy Statement	11

Proposal 1: Election of Directors

Summary of Director Nominee Skills

The chart below identifies skills that our director nominees named below indicate that they provide to our Board, developed either through past service on our Board or through other professional pursuits.

Audit, Financial Reporting or Accounting	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Banking Sector Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

ESG (Environmental, Social, Governance)		✓			✓			✓	✓		✓

Executive Compensation and Benefits	✓	✓	✓	✓	✓	✓		✓	✓	✓

Executive Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Government Affairs, Legal and Compliance		✓	✓				✓	✓	✓

Human Capital Management	✓	✓	✓	✓	✓	✓	✓		✓	✓

Public Company Board Service or Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Risk Management	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓

Strategic Planning	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓

Technology, Cybersecurity and Information Security		✓				✓			✓

12	2025 Annual Proxy Statement

Proposal 1: Election of Directors

Nominees

A listing of and information about each of the 11 nominees is set forth below.

Ellen R. Alemany

PRINCIPAL OCCUPATION

∎  Retired banking executive

∎  First Citizens BancShares and FCB

➢ Special Advisor to our Chairman and Chief Executive Officer (January 2023 through December 2023)

➢ Former Vice Chairwoman (January 2022 through December 2022)

➢ Employed by FCB from January 2022 to January 2024

∎  CIT Group Inc. and its subsidiary, CIT Bank, N.A.

➢ Chairwoman and Chief Executive Officer (2016-2022)

➢ Director, CIT Group Inc. (2014-2022)

∎  RBS Americas (“RBS”)

➢ Head of management structure that oversees Royal Bank of Scotland’s American business (2007-2013)

∎  RBS Citizens Financial Group, Inc. (subsidiary of RBS)

➢ Chief Executive Officer and Chairwoman (2008-2013)

∎  CitiGroup (1987-2007)

➢ Chief Executive Officer, Global Transaction Services (2006-2007)

➢ Executive Vice President, Commercial Business Group (2003-2006)

➢ President and Chief Executive Officer, CitiCapital (2001-2006)

KEY EXPERIENCE AND QUALIFICATIONS

∎  Visible and active community leader: Extensive community and public leadership experience, including as a former member of the Global Board of Advisors of Operation Hope.

∎  Management and financial experience: Over 45 years of management experience in banking and financial services, including chief executive experience with a large, multinational commercial bank, as well as global financial management and regulatory experience.

∎  Corporate governance expertise: Service on boards of directors and board committees of public companies and large nonprofits. Served on the Federal Reserve’s Federal Advisory Council.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Vice Chairwoman, Center for Discovery

∎  Member, Board of Trustees for The Conference Board

∎  Former Director, Fidelity National Information Services, Inc.

Age: 69 Director Since: 2022 Independent Director: No Current Board Committee Service: ∎ Risk Committee Other Current Public Company Directorships ∎ Dun & Bradstreet Holdings, Inc.

2025 Annual Proxy Statement	13

Proposal 1: Election of Directors

Victor E. Bell III

PRINCIPAL OCCUPATION

∎  Chairman and President, Marjan, Ltd. (real estate and other investments)

KEY EXPERIENCE AND QUALIFICATIONS

∎  Management and financial experience: More than 43 years managing, operating and growing a family-owned real estate and investment business.

∎  Market expertise: Familiarity with real estate, real estate-related investment, the medical community and area universities.

∎  Corporate governance expertise: Service on boards of directors and board committees of not-for-profit entities and foundations.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Chairman and President, North Carolina Museum of History Foundation

∎  Chairman and President, Ravenscroft School Foundation

∎  Vice Chairman, A. E. Finley Foundation

∎  Member, Board of Trustees, YMCA of the Triangle

∎  Chairman and President, White Memorial Presbyterian Church Foundation

∎  Past Trustee, North Carolina Retirement Systems division of the Department of State Treasurer

∎  Past Member, Board of Visitors, UNC Lineberger Comprehensive Cancer Center

∎  Past Member, Board of Visitors, Saint Mary’s School

Age: 68

Director Since: 2002

Independent Director: Yes

Current Board Committee Service:

∎  Compensation, Nominations and Governance Committee

∎  Risk Committee

Other Current Public Company Directorships

∎  None

Peter M. Bristow Our and FCB’s President

PRINCIPAL OCCUPATION

∎  First Citizens BancShares and FCB

➢ President (since 2014)

➢ Employed by FCB since 2014

∎  First Citizens Bancorporation, Inc. and its subsidiary bank, First Citizens Bank and Trust Company, Inc.

➢ President and Chief Operating Officer (2001-2014)

KEY EXPERIENCE AND QUALIFICATIONS

∎  Strong leader with extensive management and financial experience:
More than 32 years in the banking industry in retail, wealth management, commercial and small business banking lines.

∎  Market and operations expertise: Intimate knowledge of FCB’s South Carolina and Georgia banking markets and operations including Information Technology, Commercial and Retail Credit, and Corporate Real Estate.

∎  Corporate governance expertise: Service on boards of directors and board committees of not-for-profit entities and foundations.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director, North Carolina Community Foundation

∎  Director, North Carolina Museum of Art Foundation

∎  Former Member, Board of Trustees, Saint Mary’s School

Age: 59

Director Since: 2014

Independent Director: No

Current Board Committee Service:

∎  None

Other Current Public Company Directorships

∎  None

Family Relationship:

∎  Mr. Bristow is the brother-in-law of Mr. Holding and Mrs. Bryant

14	2025 Annual Proxy Statement

Proposal 1: Election of Directors

Hope H. Bryant Our and FCB’s Vice Chairwoman

PRINCIPAL OCCUPATION

∎  First Citizens BancShares and FCB

➢ Vice Chairwoman (since 2011)

➢ Executive Vice President (2002-2011)

➢ Employed by FCB since 1986

KEY EXPERIENCE AND QUALIFICATIONS

∎  Strong leader with extensive management and financial experience: Over 35 years of experience with FCB, including managing expansion into new markets and as past President of our former subsidiary, IronStone Bank.

∎  Visible and active community leader: Extensive community and industry leadership experience, including past service on the board of directors of the North Carolina Bankers Association.

∎  Corporate governance expertise: Service on boards of directors and board committees of not-for-profit entities and foundations and non-public community financial institutions.

∎  Other financial institution experience: Serves as a director of Southern BancShares (N.C.), Inc., and Fidelity BancShares (N.C.), Inc., and their respective bank subsidiaries.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Member, Board of Trustees, YMCA of the Triangle

∎  Member, Ambassador’s Committee, 2022 U.S. Women’s Open

∎  Member, Board of Trustees and Chair of Finance Committee, Woodberry Forest School

∎  Past Member, Ravenscroft School Advisory Board

∎  Past Director, North Carolina Bankers Association

Age: 62

Director Since: 2006

Independent Director: No

Current Board Committee Service:

∎  Executive Committee

∎  Trust Committee of FCB’s Board

Other Current Public Company Directorships

∎  None

Family Relationship:

∎  Mrs. Bryant is the sister of Mr. Holding and the sister-in-law of Mr. Bristow

2025 Annual Proxy Statement	15

Proposal 1: Election of Directors

Dr. Eugene Flood, Jr.

PRINCIPAL OCCUPATION

∎  Managing Partner, A Cappella Partners (family office focused on business, for profit and not-for-profit board activity, community services and philanthropic efforts) (since 2013)

∎  Senior Advisor, 33 Capital Management, LTD (investment adviser in family office) (since 2023)

∎  Managing Partner, Flood Mason Holdings (consulting and investment platform) (since 2023)

∎  Director, Chairman of Risk Committee and Member of Human Capital and Compensation Committee of Janus Henderson Group plc Board of Directors (since 2017)

∎  Director, Grubb Properties (real estate investment manager) (since 2022)

∎  Member, Advisory Board of C Street Advisory Group (since 2021)

∎  Managing Partner, Next Sector Capital (investment management) (2015-2022)

∎  President and Chief Executive Officer, Smith Breeden Associates (asset management firm) (2000-2010)

∎  TIAA-CREF (asset management and retirement planning firm)

➢ Executive Vice President (2011-2012)

➢ Trustee and Investment Committee Chair, CREF and TIAA-CREF Mutual Fund (2003-2010)

∎  Morgan Stanley (investment banking and financial services firm) (1987-1999)

∎  Assistant Professor of Finance, Stanford Business School (1982-1987)

KEY EXPERIENCE AND QUALIFICATIONS

∎  Extensive investment management and financial expertise: Over 35 years of expertise in investment management, mutual fund, and investment adviser services within the global asset management industry. Dr. Flood’s experience spans line, executive and board-level leadership roles in firms operating across institutional and retail markets worldwide, encompassing all major asset classes in both public and private sectors.

∎  Risk and compliance oversight: Over 35 years of extensive experience in risk management and technology in both sell-side and buy-side firms, including trading desks, market-making positions and portfolio management positions, and extensive interaction with risk management professionals around the world. Dr. Flood regularly attends risk management conferences and has spoken and written on the subject.

∎  Corporate governance, financial, and audit: Corporate governance experience and deep knowledge of financial and audit-related matters, gained through service on the boards of three companies with over $200 billion in assets, including publicly traded companies, as well as several other for-profit and non-profit organizations; included in Savoy magazine’s 2024 list of Most Influential Corporate Directors.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Chair, Advisory Board, Institute for Global Health and Infectious Diseases, University of North Carolina at Chapel Hill

∎  Member, Board of Trustees, Research Corporation for Science Advancement

∎  Member, Investment Committee, Boston Children’s Hospital

∎  Member, Advisory Council of the Milken Center for Advancing the American Dream

∎  Former Board Member, Financial Accounting Foundation, Financial Accounting Standards Board, and Governmental Accounting Standards Board

∎  Former Director, The Foundation of the Carolinas

∎  Former Member, Steering Board, Eshelman Institute

Age: 69

Director Since: 2023

Independent Director: Yes

Current Board Committee Service:

∎  Risk Committee

∎  Trust Committee of FCB’s Board

Other Current Public Company Directorships

∎  Janus Henderson Group plc

16	2025 Annual Proxy Statement

Proposal 1: Election of Directors

Frank B. Holding, Jr. Our and FCB’s Chairman and Chief Executive Officer

PRINCIPAL OCCUPATION

∎  First Citizens BancShares and FCB

➢ Chairman (since 2009)

➢ Chief Executive Officer (since 2008)

➢ President (1994-2009)

➢ Employed by FCB since 1983

KEY EXPERIENCE AND QUALIFICATIONS

∎  Strong leader with extensive management and financial experience: Over 40 years of experience with FCB. Has an intimate knowledge of our business and its culture, values, goals, and strategic operations.

∎  Visible and active community leader: Service on boards of directors and board committees of not-for-profit entities and foundations.

∎  Corporate governance expertise: Extensive public and business leadership experience including serving as a director and member of various committees of other public and non-public companies.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director, Mount Olive Pickle Company

∎  Trustee, Wake Forest University

∎  Past Member, Advisory Board, Duke Energy Corporation

∎  Past Member (former Chairman), Board of Trustees, Blue Cross and Blue Shield of North Carolina

∎  Past Director, Global Transpark Foundation

∎  Past Director (former Chairman), North Carolina Chamber Foundation

∎  Past Director (former Chairman), North Carolina Chamber of Commerce

∎  Past Vice Chairman and Director, Institute for Defense and Business

Age: 63

Director Since: 1993

Independent Director: No

Current Board Committee Service:

∎  Executive Committee (Chairman)

Other Current Public Company Directorships

∎  flyExclusive, Inc.

Family Relationship:

∎  Mr. Holding is the brother of Mrs. Bryant and the brother-in-law of Mr. Bristow

Robert R. Hoppe Risk Management Expert

PRINCIPAL OCCUPATION

∎  Retired

∎  Former Certified Public Accountant and partner, PricewaterhouseCoopers LLP (1983-2007)

KEY EXPERIENCE AND QUALIFICATIONS

∎  Extensive financial and accounting experience: 34 years in public accounting serving clients in the public, private, nonprofit and governmental sectors and industries, including manufacturing, healthcare, distribution, utilities and smaller financial service clients.

∎  Corporate governance experience: Prior service as director and vice chairman of the audit and risk committees for another financial institution. Active in civic and professional organizations throughout his career.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director (past Chairman), Salvation Army of Greater Charlotte

∎  Former director of First Citizens Bancorporation, Inc. and First Citizens Bank and Trust Company, Inc., Columbia, S.C.

Age: 73 Director Since: 2014 Independent Director: Yes Current Board Committee Service: ∎ Executive Committee ∎ Risk Committee (Chairman) Other Current Public Company Directorships ∎ None

2025 Annual Proxy Statement	17

Proposal 1: Election of Directors

David G. Leitch

PRINCIPAL OCCUPATION

∎  Retired legal counsel

∎  Bank of America (2016-2022)

➢ Vice Chair (2021-2022)

➢ Global General Counsel (2016-2021)

∎  Ford Motor Company

➢ Group Vice President and General Counsel (2005-2015)

∎  Executive Office of the President, The White House

➢ Deputy Counsel to the President of the United States (2002-2005)

∎  Federal Aviation Administration

➢ Chief Counsel (2001-2002)

∎  Hogan and Hartson L.L.P. (now Hogan Lovells US LLP) (1987-1990 and 1993-2001)

➢ Partner (1994-2001)

➢ Counsel (1993)

➢ Associate (1987-1990)

KEY EXPERIENCE AND QUALIFICATIONS

∎  Extensive management and business experience. Over 35 years of business experience, including six years at a large financial institution, overseeing the company’s legal functions and relationships with regulatory and law enforcement authorities around the world.

∎  Visible and active community leader. Championed pro bono service by bank attorneys, including co-founding the Charlotte Triage project, which supports Legal Aid of North Carolina-Charlotte and the Charlotte Center for Legal Advocacy.

∎  Corporate governance experience. Extensive corporate governance experience, having served as chief legal advisor to boards of directors and senior management for over 17 years; as co-chair of Disclosure Committee for Ford Motor Company; and on various nonprofit and public company boards.

∎  Regulatory and governmental experience. Significant experience in regulatory and governmental roles, including as Chief Counsel at the Federal Aviation Administration and Deputy Counsel to the President of the United States.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Member, American Law Institute

∎  Member, Association of General Counsel

∎  Member, Virginia State Bar

∎  Member, District of Columbia Bar

∎  Member, Michigan State Bar

∎  Member, Bar of U.S. Supreme court and various federal circuit and district courts

∎  Member, Fourth Circuit Judicial Conference

∎  Member, Executive Committee of United States Golf Association

∎  Former Director, Talmer Bank (now a part of Huntington Bank)

Age: 64

Director Since: 2024

Independent Director: Yes

Current Board Committee Service:

∎  Audit Committee

∎  Compensation, Nominations and Governance Committee

Other Current Public Company Directorships

∎  None

18	2025 Annual Proxy Statement

Proposal 1: Election of Directors

Robert E. Mason IV

PRINCIPAL OCCUPATION

∎  Chairman and past Chief Executive Officer, Robert E. Mason and Associates, Inc. (industrial automation and engineering services)

KEY EXPERIENCE AND QUALIFICATIONS

∎  Extensive management and business experience: Over 37 years of experience in managing, operating, and growing a successful industrial automation and engineering services business with a national and international business perspective.

∎  Corporate governance experience: Service on boards of directors and board committees of not-for-profit entities and foundations.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Board Member, Crosland Foundation

∎  Past Member, Board of Trustees, Episcopal High School, Alexandria, VA

∎  Former Member, Advisory Board of UNC Charlotte Lee College of Engineering

Age: 66

Director Since: 2007

Independent Director: Yes

Current Board Committee Service:

∎  Compensation, Nominations and Governance Committee

∎  Risk Committee

Other Current Public Company Directorships

∎  None

Robert T. Newcomb Lead Independent Director

PRINCIPAL OCCUPATION

∎  Retired

∎  Former President, Chief Executive Officer, and owner, Newcomb and Company (mechanical contractors) (1991-2023)

KEY EXPERIENCE AND QUALIFICATIONS

∎  Extensive management and business experience: Over 32 years of experience in managing, operating and growing a successful mechanical contracting company.

∎  Corporate governance experience: Service on boards of directors and board committees of not-for-profit entities.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director, Raleigh Cemetery Association (Oakwood Cemetery)

∎  Member, Board of Trustees (former Annual Campaign Chair), YMCA of the Triangle

Age: 64

Director Since: 2002

Independent Director: Yes

Current Board Committee Service:

∎  Compensation, Nominations and Governance Committee (Chairman)

∎  Audit Committee

∎  Executive Committee

Other Current Public Company Directorships

∎  None

2025 Annual Proxy Statement	19

Proposal 1: Election of Directors

R. Mattox Snow III

PRINCIPAL OCCUPATION

∎  Partner and Chairman of the Governing Board, Forvis Mazars, LLP (assurance, tax and consulting services) (expected retirement May 2025)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive management and business experience: Over 30 years in the accounting and audit profession where he has most recently served as Chairman of the Governing Board of Forvis Mazars. Prior to that, he served as the Chief Executive Officer of Dixon Hughes Goodman, one of Forvis Mazars’ predecessors. He has also served as an audit partner at an international accounting firm where he spent more than 20 years working with public companies in the financial services, manufacturing and restaurant industries, and was named an SEC partner.

∎  Corporate governance experience: Service on governing boards and committees of a private entity and nonprofits.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Vice Chairman of the Governing Board of Forvis Mazars Global, Ltd., a global network comprising Forvis Mazars and Forvis Mazars Group SC, with representative firm locations in over 100 countries

∎  Former Board Member and Chairman of the Audit and Finance Committee, American Institute of CPAs and former Chairman of its Major Firms Group

∎  Former Member, Board of Visitors, Wake Forest University School of Business

∎  Former Board Member and Chairman of Finance Committee, United Way of Central Carolinas

Age: 61 Director Since: 2025 Independent Director: Yes Current Board Committee Service: ∎ Audit Committee ∎ Trust Committee of FCB’s Board Other Current Public Company Directorships ∎ None

Our Board of Directors unanimously recommends that you vote “FOR” each of the 11 nominees named above.

The 11 nominees who receive the highest numbers of votes will be elected.

20	2025 Annual Proxy Statement

Corporate Governance

CORPORATE GOVERNANCE

Our Board has adopted Corporate Governance Guidelines that, together with our Bylaws, establish various processes related to the structure and leadership of our Board and the governance of our organization, including those processes described in the following sections. Our Corporate Governance Guidelines and our Bylaws are available on our website at ir.firstcitizens.com/corporate-governance/governance-documents.

Board Leadership Structure

As described under the heading “COMMITTEES OF OUR BOARDS,” the Boards perform their oversight roles through various committees whose members are appointed by the Boards after consideration of the recommendations of our independent CNG Committee. Board committees may be established as separate committees of our or FCB’s Board or as joint committees of the Boards. Each Board annually elects a Chairman whose duties are described in our and FCB’s Bylaws. Under our Corporate Governance Guidelines, if the Chairman elected by our Board is not an independent director, then each year our CNG Committee will nominate, and our independent directors will select, a separate “Lead Independent Director.”

CHAIRMAN AND CHIEF EXECUTIVE OFFICER FRANK B. HOLDING, JR.	LEAD INDEPENDENT DIRECTOR ROBERT T. NEWCOMB

Chairman and Chief Executive Officer. Our Chief Executive Officer, Frank B. Holding, Jr., has served as Chairman of both Boards since 2009. Although our Bylaws contemplate that our Chairman will be considered an officer, under our Corporate Governance Guidelines our Board will exercise its judgment and discretion in the selection of its Chairman and may select any of its members as Chairman. The Board has no formal policy as to whether our Chief Executive Officer will or may serve as Chairman, and any other director, including an independent director, may be elected to serve as Chairman.

In practice, our Board has found that having a combined Chairman and Chief Executive Officer role allows for more productive board meetings. As Chairman, Mr. Holding is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests from our Lead Independent Director and other directors), and providing information to the other directors in advance of meetings and between meetings. The Boards believe Mr. Holding’s direct involvement in our operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item during meetings and in discussions of our short- and long-term objectives. As a result, our Board currently believes that maintaining a structure that combines the roles of Chairman and Chief Executive Officer is the appropriate leadership structure for our company.

Our independent directors meet regularly in executive session, giving them opportunities to discuss any concerns without the Chairman or other members of management being present, and, as described below under the heading “COMMITTEES OF OUR BOARDS,” all matters pertaining to executive compensation, the selection of nominees for election as directors, the appointment of members of Board committees, the approval of transactions with related persons, and various other governance matters, are subject to the review and approval or recommendation of Board committees made up entirely of independent directors.

Our Corporate Governance Guidelines also provide that:

●

all independent directors have full access to any member of management and to our and FCB’s independent accountants and internal auditors for the purpose of discussing and understanding issues relating to our business;

●

upon request, our management will arrange for our outside advisors to be made available for discussions with the Board, any Board committee, our independent directors as a group, or individual directors; and

●

the Boards, each Board committee, and our independent directors as a group, have the authority to retain independent advisors from time to time, at our expense, who are separate from and unrelated to our regular advisors.

2025 Annual Proxy Statement	21

Corporate Governance

Our Board believes the provisions described above enhance the effectiveness of our independent directors and provide for a leadership structure that is appropriate for our company, without regard to whether our Chairman is an independent director.

Lead Independent Director. Robert T. Newcomb, who also currently serves as Chairman of our CNG Committee, has been designated by our independent directors, and currently serves, as our Lead Independent Director.

Because our Chief Executive Officer currently serves as Chairman of the Boards, and members of our management beneficially own large percentages of our voting stock, our Boards recognize the potential for management’s influence over the Boards and the Boards’ processes to diminish the effectiveness of our independent directors and the independent directors’ ability to influence our policies and the Boards’ decisions. Our Corporate Governance Guidelines provide that, if the Chairman elected by the Boards is not an independent director, then each year our CNG Committee will nominate, and our independent directors will select, from among the independent directors a separate Lead Independent Director who has the duties and authority listed in the table.

LEAD INDEPENDENT DIRECTOR DUTIES

●  Convening and presiding at executive sessions and separate meetings of our independent directors, and serving as the liaison between the independent directors and our Chairman and management.

●  Consulting with the Chairman regarding decisions reached, or suggestions made, at executive sessions and separate meetings of independent directors.

●  Consulting with the Chairman regarding the schedule, agenda, and information for Board meetings.

●  Consulting with the Chairman with respect to consultants who may report directly to the Boards.

●  Consulting with the Chairman and management as to the quality, quantity, and timeliness of information provided to the Boards by management.

●  Being available, as appropriate, for communications with our stockholders.

●  Performing such other duties and exercising such other authority as is described elsewhere in the Corporate Governance Guidelines and as our Boards may from time to time determine.

Special meetings of the Boards or any committee of the Boards, or of the independent directors, will be called at the Lead Independent Director’s request. Also, while our Chairman sets the agenda for each Board meeting and any director may propose agenda items, a matter will be placed on the agenda for any Board or committee meeting at the Lead Independent Director’s request.

Director Independence

Our Corporate Governance Guidelines require that a majority of the members of our Board be independent and that each year our Board review transactions, relationships, and other arrangements involving our directors and determine which of the directors the Board considers to be independent. In making those determinations, the Board applies the independence criteria contained in the listing requirements of The Nasdaq Stock Market (“Nasdaq”).

Listed below are persons who served as directors during all or part of 2024, and nominees for election as directors at the Annual Meeting, whom our Board believes were during their terms of office, and/or will be if elected at the Annual Meeting, independent directors under Nasdaq’s criteria.

John M. Alexander, Jr.	H. Lee Durham, Jr.	Robert E. Mason IV
Victor E. Bell III	Dr. Eugene Flood, Jr.	Robert T. Newcomb
Michael A. Carpenter	Robert R. Hoppe	R. Mattox Snow III
David G. Leitch

22	2025 Annual Proxy Statement

Corporate Governance

Determination of Independent Directors. The Board has directed our CNG Committee to assess each director’s and nominee’s independence each year and report its findings to the Board in connection with the Board’s annual determinations. In addition, between those annual determinations, the Committee is directed to monitor the status of each director on an ongoing basis and inform the Board of changes in factors or circumstances that may affect a director’s ability to exercise independent judgment in carrying out his or her duties as a director.

In addition to specific Nasdaq independence criteria, in assessing each director’s or nominee’s independence, the CNG Committee and the Board consider whether they believe transactions that are disclosable in our proxy statements as

DIRECTOR INDEPENDENCE DETERMINATION

The CNG Committee:

●  applies the independence criteria contained in listing requirements of Nasdaq;

●  performs an annual assessment to determine each outside director’s independence;

●  continually monitors director independence on an ongoing basis; and

●  informs the Board of any changes in factors or circumstances that may affect a director’s ability to exercise independent judgment in carrying out his or her duties as a director.

“related person transactions,” as well as any other transactions, relationships, arrangements, or other factors known to the Committee or the Board, could impair that director’s or nominee’s ability to exercise independent judgment in carrying out his or her duties as a director. In its determination that the individuals named above who served as directors during 2024, and/or who are nominees for election as directors at the Annual Meeting, were and will be independent, the Committee and the Board considered FCB’s lending relationships with directors or nominees who are loan customers and whose loans are subject to laws and regulations pertaining to loans to directors of banks (including the requirement that those loans be approved by a majority of FCB’s full Board), as well as other transactions and relationships between our company or FCB and those directors or their related interests described or referenced below under the heading “TRANSACTIONS WITH RELATED PERSONS.”

Executive Sessions of Independent Directors. Our independent directors meet regularly in executive sessions, without the Chairman, other members of management, or non-independent directors, and such a meeting will be held at the request of any independent director.

Director Retirement Policy

The Boards have a director retirement policy under which a director is not eligible to stand for reelection to the Board at any stockholder meeting following the calendar year in which he or she reaches age 75. The Board has waived the retirement policy in certain instances for compelling reasons. In considering nominees for election at the Annual Meeting, the Board approved no waivers of the retirement policy.

Pursuant to the retirement policy, John M. Alexander, Jr. (age 75), who has served as a director since 1990, Michael A. Carpenter (age 77), who has served as a director since 2022, and H. Lee Durham, Jr. (age 76), who has served as a director and Chairman of our Audit Committee since 2003, have not been nominated for reelection and will retire from our and FCB’s Boards upon the conclusion of their current terms of office at the Annual Meeting.

Service on Other Public Company Boards

Our Corporate Governance Guidelines do not restrict directors’ abilities to serve on the boards of other companies. However, the Guidelines state our expectation that our directors’ service as directors of other companies will not interfere with their ability to devote the time and attention required to fulfill their duties and responsibilities to us and our stockholders. As indicated in the table below, during the past five years certain of our current directors and nominees have served, and continue to serve, on the boards of other public companies.

Director	Service as Director of Another Public Company Within Past Five Years

Ellen R. Alemany (1)	Dun & Bradstreet Holdings, Inc. (since 2021) Fidelity National Information Services, Inc. (2014 to 2024)

Michael A. Carpenter (1)	Symbotic, Inc. (formerly SVF Investment Corp 3) (2021 to 2022) AutoWeb, Inc. (2012 to 2022)
Dr. Eugene Flood, Jr.	Janus Henderson Group plc (since 2017)

Frank B. Holding, Jr.	flyExclusive, Inc. (since 2023)

(1)	Mrs. Alemany and Mr. Carpenter also served as directors of CIT until consummation of the CIT Merger effective January 3, 2022.

2025 Annual Proxy Statement	23

Corporate Governance

Boards’ Role in Risk Management

Risk is inherent in any business. As a financial institution, we are subject to extensive regulation specific to the banking industry that requires us to assess and manage the risks we face, and, during their periodic examinations, our banking regulators assess our and the Boards’ performance in that regard. Our Boards strive to ensure that risk management is a part of our business culture and that our policies and procedures for identifying, assessing, monitoring, and managing risk are part of the decision-making process. As is the case with other management functions, and with accountability and support from all company associates, our senior management has primary responsibility for day-to-day management of the risks we face. However, the Boards’ role in risk oversight is an integral part of our overall Risk Management Framework. The Boards administer their risk oversight function primarily through committees, including the Audit, Risk, Trust, and CNG Committees, and the work of these committees enhances the Boards’ ability to fulfill their risk oversight responsibility. Each committee’s oversight responsibilities are described in the table below.

AUDIT COMMITTEE	RISK COMMITTEE	TRUST COMMITTEE	CNG COMMITTEE

●  Independent accountants

●  Accounting and financial reporting

●  Internal controls

●  Financial management and disclosure

●  Allowance for credit losses

●  Internal audit function

●  Legal exposure

●  Review and approval of related person transactions

●  Code of Ethics

●  Hedging and Pledging Policy

●  Chief Internal Audit Officer evaluation and compensation

●  Risk Management Framework and Risk Appetite Framework and Statement

●  Market risk

●  Credit risk

●  Asset risk

●  Liquidity risk

●  Capital adequacy and
planning

●  Operational risk (including human capital, technology, and cyber risks)

●  Reputational risk

●  Compliance risk

●  Legal risk

●  Strategic risk

●  Chief Risk Officer evaluation

●  Trust Department policies

●  Application of conduct and ethical standards to Trust Department

●  Oversight of administration of client accounts

●  Compliance related to records of Trust Department

●  Oversight of vendors, services, and products by Trust Department

●  Executive and director compensation and incentives

●  Board and Chief Executive Officer succession planning

●  Board governance structure

●  Review and recommendation of changes to Corporate Governance Guidelines

●  Risk review of incentive compensation arrangements

●  Code of Ethics as applied to directors

●  Chief Executive Officer evaluation and Board and committee self-evaluations

●  Recommendations of nominees, committee members, and Lead Independent Director

The Risk Committee has approved our Risk Management Framework and manages our Risk Appetite Framework and Statement, which are approved by our Boards. The Risk Committee structure is designed to allow for information flow and escalation of risk-related issues. The Risk Committee monitors adherence to our Risk Management Framework and Risk Appetite Framework and Statement and provides a report on risk management to the Boards on at least a quarterly basis, and our Chief Risk Officer provides regular reports to the Risk Committee and the Boards. Management and independent risk functions make regular reports to the Risk Committee on key risk areas, such as capital, asset, liquidity, market, credit, compliance, strategic, and operational risks, including human capital, technology, and cyber risks. In addition, the Risk Committee may request reports or information from the Audit Committee, the Trust Committee, and the CNG Committee regarding matters relevant to the Risk Committee’s oversight responsibility for our Risk Management Framework. Further information regarding the function and responsibilities of these committees is contained below under the heading “COMMITTEES OF OUR BOARDS.”

We believe our regulatory environment and our committee structure result in our Boards being more active in risk management oversight than the boards of companies that are not regulated, or that are not regulated as extensively, as financial institutions. The involvement of our committees in the Boards’ oversight function enhances our Boards’ effectiveness and leadership structure by providing opportunities for outside directors to become more familiar with our and FCB’s critical operations and more engaged in the Boards’ activities with respect to risk management.

24	2025 Annual Proxy Statement

Corporate Governance

Attendance by Directors at Meetings

Board of Directors Meetings. Our Board met 14 times during 2024. Our Corporate Governance Guidelines provide that directors are expected to regularly attend meetings of the Boards and of the committees on which they serve (subject to circumstances that make their absence unavoidable), to review materials provided to them in advance of meetings, and to participate actively in discussions at meetings and in the work of the committees on which they serve. During 2024, all then-current directors attended at least 75% of the aggregate number of meetings held during their terms of office by our Board and any committees of the Boards on which they served. Eight of our then-current directors attended 100% of the aggregate of such meetings, not including meetings of working groups of directors.

Number of Board and

Committee Meetings Held in 2024

Board	14
Audit Committee	12
Risk Committee	18
Trust Committee	5
CNG Committee	10
Executive Committee	5

Annual Meetings. Attendance by our directors at Annual Meetings of our stockholders gives directors an opportunity to hear the concerns expressed in questions submitted by stockholders who participate in those meetings. In order to facilitate directors’ attendance, we schedule our Annual Meetings on the same dates as regular meetings of the Boards. Our Board recognizes that our outside directors have their own business interests and are not our associates, and that it is not always possible for them to attend Annual Meetings. However, our Board believes that attendance by directors at our Annual Meetings is beneficial to us and to our stockholders, and our Corporate Governance Guidelines provide that our directors are strongly encouraged to attend each Annual Meeting. Twelve of our 13 then-current directors attended our last Annual Meeting, which was held virtually in May 2024.

Communications with Our Board

Our Board encourages our stockholders to communicate their concerns and other matters related to our business, and the Board has established a process described below by which you may send written communications to our Board, committees, or independent directors as a group, or to one or more individual directors, including our Lead Independent Director.

Mail your correspondence to:	Email your correspondence to:
Board of Directors First Citizens BancShares, Inc. Attention: Corporate Secretary Post Office Box 27131 (Mail Code FCC22) Raleigh, North Carolina 27611-7131	fcbdirectors@firstcitizens.com

You should indicate whether your communication is directed to the entire Board, to a particular committee of the Board or its chairperson, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and, with the exception of communications our Corporate Secretary considers to be unrelated to a director’s duties and responsibilities or our business, forwarded to the intended recipients.

2025 Annual Proxy Statement	25

Corporate Governance

Code of Ethics

Our Boards have adopted a Code of Ethics that applies to all executive officers, directors, and associates, including our Chief Executive Officer, Chief Financial Officer, Treasurer, and other senior financial officers who have primary responsibility for our financial reporting and accounting functions. A copy of the Code is posted on FCB’s website and may be found at
ir.firstcitizens.com/corporate-governance/governance-documents
. Our Boards have also adopted a code of ethics that applies to contingent workers engaged on a temporary basis through contractual agreements to provide services to FCB.

In addition to its other purposes listed in the table, the Code of Ethics includes provisions

OUR CODE OF ETHICS IS INTENDED TO PROMOTE:

●
  honest and ethical conduct;

●
  the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●
  full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and banking regulators and in other public communications we make;

●
  compliance with applicable governmental laws, rules, and regulations;

●
  prompt internal reporting of violations of the Code of Ethics; and

●
  accountability for adherence to the Code.

which prohibit all directors, executive officers and other associates from engaging in investment practices that violate securities laws or regulations, or our policies, or that otherwise are illegal, improper, or unethical. Those prohibited practices include purchasing or selling our securities, or the securities of any other company with which we do business, while in possession or aware of material non-public
information, and disclosing, communicating, other than in accordance with our policies, or otherwise misusing material non-public
information regarding our company or any other company with which we do business.
Officers, associates, customers, suppliers, stockholders, or others may submit confidential and anonymous reports regarding ethical or other concerns about our company, FCB, or any of our directors, executive officers, or other associates in any of the ways described below.

REPORTING ETHICAL CONCERNS

ONLINE THROUGH FCB’S WEBSITE: ONLINE THROUGH A THIRD PARTY PROVIDER: BY TELEPHONE:	www.firstcitizens.com/privacy-security/report-ethical-concerns secure.ethicspoint.com/domain/media/en/gui/14505/index.html 800-UREPORT (or 800-873-7678)

We intend to satisfy the disclosure requirement under Item 5.05 of Form
8-K
regarding an amendment to or waiver from a provision of our Code of Ethics that covers our Chief Executive Officer, Chief Financial Officer, Treasurer, and other senior financial officers who have primary responsibility for our financial reporting and accounting functions by posting that information on our Internet website at
ir.firstcitizens.com/corporate-governance/governance-documents.
Insider Trading Policy
Our Boards have adopted an Insider Trading Policy, which applies to our and FCB’s directors, executive officers, and associates. In addition, as described above under the caption “Code of Ethics,” we have adopted a Code of Ethics that applies to directors, executive officers and associates. The Insider Trading Policy and the Code of Ethics contain provisions that prohibit trading in our securities, or the securities of any other company with which we do business, while in possession or aware of material non-public
information, and disclosing, communicating, other than in accordance with our policies, or otherwise misusing material non-public
information regarding our company or any other company with which we do business. Additionally, the Insider Trading Policy requires that directors, executive officers, and designated associates (“restricted persons”)
pre-clear
non-exempt
transactions in our securities and not transact in our securities at times when we have closed the trading window in our securities. The Insider Trading Policy and the Code of Ethics are intended to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq.
In addition, the Insider Trading Policy provides that our company will only engage in transactions in our securities in compliance with all applicable laws.

26	2025 Annual Proxy Statement

Corporate Governance

Our Vision and Values

We aim to build lasting financial security that grows with the greatest ambitions of our clients, colleagues, and communities. As a result, we have established a unique legacy of strength, stability, and long-term thinking that has spanned generations.

Headquartered in Raleigh, N.C., FCB was founded as the Bank of Smithfield in North Carolina in 1898 and served primarily agricultural customers. More than 125 years later, we are a top-20 U.S. financial institution, a member of the Fortune 500, and have been recognized by Forbes as one of America’s Best Banks in 2024 and 2025 and Most Trusted Companies in America in 2025.

Over the years, we have expanded our geographic footprint and client segments, widened the scope of our products and services to support them, enhanced our talent, and gained even greater sector-specific expertise. With more than $200 billion in assets and more than 500 branches and offices in 29 states nationwide, we provide financial services to a wide range of consumer and commercial clients. Our services include retail and mortgage banking, wealth management, and commercial banking delivering best-in-class lending, leasing, and other financial services for businesses and investors at every stage of their lifecycle. We also operate a nationwide digital Direct Bank.

The SVB Acquisition in March 2023 and the CIT Merger in January 2022 greatly enhanced our scale, geography, products, services, expertise, and ability to serve customers and clients of all types and sizes. The SVB Acquisition marked a major milestone in our history. The transaction helped stabilize the U.S. financial system, provided new markets and capabilities for our franchise, and accelerated our transformation into a full-service institution with a national footprint. It also resulted in significant increases in total assets, total deposits, and loans and leases, as well as an expansion of our network of branches and private banking offices that enhanced our franchise in attractive West Coast and Northeast markets.

The SVB Acquisition came on the heels of the CIT Merger that added scale in commercial banking and railcar leasing, as well as a branch network in California and the Direct Bank. It united the complementary strengths of each bank’s middle market, commercial, and private banking capabilities, and it took advantage of common platforms, vendor partners, and technologies. Importantly, from both the SVB Acquisition and the CIT Merger we gained a dedicated group of professional bankers, including those with deep experience in supporting the innovation economy.

While the past few years have been a transformational period for us given the transactions with CIT and SVB, our relationship-based, client-centered approach remains as it has for more than a century. We put our clients first, embrace differences, respect and have empathy for one another, collaborate as a team, and are forward thinking. These values unite our associates and guide us as we provide a positive experience for our clients, colleagues, and communities, while building long-term value for our company and stockholders.

Human Resources Strategy

Our ability to attract, retain, and develop associates is critical to our success. We prioritize supporting our business by striving to ensure we have the right talent in the right jobs and with the right skills to fulfill our strategic objectives.

Our vision is realized by cultivating a foundation that includes both a strong business strategy and a unified culture. A relationship-based, client-centered, and long-term focused approach supports our strategic objectives and reinforces a culture that prioritizes shared values and behaviors. These unwavering commitments position us to support our clients, colleagues, and communities in pursuing their greatest ambitions. Our client-centric approach has always been the bedrock of who we are, building deep and lasting relationships that prioritize the client experience. Our long-term focus allows us to make strategic decisions and investments designed to build long-term value and stability for all stakeholders, while skillfully managing risk along the way.

Our human resources team works to identify and deploy the critical talent needed to support these strategic objectives and our unified culture. We make talent attraction and retention a priority by offering learning and development opportunities, internal career mobility, a comprehensive total rewards package, and a welcoming values-based culture.

2025 Annual Proxy Statement	27

Corporate Governance

Benefits. A strong focus on our associates’ well-being is part of our culture and integral to our total rewards philosophy. Recognizing that well-being is an individual journey, our competitive benefits program has been thoughtfully designed to provide associates with options to choose from in five well-being dimensions – physical, financial, emotional, social, and community. Supporting the health and well-being of our associates, we offer benefits that include, but are not limited to:

●	medical plan options that include telehealth, dental and vision plan options, and wellness programs;

●	a 401(k) plan, flexible spending accounts, life and accidental death and dismemberment insurance, short-term and long-term disability coverage, numerous voluntary coverages, and discount programs;

●	paid time off and other time away such as holidays, parental leave, and volunteer leave; and

●	an employee assistance program.

Learning and Development. We also offer a robust development program designed to enhance the skills, knowledge, and capabilities that support successful careers within our company. We provide associates tools, training, and support to build impactful relationships and foster an environment of continual growth and learning. Consistent with our approach to making development accessible and inclusive, everyone has access to on-demand lessons and live, interactive experiences tailored to deliver unique educational opportunities.

Inclusion. We value diversity – in people, in the markets we serve, and in the products and services we offer. We seek individuals with varied backgrounds because we understand that our differences contribute to a diversity of thought that enhances associate and customer relationships and propels innovation in our products and services. As a relationship-based culture, we believe it is important that associates feel included and valued and that we provide access to resources and opportunities that support long-term business success for us and our associates.

We also prioritize creating connections, achieving our clients’ goals, fostering a culture of belonging, and promoting educational and engagement opportunities to deepen relationships across the company. To further these efforts, we support a variety of business resource groups that are open to all our associates regardless of race, gender, or nationality. These groups play a key role in creating an inclusive workplace culture, attracting and retaining the best available talent, enriching both associate and customer experiences, and achieving key business objectives.

Managing Human Resources Risk. Our human resources leadership focuses on building long-term human capital plans, while carefully managing risk, and our overall Risk Management Framework includes processes for the oversight and management of risks related to human resources. Our Operational Risk and Compliance Risk Committees (subcommittees of the Enterprise Risk Oversight Committee (“EROC”), which is comprised of management) monitor various human resources metrics, including, but not limited to, associate voluntary and involuntary turnover, hiring, succession, and associate demographics, and reports, trends, and action plans are provided to the EROC and the Boards’ Risk Committee as appropriate. See “CORPORATE GOVERNANCE – Boards’ Role in Risk Management” and “COMMITTEES OF OUR BOARDS – Risk Committee.”

28	2025 Annual Proxy Statement

Committees of Our Boards

COMMITTEES OF OUR BOARDS

Board Committee Structure

The Boards have four standing committees that assist the Boards in oversight, governance, and risk management matters. Those committees include the Audit Committee, the Risk Committee, and the CNG Committee, which are joint committees of the Boards, and the Trust Committee, which is a separate committee of FCB’s Board. Each committee operates under a written charter approved by the Boards that sets out the committee’s composition, authority, duties, and responsibilities. Our Board has determined that all current members of the Audit and CNG Committees, four of the five current members of the Risk Committee, and three of the four current members of the Trust Committee, are independent directors as that term is defined by Nasdaq’s listing standards. A copy of the current charter of each committee is posted on FCB’s website and may be found at ir.firstcitizens.com/corporate-governance/governance-documents.

H. Lee Durham, Jr. Audit Committee Chairman	Robert R. Hoppe Risk Committee Chairman	Robert T. Newcomb CNG Committee Chairman	John M. Alexander, Jr. Trust Committee Chairman	Frank B. Holding, Jr. Executive Committee Chairman

The Boards also have an Executive Committee which includes the chairperson of our Audit Committee, the chairperson of our Risk Committee, and the chairperson of our CNG Committee (who also currently serves as the Board’s Lead Independent Director), in addition to our Chairman, Frank B. Holding, Jr., and Vice Chairwoman, Hope H. Bryant. A majority of the current members are independent directors. Under North Carolina banking law, FCB’s Board of Directors is required to have an executive committee that meets as often as required by the Board, but at least once during each month in which the full Board does not meet. The Executive Committee is a joint committee of the Boards and meets each month in which there is not a regularly scheduled meeting of the Boards and at other times as needs arise. Under our and FCB’s Bylaws, the Executive Committee is authorized to exercise all of the powers of the Boards in the management of our affairs when the Boards are not in session, subject to certain statutory limitations and the ability of the full Boards to limit the Executive Committee’s authority. The Executive Committee met five times during 2024.

Under their charters, each member of the Audit and CNG Committees must be an independent director, and members must satisfy requirements of Nasdaq’s listing standards and other laws and regulations (including banking and securities laws and regulations) applicable to service on those committees. The chairperson of the Risk Committee must be an independent director. The Trust Committee must be comprised of not less than three members of FCB’s Board, including at least one independent director, one of whom will be appointed as the Committee chairperson. In addition, the Trust Committee may include no more than one director who also serves as an officer of FCB (who may not be an officer who participates significantly in the administration of FCB’s fiduciary responsibilities).

The Audit Committee, Risk Committee, CNG Committee, and Trust Committee each is required to meet at least quarterly, and each may meet more frequently as it and/or its chairperson considers necessary. Each committee also will meet when requested by the Chairman of the Boards or by our Lead Independent Director. In addition to their duties and responsibilities set forth in their respective charters, each committee is authorized to undertake such other duties and responsibilities within the scope of its primary functions as the committee or the Boards may from time to time deem necessary or appropriate. In discharging its duties, each committee may:

●

at its discretion and without the prior approval of management or the Boards, retain or obtain the advice of separate, outside consultants or advisors (including legal counsel and other advisors), at our or FCB’s expense, in accordance with procedures established from time to time by the committee, and oversee and approve all terms of the engagement of any such consultants or advisors, including their fees or other compensation;

●

conduct investigations and request and consider information (from management or otherwise) as the committee considers necessary, relevant, or helpful in its deliberations and the formulation of its decisions or recommendations;

●

seek any information from our or FCB’s associates (who are directed to cooperate with each committee’s requests), or from external parties, and consult to the extent it deems appropriate with the Chairman of the Boards, the Chief Executive Officer, the Lead Independent Director, other directors, and other officers and associates; and

●

delegate any of its responsibilities to subcommittees or to individual members to the extent not inconsistent with other sections of its charter (including applicable independence requirements) or applicable laws or regulations.

2025 Annual Proxy Statement	29

Committees of Our Boards

Each committee member may rely on the advice, expertise, and integrity of persons (including our and FCB’s officers and associates) and organizations that provide information to the committee, and the accuracy and completeness of the financial and other information provided to the committee, absent actual knowledge that such reliance is not reasonable or warranted. In the performance of each committee’s responsibilities, each committee member (and the committee as a whole) is under a continuing duty to exercise independent judgment on an informed basis, in good faith, and in a manner each considers to be in our and FCB’s best interests.

Audit Committee

H. Lee Durham, Jr. Chairman and Audit Committee Financial Expert Committee Meetings in 2024: 12

Other Committee Members (1):

John M. Alexander, Jr., Michael A. Carpenter, David G. Leitch,

Robert T. Newcomb, and R. Mattox Snow III

(1) Mr. Snow was appointed as a member of the Audit Committee effective January 2, 2025.

Our Audit Committee is a joint committee of the Boards. In addition to being independent directors under the SEC’s rules and Nasdaq’s listing standards, under the Committee’s charter all members must be able to read and understand fundamental financial statements, and at least two members must have banking or related financial management expertise sufficient to comply with applicable regulations of the FDIC. At least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background, that will fulfill Nasdaq’s applicable financial sophistication requirements.

In addition to its other responsibilities, including those listed in the table, the Audit Committee annually reviews and approves our Regulation Fair Disclosure (FD) Policy, and it annually reviews and approves our accounting policies to determine that they are in accordance with accounting principles generally accepted in the United States. The Committee also is responsible for establishing procedures for the receipt, retention, and treatment of complaints from associates, customers, suppliers, stockholders, or others related to accounting and financial processes and reporting, internal controls, and auditing matters, including procedures for the confidential, anonymous submission by associates of concerns regarding those matters, and for evaluating any fraud, whether or not material, that involves management or other associates who have a significant role in our internal controls.

AUDIT COMMITTEE RESPONSIBILITIES

In addition to its other duties and responsibilities under its charter or as may be assigned from time to time by the Boards, the Audit Committee is responsible for:

●  appointing, determining the compensation and terms of engagement of, and monitoring and overseeing the work, independence, and performance of, our independent accountants and any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services;

●  pre-approving all audit and permitted non-audit services proposed to be provided by our independent accountants in accordance with approval policies and procedures adopted by the Committee from time to time;

●  monitoring and overseeing the quality and integrity of our accounting and financial reporting process, and reviewing our annual audited and quarterly unaudited financial statements and quarterly earnings releases, and any significant accounting and financial reporting issues, with management and our independent accountants;

●  monitoring our systems of internal controls regarding finance, accounting, and associated legal compliance, and reviewing and discussing any significant deficiencies or material weaknesses in the design or operation of internal controls that could adversely affect our ability to record, process, summarize, and report financial data;

●  monitoring and overseeing the audit program, budget, and resources of our Internal Audit Department, and approving the hiring, performance, and compensation of our Chief Internal Audit Officer;

●  annually reviewing our Code of Ethics, recommending to the Boards any changes to the Code that the Committee considers necessary or advisable, and overseeing management’s processes and procedures for enforcement of the Code;

●  fostering free and open communication among our independent accountants, management, Internal Audit Department, and the Boards; and

●  monitoring our and FCB’s compliance with laws, rules, regulations, or other governmental or regulatory requirements as they affect accounting and financial processes and reporting, internal controls, and auditing matters.

30	2025 Annual Proxy Statement

Committees of Our Boards

Under the Boards’ written policies described below under the heading “TRANSACTIONS WITH RELATED PERSONS,” the Committee is responsible on an ongoing basis for reviewing and approving certain transactions, arrangements, or relationships with us or FCB in which any of our related persons has a material interest. The Committee annually reviews and approves our Hedging and Pledging Policy described below under the captions “BENEFICIAL OWNERSHIP OF OUR COMMON STOCK – Hedging Policy” and “– Pledging Policy,” and is responsible for reviewing any requests by an executive officer or director for an exception to our pledging policy and monitoring any outstanding pledges of our stock by any of them.

The Committee selects and appoints, and reviews various reports from, our independent accountants (including their annual report on our audited consolidated financial statements), financial reports we file under the Exchange Act, and reports of examinations by our regulatory agencies. Our Chief Internal Audit Officer reports directly to our Audit Committee and provides reporting, at least quarterly, to the Committee to facilitate its oversight of the internal audit function. At least quarterly, the Committee reviews reports on the work performed by FCB’s Corporate Finance Department. Our Chief Compliance Officer reports to the Committee regarding transactions with our related persons, as well as all reports of internal suspicious activity, and reports of external suspicious activity above certain amounts, filed by FCB. The Disclosure Committee and the Allowance Committee (management committees comprised of members selected from our management) report directly to the Audit Committee and assist it in the performance of its duties.

Information regarding the process for and factors considered in the Audit Committee’s selection of our independent accountants is contained under the heading “PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.”

Audit Committee Financial Expert. H. Lee Durham, Jr., the Committee Chairman and one of our independent directors, is a retired partner in the accounting firm of PricewaterhouseCoopers LLP. Upon his retirement from public accounting, he had 32 years of public accounting and audit experience, much of which involved financial institutions and other public companies. Our Board has designated Mr. Durham as the Committee’s “Audit Committee Financial Expert,” as that term is defined by the rules of the SEC.

Audit Committee Report

This report is furnished by the Audit Committee, the members of which, on the date of the filing of our 2024 Annual Report, are named below.

Our management is responsible for our financial reporting process, including our system of internal controls and disclosure controls and procedures, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States. Our independent accountants are responsible for auditing those financial statements. The Audit Committee oversees and reviews those processes. In connection with the preparation and audit of our consolidated financial statements for 2024, the Committee has:

●	reviewed and discussed our audited consolidated financial statements for 2024 with our management;

●	discussed with our independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

●

received the written disclosures and the letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence; and

●	discussed with our independent accountant the independent accountant’s independence.

Based on the above reviews and discussions, the Audit Committee recommended to our Board that our audited consolidated financial statements be included in our 2024 Annual Report.

The Audit Committee:

H. Lee Durham, Jr.	John M. Alexander, Jr.	Michael A. Carpenter	David G. Leitch
Robert T. Newcomb		R. Mattox Snow III

2025 Annual Proxy Statement	31

Committees of Our Boards

Risk Committee

Robert R. Hoppe Chairman and Risk Management Expert Committee Meetings in 2024: 18	Other Committee Members: Ellen R. Alemany, Victor E. Bell III, Dr. Eugene Flood, Jr., and Robert E. Mason IV

Our Risk Committee is a joint committee of the Boards. Under the Federal Reserve Board’s rules and the Risk Committee’s charter, the Committee must be chaired by an independent director and must include at least one member having experience in identifying, assessing, and managing risk exposures of large, complex financial firms. Our Board has determined that Robert R. Hoppe, the Committee’s Chairman, has that experience and has designated him as the Committee’s Risk Management Expert. Mr. Hoppe is a retired partner in the accounting firm of PricewaterhouseCoopers LLP with 34 years of public accounting and audit experience. In addition to Mr. Hoppe, the Board has determined that two other members of the Committee, Ellen R. Alemany and Dr. Eugene Flood, Jr., also have experience that satisfies the requirements of the Federal Reserve Board’s rule.

In addition to its other responsibilities, including those listed in the table, the Risk Committee was established to review, provide effective challenge, and manage our enterprise-wide Risk Management Framework and Risk Appetite Framework and Statement and to assist the Boards in fulfilling their responsibility to oversee our risk management practices. Our EROC, the voting members of which are selected from our management, and which is chaired by our Chief Risk Officer, is a management committee that reports directly to the Risk Committee. EROC’s function is to oversee the operation of our Risk Management Framework and Risk Appetite Framework and Statement managed by the Risk Committee; work to ensure adequate implementation of processes to identify, assess, monitor, and manage risks within business units; and monitor performance relative to our risk appetite and tolerances approved by the Boards.

RISK COMMITTEE RESPONSIBILITIES

In addition to its other duties and responsibilities under its charter or as may be assigned from time to time by the Boards, the Risk Committee is directed to:

●  monitor and advise the Boards regarding our and FCB’s risk exposures, including, without limitation, capital adequacy (including capital planning), credit, market, liquidity, operational (including human capital and information technology), compliance, legal, strategic, asset, and reputational risks and the control processes with respect to those risks;

●  evaluate, monitor, effectively challenge, and oversee the adequacy and effectiveness of our and FCB’s risk management program and supporting framework (within which our management is responsible for defining and executing enterprise-wide risk management programs) which are intended to ensure appropriate identification, assessment, monitoring, and reporting of significant risks;

●  review and assess our and FCB’s strategy to validate that it is aligned with our risk appetite and financial objectives;

●  monitor the work of and receive and challenge reports from management and our Enterprise Risk Oversight Committee to determine whether risks are being identified (including top and emerging risks) and managed within approved risk tolerances;

●  review, approve and recommend for approval by our Boards, challenge, and monitor adherence to our and FCB’s risk appetite and supporting risk tolerance levels;

●  monitor the work of and receive and challenge reports from Credit Risk Review to determine whether credit risks are being identified and managed within approved risk tolerances;

●  review reports of examination by and communications from regulatory agencies, and the results of internal and third-party testing, analyses, and reviews, related to our and FCB’s risks, risk management, and any other matters within the scope of the Committee’s oversight responsibilities, and monitor and review management’s response to any noted issues; and

●  review and approve our Board level risk management policies on an annual basis to confirm consistency and compliance with risk appetite.

32	2025 Annual Proxy Statement

Committees of Our Boards

Subcommittees of EROC are listed in the table, each of which may have its own councils that focus on specific matters within their areas of responsibility. The Risk Committee receives regular reports from business and independent risk functions regarding capital risk, market risk, asset risk, liquidity risk, credit risk, operational risk (including human capital, technology, and cyber risks), reputational risk, compliance risk, and strategic risk.

As discussed above under the caption “CORPORATE GOVERNANCE — Human Resources Strategy,” the Risk Management Framework approved by the Risk Committee includes processes for the oversight and management of risks related to our human capital and the escalation of related risk issues to the Committee. Our Operational Risk Committee and Compliance Risk Committee, which are subcommittees of EROC, through our human resources department, monitor various human capital metrics, including associate voluntary and involuntary turnover, hiring, succession, demographics, and other metrics. Quarterly reports and trends are provided to EROC, which reports identified risk issues to the Risk Committee.

The Risk Committee also periodically reviews information security policies and technology risk management programs and practices that are designed to protect FCB’s and its customers’ and associates’ data, records, and proprietary information. The Committee also reviews reports on our business continuity and disaster recovery program that is designed to help FCB safeguard associates, customers, products, and services from disruptions from events such as cyberattacks, natural disasters, and man-made events.

SUBCOMMITTEES OF EROC

Subcommittees of EROC include:

●  the Financial Risk Committee,

●  the Compliance Risk Committee,

●  the Credit Risk Committee,

●  the Operational Risk Committee,

●  the Technology & Security Risk Committee,

●  the Asset and Liability Committee,

●  the Capital and Stress Testing Committee,

●  the Regulatory Activities Oversight Committee, and

●  the Technology Investment Committee.

Certain matters within the scope of the Risk Committee’s oversight responsibilities also may fall within the scope of the oversight responsibilities of other committees of the Boards. To minimize the duplication of time and effort, the Risk Committee may defer to those other committees with respect to any such specific matters, but it may request reports or information from those other committees to determine whether those matters are being adequately addressed within our and FCB’s Risk Management Framework. The Risk Committee also reviews risk related to compensation and generally holds at least one joint meeting with the CNG Committee on an annual basis. Additional information regarding the Risk Committee’s processes is contained in the discussion under the caption “CORPORATE GOVERNANCE — Boards’ Role in Risk Management.”

2025 Annual Proxy Statement	33

Committees of Our Boards

Trust Committee

John M. Alexander, Jr. Chairman Committee Meetings in 2024: 5	Other Committee Members (1): Hope H. Bryant, Dr. Eugene Flood, Jr., and R. Mattox Snow III (1) Mr. Snow was appointed as a member of the Trust Committee effective January 2, 2025.

In accordance with guidance from banking regulators that applies to banks with trust departments, FCB’s Board of Directors has a separate Trust Committee. The Committee must be comprised of not less than three members of FCB’s Board, including at least one independent director, who will be voting members and one of whom will be appointed as the Committee chairperson. The Committee may include no more than one director who also serves as an officer of FCB (who may not be an officer who participates significantly in the administration of FCB’s fiduciary responsibilities).

In addition to its other responsibilities listed in the table, the Trust Committee’s primary purpose is to assist FCB’s Board in its oversight and supervision of FCB’s administration and exercise of fiduciary responsibilities and other trust activities and in its oversight of risks associated with those activities. Management subcommittees of the Trust Committee include the Trust Risk Management Committee, Trust Investment Committee, and Trust Administrative Committee, the voting members of which are selected from our management and which report directly to the Committee and assist it in the performance of its duties.

TRUST COMMITTEE RESPONSIBILITIES

In addition to its other duties and responsibilities under its charter or as may be assigned from time to time by FCB’s Board, the Trust Committee is directed to:

●  review and approve the Trust Department’s policies;

●  review and decide whether to approve and/or ratify exceptions to Trust Committee-approved policies;

●  review and assess the adequacy of the Committee’s charter at least annually and recommend any proposed changes to FCB’s Board for consideration;

●  review and approve any management committee charters at least annually and any recommended revisions;

●  review and approve the regularly published fee schedules for Trust Department services;

●  review and recommend for approval by FCB’s Board, in accordance with applicable state statutes, the quarterly purchases and sales for discretionary accounts administered by the Trust Department;

●  review and receive the minutes of the management committees;

●  provide an appropriate level of effective challenge to the first and the second lines within the Trust Department;

●  ensure the application of FCB’s conduct and ethical standards to, and the ethical environment within, the Trust Department;

●  oversee the administration of client accounts by the Trust Department to ensure that it is in conformance with the FDIC’s Statement of Principles of Trust Department Management;

●  oversee the organizational structure of the Trust Department, including establishment of divisions or groups within the Trust Department, and the names used by the Trust Department and its divisions or groups offering fiduciary services;

●  oversee the investment and disposition of assets held by the Trust Department, and monitor financial performance of investments made and investment strategies and processes utilized;

●  ensure records and recordkeeping practices of the Trust Department are in compliance with any applicable rules or regulations; and

●  oversee the use of vendors, services, and products by the Trust Department including, but not limited to, accounting and information systems and clearing arrangements.

34	2025 Annual Proxy Statement

Committees of Our Boards

Compensation, Nominations and Governance Committee

Robert T. Newcomb Chairman and Lead Independent Director Committee Meetings in 2024: 10	Other Committee Members: Victor E. Bell III, H. Lee Durham, Jr., David G. Leitch, and Robert E. Mason IV

The CNG Committee is a joint committee of the Boards. In addition to being independent directors under Nasdaq’s listing standards, under its charter members of the Committee must satisfy Nasdaq’s heightened independence requirements for members of compensation committees.

As described in the following paragraphs, the Committee’s duties and responsibilities are divided into three functions, including nominations, corporate governance, and compensation.

Nominations Function. In its role as the Boards’ nominations committee, the CNG Committee makes recommendations to the Boards regarding the selection of nominees for election as directors at our Annual Meetings, candidates for appointment to fill vacancies on the Boards, and members and chairpersons of the various committees of the Boards. Each year the Committee also makes recommendations to the Boards regarding the election of our and FCB’s Chairman, Chief Executive Officer, Vice Chairwoman and President and a recommendation to our independent directors regarding their selection of a Lead Independent Director.

In its Board succession planning, the Committee applies a process which includes: assessment of needs and vacancies; development of candidate criteria; assembly of a candidate pool; screening, recruiting, and interviewing candidates; selection and appointment or nomination of selected candidates; and orientation and integration of new directors. The Committee has also engaged, and may engage from time to time, a search firm to perform the function of providing assistance in identifying potential candidates for director. The Committee seeks to identify and recommend candidates who will best serve our and our stockholders’ interests. In identifying potential candidates and recommending nominees, the Committee considers incumbent directors as well as candidates who may be suggested by our management, other directors, or stockholders. The procedure for stockholders to recommend candidates to the Committee is contained below under the heading “RECOMMENDATIONS OF NOMINEES.”

QUALIFICATIONS OF DIRECTOR CANDIDATES

The CNG Committee seeks to recommend Board candidates:

●  who have personal and professional integrity, sound judgment, and business acumen;

●  who have the time, ability, and commitment to make a constructive and meaningful contribution to the Boards;

●  who, with other directors, will effectively serve the long-term interests of our stockholders; and

●  who satisfy applicable requirements of state and federal laws, rules, and regulations (including banking regulations) for service as our and FCB’s directors.

EVALUATION OF DIRECTOR CANDIDATES

The CNG Committee considers the size and composition of the Boards in light of our current and future needs and recommends candidates based on its assessment of, among other things:

●  business, professional, personal, and educational background, skills, experience, and expertise;

●  community leadership;

●  independence;

●  potential contributions to the Boards that are unusual or unique;

●  knowledge of our organization and our and FCB’s respective operations;

●  personal financial interest in our and FCB’s long-term growth, stability, and success;

●  the past and future contributions of our current directors, and the value of continuity and prior Board experience;

●  the existence of one or more vacancies on the Boards;

●  our need for directors possessing particular attributes, skills, experience, or expertise;

●  the role of directors in FCB’s business development activities;

●  diversity of individuals who bring different attributes, experiences and perspectives to deliberations; and

●  other factors that it or our Boards consider relevant, including any specific qualifications that may be adopted from time to time.

2025 Annual Proxy Statement	35

Committees of Our Boards

While the Committee and our Boards recognize the benefits derived from boards of directors composed of individuals who bring different attributes, experiences, and perspectives to the Boards’ deliberations, and while diversity is a consideration in the selection of nominees, they have not adopted any written or mandatory diversity policy or criteria applicable to the director nominations process. Accordingly, in evaluating and selecting nominees, diversity is one of multiple factors considered by the Committee and the Boards.

Governance Function. In its role as the Boards’ joint governance committee, the CNG Committee has a range of governance-related responsibilities.

In addition to its responsibilities listed in the table, and as provided in our Corporate Governance Guidelines and described above under the caption “CORPORATE GOVERNANCE — Director Independence,” our Board has directed the Committee to annually assess each director’s independence and report its findings in connection with the Board’s annual determination of which of the directors the Board considers to be independent. Between those annual determinations, on an ongoing basis the Committee is directed to monitor the status of each director and inform the Board of changes or events that may affect a director’s ability to exercise independent judgment.

GOVERNANCE RELATED RESPONSIBILITIES

In addition to its other duties and responsibilities under its charter or as may be assigned from time to time by the Boards, as the Boards’ joint governance committee the CNG Committee is directed to:

●  evaluate and make recommendations to the Boards concerning our board and governance structure, the number, size, composition, and responsibilities of committees of the Boards, and committee membership rotation practices;

●  annually review our Corporate Governance Guidelines and recommend for our Board’s approval any changes the Committee considers necessary or advisable;

●  establish the knowledge, skills, experience, qualifications, and performance criteria for directors and committees of the Boards in accordance with our strategic needs, our Corporate Governance Guidelines, applicable laws, regulations and standards, and other criteria or minimum qualifications as the Committee may recommend;

●  annually review our Code of Ethics as applied to directors, review directors’ compliance with the Code, evaluate and make recommendations to the Boards concerning any request for a waiver from the Code, and oversee our management’s processes and procedures for enforcement of the Code;

●  conduct annual evaluations of our Chief Executive Officer’s performance, and coordinate and facilitate an annual self-evaluation by the Boards and their committees of their own performance, and report the results of the evaluations to the Boards;

●  with the Chairman of the Boards and our Corporate Secretary, develop an orientation program for new directors and continuing education opportunities for incumbent directors;

●  oversee our communications with stockholders in connection with our Annual Meetings and otherwise; and

●  make recommendations to the Boards as appropriate regarding succession planning for key Board positions, our Chief Executive Officer, and other key positions as the Boards may deem appropriate.

Compensation Function. In its role as the joint compensation committee of the Boards, the CNG Committee reviews and provides overall guidance to the Boards regarding our executive compensation and benefit programs.

After receiving the Committee’s recommendations, the Boards make all final decisions regarding executive compensation matters, with the exception of payments and awards under the LTIP and MPP which are the sole responsibility of the Committee. The Committee also reviews and makes recommendations to the Boards regarding amounts of compensation paid or provided to our directors.

36	2025 Annual Proxy Statement

Committees of Our Boards

In its review and consideration of compensation matters, the Committee works closely with our Chief Human Resources Officer and his staff. In considering compensation to be paid to our executive officers named in the Summary Compensation Table under the heading “EXECUTIVE COMPENSATION” below, the Committee considers the results of its annual evaluation of our Chief Executive Officer’s performance and, in the case of officers other than himself, information provided from time to time by our Chief Executive Officer about their performance and his recommendations as to their compensation.

The Committee may retain or obtain the services of outside consultants or other advisors at our or FCB’s expense, and under its charter the Committee is directly responsible for the appointment, compensation, terms of engagement, and oversight of the work of its consultants and advisors. Since 2013, the Committee has retained the services of Pay Governance LLC (“Pay Governance”), a national executive compensation consulting firm. Pay Governance’s engagement each year contemplates that it will prepare market and peer analyses comparing our executives’

COMPENSATION RELATED RESPONSIBILITIES

In addition to its other duties and responsibilities under its charter or as may be assigned from time to time by the Boards, as the Boards’ joint compensation committee the CNG Committee is directed to:

●  establish our overall compensation philosophy and practices and regularly review them to determine the overall risk profile of our compensation program;

●  oversee an annual review of our and FCB’s compensation plans, including all incentive and variable pay plans within specific divisions of FCB, to determine whether there are potential areas of risk that reasonably could be expected to have a material adverse effect on our business and financial results, and ensure continuing oversight and mitigation of risk within our and FCB’s compensation practices;

●  administer and approve all grants of award opportunities and payments of awards under FCB’s LTIP and MPP;

●  review and make recommendations to the Boards regarding all other executive compensation matters, including:

➢   amounts of cash and other compensation paid or provided to, and the adoption of or revisions to compensation, incentive, retirement, or other benefit plans that affect, our and FCB’s Chief Executive Officer and other executive officers; and

➢   at the request of the Boards, amounts of cash and other compensation paid or provided to, and the adoption of or revisions to compensation, incentive, retirement, or other benefit plans that affect, other individually named officers or associates.

and directors’ compensation rates to the market compensation paid by similar financial services organizations to their officers and directors in similar positions, advise the Committee regarding its responsibilities and developments in compensation rules and practices, consult with our management and the Committee regarding our annual and strategic plans and the formulation of their compensation recommendations, and assist the Committee in its consideration of new, and changes to existing, compensation plans and strategies. Pay Governance also assists in the review of the discussion of our executive compensation program included under the heading “COMPENSATION DISCUSSION AND ANALYSIS.” Additional information about Pay Governance’s work with the Committee is contained under that heading. While Pay Governance’s advice is a resource considered by the Committee in its decision-making process, other than in a consulting and advisory capacity Pay Governance has no role in the Committee’s compensation decisions or recommendations made to the Boards.

2025 Annual Proxy Statement	37

Committees of Our Boards

The following chart describes the process through which executive compensation decisions are made by the CNG Committee.

HOW WE PLAN COMPENSATION

Our Chief Executive Officer	Independent Executive Compensation Consulting Firm	CNG Committee

●  Chief Executive Officer provides information about individual officers’ performance and his recommendations for their compensation.

●  Management consults with our executive compensation consulting firm regarding our annual and strategic plans and market conditions, our compensation philosophy, and the formulation of our consultant’s compensation recommendations.

●  Reports to the CNG Committee on trends in executive compensation practices, and prepares market and peer analyses comparing our executives’ and directors’ compensation to the market compensation paid by similar financial services organizations to their officers and directors in similar positions.

●  Advises the CNG Committee regarding its responsibilities and developments in compensation rules and practices.

●  Assists the CNG Committee in its decisions regarding new LTIP and MPP awards, the formulation of its executive compensation recommendations to the Boards, and its consideration of new and changes to existing compensation plans and strategies.

●  Assists in the review of the discussion of our executive compensation program included under the heading “COMPENSATION DISCUSSION AND ANALYSIS.”

●  Makes the final decisions concerning payments and awards under the LTIP and MPP and has the ability to clawback incentive compensation in the event of an accounting restatement, material inaccuracy of a performance metric or calculation, or significant violations of our Code of Ethics that result in financial or reputational impact to us.

●  In coordination with our Chief Human Resources Officer and his staff, reviews and makes recommendations to the Boards regarding amounts of salaries and other compensation paid or provided to our executive officers.

●  Considers the results of its annual evaluation of our Chief Executive Officer’s performance in setting his compensation, along with the voting results from the most recent “say-on-pay” resolutions submitted to our stockholders.

●  Reviews and makes recommendations to the Boards regarding amounts of compensation paid or provided to our directors.

On January 23, 2024, representatives of Pay Governance met with the Committee to present its market and peer analyses and to discuss our executive and director compensation, market conditions and recent trends in executive compensation practices, our compensation philosophy, and various considerations that may affect the Committee’s executive and director compensation decisions. Those representatives also met with our Chief Executive Officer to discuss the results of the market and peer analyses, our business strategies, and management’s recommendations for 2024 base salary rates of executive officers and LTIP and MPP award grants. Following those meetings, the Committee formulated and approved its recommendations to our Boards for 2024 executive base salary rates and 2024 director compensation, approved new LTIP award grants for the 2024-2026 Performance Period and MPP award opportunities related to the CIT Merger and SVB Acquisition for 2024, and determined the amounts of payments to be made for LTIP awards previously granted for the just-ended 2021-2023 Performance Period and for MPP awards for 2023.

38	2025 Annual Proxy Statement

Committees of Our Boards

Pay Governance served as the Committee’s independent consultant and, during 2024, did not provide other services for us or FCB. In accordance with Nasdaq’s listing requirements, each year the Committee reviews various factors (including the factors described in rules of the SEC) that may pose a conflict of interest on the part of its consultants and advisors as well as their individual representatives who provide services to the Committee. No conflict of interest was identified in the most recent review regarding Pay Governance. The CNG Committee reviews its engagement of Pay Governance each year, and the Committee may engage different consultants at any time.

Effect of Risk Management on Compensation

The CNG Committee is accountable for oversight of our compensation philosophy and practices to determine the overall risk profile of our compensation program. As a part of that risk oversight process, the Committee oversees an annual review of all of our and FCB’s compensation plans, including all incentive and variable pay plans within specific divisions of FCB, to identify any potential risks that reasonably could be expected to have a material adverse effect on our business and financial results, and to help ensure continuing oversight and mitigation of risk within our compensation practices. The Risk Committee also reviews risk related to compensation and may request reports or information from the CNG Committee regarding matters relevant to the Risk Committee’s oversight responsibilities for our enterprise-wide Risk Management Framework. The Risk Committee generally holds at least one joint meeting with the CNG Committee on an annual basis.

Our Incentive Compensation Risk Management Program includes ongoing risk-balancing processes and mechanisms. Those processes include an annual assessment of risk management performance for the associates within the groups beneath our Executive Leadership Team whose activities may expose us to material amounts of risk, including a compilation of results by control function for each such associate. These assessments are then aggregated at the Executive Leadership Team level for consideration by our leadership as part of our risk management processes. The goal of the assessments is to allow for consideration of risk-adjusted compensation outcomes and mitigate excessive risk taking by those associates.

As part of our risk management of compensation, we maintain policies and other mechanisms to clawback executive compensation in the event of material miscalculations, including those resulting from accounting restatements, or significant violations of our Code of Ethics that result in financial or reputational impact to us. These include provisions of the LTIP and the MPP, as well as the LTIP award agreements, which provide that awards under the plans are subject to any clawback policies we implement. See “COMPENSATION DISCUSSION AND ANALYSIS — Incentive-Based Compensation Clawback Policies” for information on our clawback policies.

Our executive officers participate in FCB’s LTIP and MPP, and certain business units and divisions within FCB have incentive, commission, and variable pay plans that have unique structures, goals, and reward levels in which other officers and associates participate. The Committee believes that, as currently administered, the LTIP and MPP are focused on performance goals that are aligned with our stockholders’ long-term interests, that none of those other plans provide for award levels that are over-weighted to a specific business unit or service, and that all current plans are structured in ways that the Committee believes protect our organization.

Compensation Committee Report

This report has been furnished by the CNG Committee, the members of which are named below, in the Committee’s capacity as the Boards’ joint compensation committee. The Committee has:

●	reviewed and discussed with management the Compensation Discussion and Analysis that is included in this proxy statement; and

●	based on that review and discussion, recommended to our full Board that the Compensation Discussion and Analysis be included in our proxy statement and 2024 Annual Report.

The Compensation, Nominations and Governance Committee:

Robert T. Newcomb	Victor E. Bell III	H. Lee Durham, Jr.	David G. Leitch	Robert E. Mason IV

2025 Annual Proxy Statement	39

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we describe the material components of our executive compensation program for the named executive officers in the Summary Compensation Table and other compensation tables under the heading “EXECUTIVE COMPENSATION.” We refer to those named executive officers in this discussion as our “NEOs.” This discussion also provides an overview of our compensation philosophy and objectives, and how and why our CNG Committee implements compensation processes and arrives at specific compensation decisions and recommendations for our NEOs.

Our 2024 NEOs are listed below, with their positions during 2024 (which they continue to hold), in the order in which they appear in the Summary Compensation Table.

Frank B. Holding, Jr. Chairman and Chief Executive Officer	Craig L. Nix Chief Financial Officer	Hope H. Bryant Vice Chairwoman	Peter M. Bristow President	Lorie K. Rupp Chief Risk Officer

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Compensation Discussion and Analysis

EXECUTIVE SUMMARY

Our Executive Compensation Philosophy and Objectives

The CNG Committee endeavors to align executive officers’ compensation with our long-term business philosophy and achieve our objectives of:

●	rewarding sustained long-term performance, service, and loyalty;

●

balancing business risk with sound financial policy and stockholders’ interests, and aligning the interests of our executive officers with the long-term interests of our stockholders by encouraging growth in the value of our company and our stockholders’ investments;

●	enabling us to attract, motivate, and retain qualified executive officers; and

●	providing compensation to our executive officers that is competitive with comparable financial services companies.

Because the performance-based compensation of our executive officers is paid in cash and does not include equity-based compensation, we do not have stock ownership requirements or guidelines for executive officers. However, as discussed elsewhere in this proxy statement, our Board has adopted a policy that prohibits our executive officers from hedging, or pledging as collateral for any loan, any shares of our common stock they own, subject to exceptions for certain “grandfathered” pledges and certain pledges approved by our Audit Committee following a review of relevant factors. For purposes of the policy, a “hedge” means any financial instrument, derivative transaction, or trading strategy designed to hedge or offset any decrease in the market value of our stock, such as a covered call, collar, prepaid variable forward sale contract, equity swap, exchange fund, or similar transaction.

Executive Compensation Highlights

Our executive compensation program is administered by the CNG Committee, which is focused on performance-based components of executive compensation in order to promote performance that will increase stockholder value and improve the overall effectiveness of our compensation program. During 2024, the Committee again engaged Pay Governance to evaluate our executive compensation and assist the Committee in maintaining a program that is both fair and effective. The following paragraphs summarize the Committee’s and our Boards’ actions and decisions with respect to the compensation of our NEOs for 2024 and 2025.

2024 Compensation Actions and Decisions

●	Base Salaries — In January 2024, the Committee recommended and the Boards approved merit-based increases in the base salary rates of our NEOs for 2024.

●

Continued Use of Growth in Tangible Book Value as the LTIP Performance Metric — The Committee continued to use growth in the tangible book value of our common stock as the primary component of the performance measure for the determination of LTIP awards. Tangible book value per share is defined as an amount equal to our total assets, minus our intangible assets, minus our liabilities, divided by the aggregate number of outstanding shares of both classes of our common stock. The central objective of our strategic plan is to build the long-term value of our company and our stockholders’ investments, and the Committee believes growth in tangible book value per share is a key driver of long-term value. As a result, the Committee believes the performance goals under our LTIP, from which our executives derive a substantial portion of their compensation, are consistent with our focus on long-term objectives and emphasis on financial stability and growth in stockholder value, which are factors that have contributed to our financial success over the years.

●	Long-Term Incentive Plan (“LTIP”) New Awards and Payments:

➢	In January 2024, the Committee approved the grant of cash-based LTIP performance awards to our NEOs for a three-year 2024-2026 Performance Period based on the same performance measure used in prior years — the growth rate of our tangible book value, plus dividends paid (the “TBV+D Growth Rate”), subject to certain adjustments. As with the grants made in 2022 and 2023, the Committee set Threshold, Target, and Stretch TBV+D Growth Rate goals of 12%, 30%, and 48%, respectively, with payment opportunities for performance at those levels to be based on 50%, 100%, and 150% of the Target Amounts of the awards.

➢	In January 2025, the Committee approved payment of the three-year cash performance awards previously granted under the LTIP for the 2022-2024 Performance Period, which are reported in this proxy statement as compensation for 2024.

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Compensation Discussion and Analysis

●	Merger Performance Plan (“MPP”) New Awards and Payments:

➢	In January 2024, the Committee approved two new MPP cash performance award opportunities for 2024 with respect to the CIT Merger and SVB Acquisition. The award opportunity for the CIT Merger is expected to be the final opportunity under the MPP with respect to that transaction. Depending on continued achievement of performance objectives, the award opportunities could become payable at Target levels with respect to the CIT Merger and payable at Threshold, Target and Maximum levels with respect to the SVB Acquisition. Performance objectives with respect to the CIT Merger included the optimization of merger cost savings and synergies, and performance objectives with respect to the SVB Acquisition included timely integration achievement. Performance Objectives with respect to both transactions included risk management, individual performance, our overall results, and other related specific goals.

➢	In January 2025, the Committee assessed achievement of performance objectives with respect to the 2024 MPP awards and approved payment to each of our NEOs of the CIT Merger MPP awards at the Target level and the SVB Acquisition MPP awards at the Maximum level, all of which are reported in this proxy statement as compensation for 2024.

●

No Change in Control Arrangements or Stock-Based Compensation — We continue to have no employment or change of control agreements with any of our current NEOs and we have not provided them with any equity or stock-based compensation.

●

Continued Focus on Performance-Based Compensation — By maintaining individual “Stretch” opportunity levels with respect to LTIP awards granted for the 2024-2026 Performance Period at 150% of the Target Amounts and approving award opportunities to NEOs under the MPP with performance objectives as described above, we continued to increase the percentages of our NEO’s total compensation that is performance based and to focus on performance-based compensation as a substantial component of our NEOs’ total compensation.

●

Incentive Compensation Risk Management Program. We completed implementation of enhancements to the Incentive Compensation Risk Management Program to include ongoing risk-balancing processes and mechanisms to help identify and mitigate risks that might arise from incentive compensation arrangements.

2025 Compensation Actions and Decisions

●	Base Salaries — In January 2025, the Committee recommended no increases in the base salaries of any of our NEOs for 2025.

●

LTIP Awards — In January 2025, the Committee approved the grant of LTIP cash performance awards for a new, three-year 2025-2027 Performance Period based on the same TBV+D Growth Rate performance measure, Target Amounts and payment opportunities as compared to the 2024-2026 awards. The Committee set the same Threshold, Target, and Stretch TBV+D Growth Rate goals of 12%, 30% and 48%, respectively, and with payments for performance at those levels based on the same 50%, 100%, and 150% of the Target Amounts.

●

MPP Awards — In January 2025, the Committee approved new performance award opportunities under the MPP for 2025 for NEOs with respect to the SVB Acquisition. For 2025 SVB award opportunities, performance objectives included timely integration achievement, risk management, individual performance, our overall results, and other related specific goals. Depending on continued achievement of performance objectives, the award opportunities could become payable at Threshold, Target and Maximum levels. No MPP award opportunities were approved for 2025 with respect to the CIT Merger.

Compensation Program Evolution

Our executive compensation program is designed to align NEO compensation with our long-term business philosophy and achieve the objectives noted above, and it has continued to focus on performance-based components of executive compensation in order to promote performance that will increase stockholder value and improve the overall effectiveness of our compensation program. The CNG Committee continues to assess, with the assistance of its independent compensation consultant, the future competitiveness of our NEO’s compensation against the comparably sized banking and financial services institutions with which we compete in order to provide competitive compensation programs that attract, retain, and motivate talented executives with strong track records of success, and to help assure a high performing and stable leadership team. This has included adjustments to base salaries, expanded performance-based incentive opportunities under the LTIP for overlapping three-year performance periods, and annual awards under the MPP based upon performance objectives related to our mergers and acquisitions. As a result, performance-based compensation has continued to make up an increasingly substantial portion of our NEOs’ total compensation, which aligns with our philosophy of emphasizing and rewarding sustained long-term performance.

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Compensation Discussion and Analysis

The Process of Evaluating Executive Officer Compensation

Overview. Each January, the CNG Committee reviews total compensation paid or provided to our executive officers, considers changes in the executive officers’ base salaries, and makes recommendations to the Boards regarding the salaries of our executive officers for the coming year. Each year the Committee also approves payments under existing awards granted under the LTIP and MPP for which the performance periods covered by the awards have ended and approves new award opportunities under each plan. After receiving the Committee’s recommendations, the Boards approve all executive officer compensation, with the exception of payments and awards under the LTIP and the MPP which, under the terms of the plans, are the sole responsibility of the Committee.

The Committee evaluates the performance of our Chairman and Chief Executive Officer each year. Recent evaluations have included, in addition to our financial performance, an evaluation, through survey responses from our directors and Executive Leadership Team members, of his performance in various other areas, including leadership, talent and culture development, Board relations, regulatory compliance, risk management, and financial management, and the Board’s assessment of the extent of achievement of our company’s “Competitive Path” objectives set out for each year. The Committee and Boards consider the results of that performance evaluation in decisions each year regarding the amounts of our Chief Executive Officer’s salary, incentive award levels, and other compensation matters, and, because the individual performance of all of our executive officers contribute to our financial performance and the achievement of corporate objectives, the results of that evaluation also are considered by the Committee and Boards in decisions regarding the compensation of our other NEOs.

Independent Compensation Consultant. In setting compensation paid to our NEOs for 2024, the CNG Committee again retained Pay Governance as its independent compensation consultant. As part of their services, Pay

CNG COMMITTEE COMPENSATION REVIEW

In reviewing our NEOs’ compensation, the Committee considers:

●  the scope of each officer’s responsibilities;

●  market analyses provided by the Committee’s independent consultant comparing our NEOs’ compensation to compensation paid to persons in each NEO’s position in similar financial services organizations, and executive compensation data compiled by the independent consultant for a group of industry peer companies;

●  our overall financial and operating performance, including our three-year TBV+D Growth Rate in the determination of payments of LTIP awards and the achievement of performance objectives in the determination of payments of MPP awards, and, in decisions regarding the compensation of our NEOs in general, our internal “Financial True North” metrics which include net income, loan growth, deposit growth, noninterest income and expense, and net loan charge-offs;

●  achievement of internal company objectives set out in our “Competitive Path” which is formulated at the beginning of each year to establish goals for management for the year in various areas;

●  individual performance of our NEOs;

●  Board and Executive Leadership Team survey results regarding the Chief Executive Officer’s performance;

●  internal equity of our NEOs’ current compensation and their levels of compensation in comparison to other NEOs; and

●  voting results on the most recent say-on-pay resolutions submitted to our stockholders, as well as any feedback received by the Committee from stockholders outside the voting process.

Governance prepared market analyses for the Committee comparing our executives’ then-current compensation rates to the market median compensation paid by similar financial services organizations to their officers in similar positions. The analyses focused on:

●	base salaries;

●	total cash compensation (which included base salaries and target annual incentive awards); and

●	total direct compensation (which included total cash compensation and the expected value of long-term incentives).

Our executive positions were compared to similar positions in similarly sized organizations. For purposes of the market analyses, Pay Governance used Financial Services Executive Compensation Surveys from Willis Towers Watson and Aon/McLagan, which included pay data for all of the peer group companies listed below and, more broadly, from over 200 companies in the financial services industry.

2025 Annual Proxy Statement	43

Compensation Discussion and Analysis

To further assist the Committee in understanding our compensation marketplace, each year Pay Governance reviews publicly available proxy-reported data for a group of industry peer companies consisting of publicly traded financial institutions that primarily concentrate on retail and business banking operations headquartered in the United States. Our peer companies used in informing pay decisions for 2024 consisted of twelve publicly traded regional financial institutions that had assets between $70 billion and $560 billion.

The Committee generally compares the compensation of each NEO in relation to the 50th percentile of the peer group for similar positions. In addition, the Committee takes into account various factors such as our performance within the peer group, the unique characteristics of each individual’s position, and any succession and retention considerations. Generally, differences or similarities in the levels of total direct compensation among the NEOs are driven primarily by the scope of their responsibilities, market data for similar positions, and considerations of internal equity within our Executive Leadership Team.

Consideration of Last Year’s “Say-on-Pay” Vote. At each Annual Meeting, our stockholders vote on a non-binding advisory resolution (a “say-on-pay” resolution) to approve the compensation paid to our NEOs as described in the proxy statement for that meeting. At our 2024 Annual Meeting stockholders approved the proposal with over 98% of the votes entitled to be cast with respect to shares present in person or

2024 PEER COMPANIES

Capital One Financial Corporation

Citizens Financial Group, Inc.

Comerica Incorporated

Fifth Third Bancorp

Huntington BancShares Incorporated

KeyCorp

M&T Bank Corporation

The PNC Financial Services Group, Inc.

Regions Financial Corporation

Truist Financial Corporation

Webster Financial Corporation

Zions Bancorporation, National Association

by proxy, and which were voted or abstained at the meeting, being cast for approval. In connection with its reviews and decision-making process and the setting of our NEOs’ compensation for 2024 and 2025, the Committee took into account the voting results on those proposals at our preceding years’ Annual Meetings. The Committee believes the voting results on our say-on-pay resolutions indicate that our stockholders understand and support our executive compensation philosophy and objectives. The Committee will continue to consider each year’s say-on-pay voting results, as well as any feedback received from stockholders outside the voting process, in evaluating our executive compensation plans, policies, and practices and its decisions regarding executive compensation.

At our 2023 Annual Meeting, stockholders voted on a “say-on-frequency” proposal, expressing their preference whether future say-on-pay votes should be held every year, every two years, or every three years. Consistent with our Board’s recommendation, stockholders approved the “every year” option. Accordingly, a say-on-pay resolution is being submitted for a vote of our stockholders at the Annual Meeting. Another say-on-frequency proposal is expected to be submitted for a vote of our stockholders at the 2029 Annual Meeting.

Tax and Accounting Considerations; Deductibility of Executive Compensation. In evaluating compensation program alternatives, the CNG Committee has considered the potential impact on our company of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) generally disallows a tax deduction to public corporations for compensation over $1.0 million paid for any fiscal year to their chief executive officers and certain other officers. The Committee believes it is important to maintain flexibility in designing compensation programs that it considers to be effective and in the best interests of our stockholders, even if that approach results in payments that are not deductible under Section 162(m).

Incentive Compensation Risk Management. Our Incentive Compensation Risk Management Program includes ongoing risk-balancing processes and mechanisms. Those processes include an annual assessment of risk management performance for the associates within the groups beneath our Executive Leadership Team whose activities may expose us to material amounts of risk, including a compilation of results by control function for each such associate. These assessments are then aggregated at the Executive Leadership Team level for consideration by our leadership as part of our risk management processes. The goal of the assessments is to allow for consideration of risk-adjusted compensation outcomes and mitigate excessive risk taking by those associates.

44	2025 Annual Proxy Statement

Compensation Discussion and Analysis

Executive Compensation Components

The components of compensation paid to or received by our executive officers for 2024 are summarized in the following table.

Compensation Component	Component Elements	Purpose	Component Risk Profile

Base Salary	● Cash compensation	Provides fixed annual compensation that is comparable with other similarly sized financial institutions and helps attract and retain our executive officers	Low

Long-Term Incentive Plan Awards	● Awards of performance-based cash compensation measured by the extent to which goals are met during award Performance Periods

Ties a substantial portion of NEO compensation to company performance and growth in the value of our stockholders’ investments, promotes a closer identification of the interests of plan participants with company interests and the long-term interests of stockholders, stimulates efforts to enhance efficiency, profitability, and growth in value of our company and stockholders’ investments, and enhances our ability to recruit and retain executive officers who are participants

Low

Merger Performance Plan Awards

●  Awards of annual performance-based cash compensation tied to realization of intended benefits to our company and stockholders of our mergers and acquisition based on achievement of performance objectives

Provides a cash incentive for the realization of projected benefits to our company and our stockholders from mergers and acquisitions, which promotes a closer alignment of the interests of executive officers who are plan participants with company interests and the long-term interests of stockholders, and stimulates efforts to enhance efficiency, profitability, and growth in value of our company and stockholders’ investments

Low

Retirement Benefits	● Defined benefit pension plans ● Matching contributions to Section 401(k) defined contribution plan accounts, and additional profit-sharing contributions under one of the Section 401(k) plans	Provides competitive levels of retirement income for plan participants	Low

Nonqualified Deferred Compensation Plan

●  Deferral of up to 80% of base salary and LTIP award payments under the plan

●  Earnings (or losses) on voluntary deferrals by plan participants based on deemed investments of participants’ accounts in outside investment funds selected by participants from a menu of hypothetical investment options available under the plan

Provides an opportunity for plan participants to save for retirement and other long-term financial goals on a tax-deferred basis by electing to defer their receipt of portions of their salaries and LTIP award payments

Low

2025 Annual Proxy Statement	45

Compensation Discussion and Analysis

Compensation Component	Component Elements	Purpose	Component Risk Profile

Nonqualified Separation from Service Agreements	● Cash following separation from service at or after agreed-upon ages ● Death benefit	Retain and reward the long-term service and loyalty of certain key decision makers, and assure their continued loyalty following a separation from service	Low

Perquisites	● Installation, maintenance and monitoring of home security systems ● Limited staff services for personal activities ● Limited other personal benefits provided from time to time	Provide limited personal benefits to certain executive officers in furtherance of our risk management program, for the officers’ convenience, and from time-to-time for other specific purposes	Low

Cash Compensation

With certain exceptions based on various considerations, including internal pay equity, increases in our NEOs’ base salaries in recent years generally have been limited, while incentive compensation through performance-based awards under the LTIP and the MPP have become an increasingly substantial portion of our NEOs’ total compensation. This aligns with our philosophy of emphasizing and rewarding sustained long-term performance.

Base Salaries. In making its recommendations regarding 2024 and 2025 base salaries for our NEOs, the Committee considered various factors, including our 2023 and 2024 financial and operating performance and the other factors described below.

Consideration of the base salary rates of our Chief Executive Officer, Frank B. Holding, Jr., for 2024 and 2025 took into account the Committee’s evaluation of his performance during 2023 and 2024 (including consideration of our internal financial metrics and the extent of achievement of our corporate objectives), his 2023 and 2024 total compensation, the market and peer analyses as prepared by Pay Governance, the incentive opportunities provided to him under the LTIP and MPP, and the total compensation of our other NEOs. For 2024, the Committee recommended an increase of 3.0% in Mr. Holding’s base salary rate, and for 2025, the Committee recommended no increase in his base salary rate.

In considering its recommendations for the 2024 and 2025 base salary rates of our other NEOs, the Committee took into account our internal financial metrics and the extent of achievement of our corporate objectives during 2023 and 2024, their 2023 and 2024 total compensation, the market and peer analyses prepared by Pay Governance, their incentive opportunities under the LTIP and MPP, our Chief Executive Officer’s assessment of their performance, and, in the case of each NEO, the total compensation of our other NEOs and their total compensation as compared to similarly sized financial institutions. For 2024, the Committee recommended the following increases in base salary rates: 7.4% for Mr. Nix, 3.6% for Mrs. Bryant and Mr. Bristow, and 4.5% for Mrs. Rupp. For 2025, the Committee recommended no increases in the base salary rates of our other NEOs.

The following table shows the base salary rates of our Chief Executive Officer and our other four NEOs, and the percentage increases in their salaries, from 2022 through 2025.

	2022 Base Salary		2023 Base Salary		2024 Base Salary		2025 Base Salary
	% Increase	Salary Rate	% Increase	Salary Rate	% Increase	Salary Rate	% Increase	Salary Rate

Frank B. Holding, Jr. Chairman and Chief Executive Officer	0.00%	$1,010,000	0.00%	$1,010,000	3.0%	$1,040,000	0.00%	$1,040,000

Craig L. Nix Chief Financial Officer	0.00%	675,000	0.00%	675,000	7.4%	725,000	0.00%	725,000

Hope H. Bryant Vice Chairwoman	0.00%	700,000	0.00%	700,000	3.6%	725,000	0.00%	725,000

Peter M. Bristow President	0.00%	700,000	0.00%	700,000	3.6%	725,000	0.00%	725,000

Lorie K. Rupp Chief Risk Officer	0.00%	550,000	0.00%	550,000	4.5%	575,000	0.00%	575,000

46	2025 Annual Proxy Statement

Compensation Discussion and Analysis

Long-Term Incentive Plan (“LTIP”). We reward long-term performance through cash award opportunities that may be earned based on the extent of attainment of performance goals under our LTIP. The LTIP is intended to reinforce the link between the interests of our participating officers and the interests of our company and our stockholders, and to motivate and reward executive officers for their contributions toward achieving our strategic plan’s central objective of building the long-term value of our company and our stockholders’ investments. Cash incentive awards may be granted by the Committee under the LTIP in amounts (“Target Amounts”) which are expressed as percentages of officers’ base salaries. The awards represent opportunities to receive cash payments based on the extent to which performance goals set by the Committee at “Threshold” (i.e., minimum), “Target,” and “Stretch” (i.e., maximum) levels are met or exceeded during stated periods of time (“Performance Periods”). If performance over the Performance Period exceeds the Threshold level but not the Target level, or exceeds the Target level but not the Stretch level, the amount earned by each officer will be interpolated by the Committee. The maximum amount of an award that may be paid under the LTIP to any one participant in any one fiscal year is $10 million.

Since its inception, awards generally have been granted under the LTIP each year for overlapping three-year Performance Periods and with performance objectives based on cumulative growth in the tangible book value per share (“TBV”) of our common stock plus cumulative dividends per share (“D”) paid over the applicable Performance Periods (the “TBV+D Growth Rate”). Our TBV on each measurement date is the amount equal to our total assets, minus our intangible assets, minus our liabilities, divided by the aggregate number of outstanding shares of both classes of our common stock, subject to certain adjustments. The Committee believes growth in TBV is a key driver of long-term value. As a result, the Committee believes that using growth in TBV as the primary component of the performance goals for our LTIP is consistent with our focus on long-term objectives and our emphasis on financial stability and growth in stockholder value. The Committee believes those objectives are factors that have contributed to our financial success over the years.

The TBV+D Growth Rate is determined according to the following formula:

(Ending TBV minus Beginning TBV) plus D Beginning TBV

“Beginning TBV” and “Ending TBV” are measured at the beginning and end of the relevant Performance Period and are subject to adjustments the Committee has discretion to make in order to eliminate, or to spread over several years, the effect of strategic decisions made by the Board during a Performance Period, such as bargain purchase gains and other merger or acquisition-related items, and share repurchases and other items that may have an immediate impact on TBV but which are believed will be beneficial to stockholders in future years. For example, in determining the amounts of awards paid to NEOs during February 2024 and 2025 with respect to awards for the 2021-2023 and 2022-2024 Performance Periods, the Committee excluded the significant net positive effects on tangible book value of the CIT Merger in 2022 and the SVB Acquisition in 2023 from the calculation of TBV in order to remove the impact of these strategic transactions from the determination of LTIP payments for the Performance Periods covering these years. Had the Committee not made these adjustments, those transactions alone may have maximized awards under the LTIP, and the intended incentive aspect of the LTIP awards for these Performance Periods may not have been realized.

In January 2024, the Committee approved the grant to our NEOs and other selected officers of cash-based LTIP performance award opportunities for a new, three-year 2024-2026 Performance Period. Consistent with all previously granted awards, the awards may be earned based on our TBV+D Growth Rate during the Performance Period in comparison to goals established by the Committee. Percentages of our NEOs’ base salaries used for the determination of the Target Amounts of their awards, and the Threshold, Target, and Stretch TBV+D Growth Rate goals of 12%, 30%, and 48%, respectively, included the same increased Target and Stretch goals as were approved for awards granted during 2022 and 2023. Those goals would result in participants earning 50%, 100%, and 150%, respectively, of the Target Amounts of their awards (the “Award Percentage”), which were the same as the Award Percentages for the awards granted in 2022 and 2023. The awards granted in 2022 and 2023 reflected an increase in the Award Percentage for performance at the Stretch level from 125% to 150% as compared to 2021. As a result, under the 2022-2024, 2023-2025 and 2024-2026 awards, payment of awards at 100% of the Target Amount would require achievement of a higher TBV+D Growth Rate (30% versus 24%) than for awards prior to 2022, and attainment of the increased Stretch performance goal (48% versus 36%) would result in payment of a higher percentage of the Target Amount than for awards prior to 2022 (150% versus 125%). LTIP awards granted to our NEOs during 2024 are listed in the Grants of Plan-Based Awards table.

In granting the 2024 awards, the Committee continued use of a form of award agreement that imposes non-solicitation and nondisclosure obligations on participants as conditions to the awards. The non-solicitation obligations cover the term of each participant’s employment with FCB and a period of one year after termination of employment, while the nondisclosure obligations cover all times during and after each participant’s employment with FCB. During the non-solicitation period, other than on behalf of FCB, each participant is generally prohibited from employing or soliciting for employment any associate of FCB who was supervised by or was personally known to the participant, or soliciting the business of any customer or prospective customer with whom the participant had material contact. Subject

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Compensation Discussion and Analysis

to customary limitations, the nondisclosure provisions require the participant to maintain the confidentiality of all of FCB’s business information, trade secrets, and data and return all such materials in his or her possession to FCB upon termination of employment.

In January 2025, the Committee approved payments for the three-year awards granted in January 2022 for the 2022-2024 Performance Period that ended on December 31, 2024. After making adjustments to, among other things, eliminate the significant net positive effects on tangible book value of the CIT Merger during 2022 and the SVB Acquisition during 2023 (which alone may have maximized awards under the LTIP), and to continue spreading over three years the impacts of share repurchases and of intangible assets related to other acquisitions in prior years, which adjustments, in the aggregate, reduced the TBV+D Growth Rate, the Committee determined that our TBV+D Growth Rate, as so adjusted, for the 2022-2024 Performance Period exceeded the Stretch performance level of 48.0%, and it approved payments to LTIP participants, including our NEOs, at the maximum Award Percentage of 150% of the Target Amounts of the awards. Those payments made to our NEOs are included in the aggregate amounts on the 2024 line of the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and are separately listed in Footnote 3 to that table.

A listing of the new awards granted to our NEOs during 2024, and additional information regarding the LTIP and the payments approved by the Committee for the 2022-2024 Performance Period, is provided in the discussion under the caption “EXECUTIVE COMPENSATION — Grants of Plan-Based Awards.”

In setting the percentages of our NEOs’ base salary rates as the Target Amounts of awards, the Committee attempts to provide our NEOs with aggregate amounts of salary and incentive opportunities each year that it considers appropriate based on the market and peer analyses of total direct compensation for officers of other companies in similar positions as our NEOs. Since the LTIP was adopted, the percentages of our NEOs’ base salary rates that may be paid at Target levels of performance generally have increased, while, in general, there have been limited increases in our NEOs’ base salaries. As a result, payments of performance-based LTIP awards have become an increasingly substantial portion of our NEOs’ total compensation, which aligns with our philosophy of emphasizing and rewarding sustained long-term performance.

The following table lists percentages of base salary rates and dollar amounts that could be paid in future years to our NEOs at each performance level under all outstanding LTIP awards they currently hold, including those granted to them in January 2025 for the 2025-2027 Performance Period. All awards listed in the table are subject to the policies described below under the caption “Incentive-Based Compensation Clawback Policies.”

Name	Performance Period	Target Level Percentage of Base Pay	Potential Payment for Performance at:
			Threshold Level (1)	Target Level (1)	Stretch/ Maximum Level (1)
Frank B. Holding, Jr.	2025-2027	575%	$2,990,000	$5,980,000	$8,970,000
	2024-2026	550%	2,860,000	5,720,000	8,580,000
	2023-2025	475%	2,398,750	4,797,500	7,196,250
Craig L. Nix	2025-2027	410%	$1,486,250	$2,972,500	$4,458,750
	2024-2026	400%	1,450,000	2,900,000	4,350,000
	2023-2025	325%	1,096,875	2,193,750	3,290,625
Hope H. Bryant	2025-2027	475%	$1,721,875	$3,443,750	$5,165,625
	2024-2026	460%	1,667,500	3,335,000	5,002,500
	2023-2025	400%	1,400,000	2,800,000	4,200,000
Peter M. Bristow	2025-2027	475%	$1,721,875	$3,443,750	$5,165,625
	2024-2026	460%	1,667,500	3,335,000	5,002,500
	2023-2025	400%	1,400,000	2,800,000	4,200,000
Lorie K. Rupp	2025-2027	250%	$718,750	$1,437,500	$2,156,250
	2024-2026	250%	718,750	1,437,500	2,156,250
	2023-2025	250%	687,500	1,375,000	2,062,500
(1)	Performance goals were set for awards for the 2023-2025, 2024-2026, and 2025-2027 Performance Periods at Threshold, Target and Stretch TBV+D Growth Rate levels of 12%, 30%, and 48%, respectively.

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Compensation Discussion and Analysis

Merger Performance Plan (“MPP”). Through the MPP, we motivate and reward associates who have significant involvement in and responsibility for post-acquisition processes by offering cash incentives that are dependent on the realization of benefits of mergers and acquisitions to our company and stockholders. Under the plan, eligible executives and other associates of FCB and its affiliates may be offered opportunities to earn awards payable in cash based upon attainment of performance objectives related to our mergers and acquisitions. The MPP helps reward and motivate associates based on merger and acquisition activity since the significant net positive effect on TBV from that activity may be eliminated from consideration in determining the realization of performance levels under the LTIP. The maximum amount that may be paid under the MPP to any one participant in any fiscal year may not exceed $5,000,000.

In January 2024, the Committee approved two performance award opportunities for our NEOs for 2024 in specified “Target” amounts. The awards could be earned based on the attainment of performance objectives related to the CIT Merger and the SVB Acquisition. The performance objectives for the CIT awards included optimization of merger cost savings and synergies, risk management, individual performance, our overall results, and other related specific goals, and were intended to be challenging, but achievable with strong results at the “Target” level. For the SVB awards, performance objectives included timely integration achievement, risk management, individual performance, our overall results, and other related specific goals, and were intended to be challenging, but achievable at the “Threshold” level, with increasing difficulty at the “Target” and “Maximum” levels.

MPP awards granted for 2024 are listed in the Grants of Plan-Based Awards table. Under the MPP, the Committee can reduce or eliminate the amount of any award by applying negative discretion, including an award that would otherwise be earned and payable under the terms of the plan.

In January 2025, the Committee assessed achievement of performance objectives with respect to the 2024 MPP awards and approved payment to each of our NEOs of the CIT Merger MPP awards at the Target level and the SVB Acquisition MPP awards at the Maximum level. The amounts of those payments made to our NEOs are included in the aggregate amounts listed on the 2024 line of the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and are separately listed in Footnote 3 to that table.

Also in January 2025, the Committee approved new performance award opportunities under the MPP for 2025 for NEOs with respect to the SVB Acquisition. For 2025 SVB award opportunities, performance objectives included timely integration achievement, risk management, individual performance, our overall results, and other related specific goals. Depending on continued achievement of performance objectives, the award opportunities could become payable at Threshold, Target and Maximum levels with respect to the SVB Acquisition. Additional information regarding the MPP and awards approved under it is contained in the narrative discussion under the caption “EXECUTIVE COMPENSATION — Grants of Plan-Based Awards.” No award opportunities were approved for 2025 with respect to the CIT Merger.

The following table lists the dollar amounts of MPP award opportunities that could be paid to our NEOs for 2025 at each performance level under the awards granted to them in January 2025 related to the SVB Acquisition.

		Future MPP Award Opportunity Amounts
Name	Identification of Award	Threshold	Target	Maximum

Frank B. Holding, Jr.	SVB Award for 2025	$500,000	$1,000,000	$1,500,000

Craig L. Nix	SVB Award for 2025	333,333	666,667	1,000,000

Hope H. Bryant	SVB Award for 2025	333,333	666,667	1,000,000

Peter M. Bristow	SVB Award for 2025	333,333	666,667	1,000,000

Lorie K. Rupp	SVB Award for 2025	250,000	500,000	750,000

Bonuses. From time to time the Committee may consider and recommend, and the Boards may approve, payment of a discretionary cash bonus to one or more executive officers based on particular performance or achievement considerations or other factors related to the hiring and retention of motivated and talented executive officers. No discretionary bonuses were paid for 2024 to any of our NEOs.

Nonqualified Deferred Compensation Plans

We maintain an unfunded, nonqualified deferred compensation plan (the “FCB 2021 Plan”) that permits plan participants to save for retirement and other long-term financial goals on a tax-deferred basis by electing to defer their receipt of up to 80% of their base salaries and LTIP award payments. FCB credits participants’ deferred amounts with deemed investment gains, and deducts deemed investment losses, based on hypothetical investment options selected by the participants from a menu of investment options which are used only for

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Compensation Discussion and Analysis

purposes of measuring the amounts to be added to or deducted from participants’ accounts. Many of those hypothetical investment options are identical to the investment options offered to participants in FCB’s Section 401(k) plans. However, certain investment funds that are available to Section 401(k) plan participants are not options hypothetically available to FCB 2021 Plan participants because those investment funds are only available for the investment of assets held in employer-sponsored retirement plans under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or because they are not available to plans that have smaller aggregate amounts of assets. In the case of those Section 401(k) plan investment options, a similar investment fund option is offered to participants in the FCB 2021 Plan that is equivalent to, but not more favorable than, the Section 401(k) plan option, with the exception of five investment funds available to Section 401(k) plan participants for which no comparable option is available to FCB 2021 Plan participants.

The FCB 2021 Plan does not provide for FCB to make any additional or discretionary contributions to participants’ plan accounts. Mr. Nix, Mrs. Bryant, and Mr. Bristow were participants in and deferred compensation under the FCB 2021 Plan during 2024. Mr. Holding and Mrs. Rupp are eligible to participate in the plan but have not elected to defer any compensation and do not have account balances under the plan.

Also, prior to our merger with FCB-SC during 2014, FCB-SC maintained two unfunded, nonqualified deferred compensation plans (the “FCB-SC Plans”) in which various officers of FCB-SC were participants. In connection with that merger, FCB agreed to assume, accrue interest on (at the fixed interest rates provided for in the FCB-SC Plans), and distribute plan participants’ accounts in accordance with the terms of the plans as they existed when the merger was completed. Participants may not make any further deferrals under the FCB-SC Plans, and FCB does not make any additional or discretionary contributions to the accounts of participants in the FCB-SC Plans. Mr. Nix and Mr. Bristow each have accounts under both of the FCB-SC Plans, and a portion of the interest credited to each of their accounts for 2024 was considered to be “above market” under the SEC’s disclosure rules and is included in their amounts listed under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table and described in Footnote 5 to that table.

Additional information about the above three plans, including amounts deferred during 2024 by Mr. Nix, Mrs. Bryant, and Mr. Bristow, deemed net investment gains credited to their accounts during 2024 under the FCB 2021 Plan, interest credited to Mr. Nix’s and Mr. Bristow’s FCB-SC Plan accounts for 2024, and their respective year-end account balances under all three plans, is contained in this proxy statement under the caption “EXECUTIVE COMPENSATION – Nonqualified Deferred Compensation.”

Retirement Plans

We currently maintain the following qualified plans under which retirement benefits are provided to our NEOs and other associates:

●

three defined benefit pension plans, including our plan and separate plans previously maintained by FCB-SC and CIT that FCB continues to maintain and administer to provide benefits to FCB-SC’s and CIT’s former officers and associates who are participants in those plans; and

●

two Section 401(k) defined contribution plans, including a legacy plan originally effective July 1, 1984 (the “FCB Legacy 401(k) Plan”) and a plan originally effective January 1, 2008 (the “FCB 401(k) Plan”).

During 2007, changes were made to our and FCB-SC’s retirement plan programs that were designed to reduce the volatility of our pension plan expense, while preserving the competitive retirement benefits we provide to our associates. The changes included the retention of pension and Section 401(k) plans as they existed at the time the changes were made (the “legacy plans”), and the addition of “enhanced” Section 401(k) plans. Associates of FCB and FCB-SC hired after the changes were made would participate only in the enhanced Section 401(k) plans and would not become participants in the pension plans. Eligible associates hired before the changes made one-time elections to:

●	continue to participate in the pension and legacy Section 401(k) plans; or

●

participate only in the enhanced Section 401(k) plans rather than the legacy Section 401(k) plans, in which case they would continue to be participants in the pension plans, but their pension plan benefit service would be frozen and no further benefits would accrue (although under FCB’s pension plan participants receive credit for increases in compensation even if plan benefit service credit is frozen).

FCB’s, FCB-SC’s and CIT’s pension plans continue to exist as separate plans. FCB-SC’s legacy and enhanced Section 401(k) plans were merged into FCB’s corresponding plans (the FCB Legacy 401(k) Plan and FCB 401(k) Plan, respectively) following that merger. CIT’s Section 401(k) plan remained in effect as a separate plan for CIT’s former employees during 2022, but it was merged into, and participants’ accounts were transferred to, the FCB 401(k) Plan effective January 1, 2023.

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Compensation Discussion and Analysis

At the time of the plan changes in 2007, Mr. Holding, Mr. Nix, Mrs. Bryant, and Mr. Bristow were pension plan participants and each elected to remain in the legacy plans. Mrs. Rupp was first employed by FCB after the above plan changes were implemented and does not participate in FCB’s pension plan, but is a participant in the FCB 401(k) Plan.

Further information about the terms of the defined benefit pension plans in which NEOs participate (including the calculation of benefits under the plans), as well as our Section 401(k) plans (including the calculation of matching and profit-sharing contributions), is contained in this proxy statement under the caption “EXECUTIVE COMPENSATION – Retirement Benefits and Separation from Service Payments.”

Nonqualified Separation from Service Agreements

FCB has nonqualified separation from service agreements with Mr. Holding, Mr. Nix, Mrs. Bryant, and Mr. Bristow and certain of our other executive officers that were entered into before our LTIP was approved in 2014. The agreements provide for payments for a period of 10 years following a separation from service that occurs no earlier than an agreed-upon age. No new agreements have been entered into since our LTIP was approved and awards under it were first granted, and no new agreements currently are contemplated. Mrs. Rupp does not have a separation from service agreement.

When originally approved, the agreements were intended to help us retain and reward the long-term service of key officers within our organization, and to assure their continued loyalty following a separation from service. Because payments will be made to the officers only if they continue in FCB’s employment until their agreed-upon ages, the Committee believed the agreements were consistent with our objective of encouraging and rewarding long-term service and loyalty. The Committee also believed the additional long-term benefit provided to our NEOs under the agreements enhanced our compensation program by mitigating to some degree its lack at that time of any incentive compensation plan or any equity-based compensation. In return for payments, each officer is obligated to provide consultation services to, and not to compete against, FCB during the payment period. Further information about the terms of the agreements is contained in this proxy statement below under the caption “EXECUTIVE COMPENSATION – Retirement Benefits and Separation from Service Payments.”

The amounts of payments provided for in the agreements are calculated as percentages, ranging from approximately 20% to approximately 45%, of the officers’ base salary rates at the time their agreements were approved. In the past, from time to time the agreements have been amended to change the amounts and/or percentages used to calculate payment amounts in order to reflect increases in officers’ base salaries, but there have been no adjustments to agreements with any of our current NEOs since 2011, and no further adjustments to those agreements currently are contemplated.

Personal Benefits

We do not provide an extensive array of perquisites or personal benefits to our executive officers beyond those benefits (including individual and family group insurance coverages) that are available generally on the same terms to all our associates. However, for the convenience of our NEOs, or under our risk management program, or for other specific purposes, from time to time certain of our NEOs do receive, or are deemed to have received, other benefits that are not directly related to the performance of their duties as executive officers or that otherwise confer a benefit that has a personal aspect. As part of its review of our NEOs’ overall compensation each year, the Committee reviews all personal benefits being provided or proposed to be provided to executive officers, and it recommends to the Boards whether those benefits should be approved or continued. Benefits that certain of our NEOs received, or were deemed to have received, during 2024 included:

●

installation of new security systems in Mr. Holding’s, Mr. Nix’s, and Mr. Bristow’s residences, and maintenance and monitoring of systems in their and Mrs. Bryant’s residences, under our risk management program; and

●	services of staff personnel that we attribute to Mr. Holding’s and Mr. Bristow’s personal activities.

Our Boards maintain a policy under which FCB will, as deemed advisable, install, maintain, and monitor security systems in the homes of certain executive officers. The Boards believe the safety of our key executive officers is a business concern, and they approved the policy as part of our risk management program. Under the policy, each officer in whose home FCB installs a security system agrees to pay to FCB the depreciated book value of the system following retirement or other termination of employment. FCB periodically replaces or upgrades the security systems in residences as technology improves or the systems age. FCB’s annual out-of-pocket expenditures associated with equipment purchases and installation (including replacement), maintenance, and monitoring associated with each officer’s security system is treated as a personal benefit to that officer. During 2024, FCB installed new, updated security systems in the residences of Mr. Holding, Mr. Nix, and Mr. Bristow to replace outdated systems that had been in operation for a number of years, and it maintained and monitored existing systems in their and Mrs. Bryant’s residences.

2025 Annual Proxy Statement	51

Compensation Discussion and Analysis

We monitor our NEOs’ utilization of the services of administrative personnel. To the extent an associate may, from time to time, provide services that relate to an NEO’s personal activities, we estimate the staff time devoted to those services and treat a portion of our compensation and benefits expense related to the associate as a personal benefit to that NEO.

FCB maintains three corporate apartments, including two apartments in a building owned by FCB in Columbia, South Carolina, and one apartment in New York, New York. All of the apartments are available for use by executives for business purposes, with the New York apartment being used during 2024 by our President, Peter Bristow, whose duties overseeing various aspects of our commercial business lines resulting from the CIT Merger and the SVB Acquisition require frequent trips to the New York area to meet with staff. The apartments are provided as lodging for FCB executives during business trips, and we monitor their use. If an apartment is used by an executive for personal purposes, we allocate to the executive, as a personal benefit, our aggregate incremental cost associated with each day of that personal use. There was no personal use of any of the apartments during 2024.

In the case of Mr. Holding, Mr. Nix, and Mr. Bristow, our incremental costs associated with personal benefits we provided to them during 2024 are included in their 2024 compensation listed in the Summary Compensation Table and are described in Footnote 6 to that table. In the case of Mrs. Bryant and Mrs. Rupp, we believe our incremental costs associated with personal benefits we provided during 2024 did not exceed an aggregate of $10,000 and, as a result, the costs of the benefits they received are not included in their 2024 compensation listed in the Summary Compensation Table. Our executive officers also are covered by a directors and officers liability insurance policy paid for by FCB, and we also provide each executive officer with group life, health, medical, and other insurance coverages for themselves and their spouses and families, as applicable, on the same terms, including cost, as those coverages are provided to all full-time associates. We do not consider those insurance coverages to be perquisites and the cost of that insurance is not included in the Summary Compensation Table or in our calculation of the incremental cost of benefits provided to our NEOs.

Incentive-Based Compensation Clawback Policies

The Committee maintains policies and other mechanisms to clawback executive compensation in the event of material miscalculations, including those resulting from accounting restatements, or certain violations of our Code of Ethics. These include our “Policy for the Recovery of Erroneously Awarded Compensation” (the “Nasdaq Recovery Policy”), our Incentive Compensation Policy, and provisions of the LTIP, MPP, and LTIP award agreements.

The Nasdaq Recovery Policy provides, in accordance with Nasdaq listing standards and subject to certain exceptions, that we will recover incentive-based compensation from our executive officers in the event of an “Accounting Restatement.” For purposes of the Nasdaq Recovery Policy, an Accounting Restatement refers to a restatement of our financial statements that results from material noncompliance with any financial reporting requirement under the securities laws, including any restatement required to correct an error in previously issued financial statements that is material to those financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

The Nasdaq Recovery Policy applies to incentive-based compensation granted, earned, or vested, based wholly or in part on the attainment of a financial reporting measure based upon or derived from our financial statements (including, but not limited to, awards granted under the LTIP and MPP) during the three-year period that precedes an Accounting Restatement date as determined under the policy.

The Incentive Compensation Policy also grants the Committee discretion to require associates, including executive officers, to forfeit or repay performance-based compensation in the event of, in addition to an Accounting Restatement, a material inaccuracy of a performance metric or calculation used in determining performance-based compensation, or significant violations of our Code of Ethics that result in financial or reputational impact to us.

In addition, the LTIP, the MPP, as well as the LTIP award agreements provide that awards under the plans are subject to any clawback policies we implement, which include, but are not limited to, the Nasdaq Recovery Policy and the Incentive Compensation Policy. Each executive officer is also required to execute an acknowledgement confirming that he or she is subject to our Nasdaq Recovery Policy during and after their employment by us and will abide by its terms, including the obligation to repay, return, and/or forfeit any erroneously awarded compensation.

The foregoing descriptions of the Nasdaq Recovery Policy, Incentive Compensation Policy, LTIP, MPP and LTIP award agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each, which, with the exception of the Incentive Compensation Policy, are filed as exhibits to our 2024 Annual Report.

52	2025 Annual Proxy Statement

Executive Officers

EXECUTIVE OFFICERS

We consider our and FCB’s officers who are listed below to be our current executive officers. Each current executive officer serves at the pleasure of the Boards until his or her removal, resignation, retirement, death or disqualification, or until his or her successor is duly elected and qualified. Ages listed in the table are as of the date of this proxy statement.

Name and Age	Positions with FCB and Us

Frank B. Holding, Jr. 63	FCB’s and our Chairman since February 2009, and FCB’s and our Chief Executive Officer since January 2008. Previously, Chief Executive Officer of our former subsidiary, IronStone Bank, from February 2009 to January 2011, and our and FCB’s President from 1994 to February 2009. Employed by FCB since 1983. For additional information about Mr. Holding, see “PROPOSAL 1: ELECTION OF DIRECTORS.”

Hope H. Bryant 62	FCB’s and our Vice Chairwoman since January 2011. Previously, President of our former subsidiary, IronStone Bank, from 2006 until January 2011, and FCB’s Executive Vice President from 2002 until January 2011. Employed by FCB since 1986. For additional information about Mrs. Bryant, see “PROPOSAL 1: ELECTION OF DIRECTORS.”

Peter M. Bristow 59	FCB’s and our President since November 2014. Previously, Executive Vice President and Chief Operating Officer of First Citizens Bancorporation, Inc. and President and Chief Operating Officer of First Citizens Bank and Trust Company, Inc., Columbia, S.C., from 2001 to 2014. Employed by FCB since 2014. For additional information about Mr. Bristow, see “PROPOSAL 1: ELECTION OF DIRECTORS.”

Craig L. Nix 53	FCB’s and our Chief Financial Officer since November 2014. Previously, Executive Vice President and Chief Financial Officer of First Citizens Bancorporation, Inc., and First Citizens Bank and Trust Company, Inc., Columbia, S.C., from 2001 to 2014. Employed by FCB since 2014.

Gregory L. Smith 60	FCB’s and our Chief Information and Operations Officer since January 2024. Previously, Head of Transformation and Corporate Operations from 2022 to 2023, Head of North American Customer Operations from 2020 to 2022, Head of North American Contact Centers and ATM Channels from 2019 to 2020, and Head of Shared Services from 2014 to 2019, at TD Bank Financial Group, and served in various leadership positions at TD Bank, NA from 2010 to 2019. Employed by FCB since January 2024.

Lorie K. Rupp 60	FCB’s and our Chief Risk Officer since March 2017. Previously, FCB’s and our Chief Accounting Officer from 2013 to 2017; Consulting Director, KPMG, LLP, from 2011 to 2013; Senior Vice President of Accounting and Finance, Regions Financial Corporation, from 2008 to 2009; and Senior Vice President of Finance, Bank of America, from 1990 to 2008. Employed by FCB since 2013.

Jeffery L. Ward 64	FCB’s and our Chief Strategy Officer since October 2014. Previously, Regional Executive Vice President of FCB from 2004 to 2014. Employed by FCB since 1992.

Andrew Giangrave 55	FCB’s and our Chief Credit Officer, and Executive Vice President and Assistant Secretary of FCB, holding office as an officer since April 2022. Previously, CIT Bank, N.A.’s Senior Vice President from 2006 to 2022. Employed by FCB since January 2022 and, previously, by CIT since 2006.

West L. Ludwig 56	FCB’s Executive Vice President, Chief Human Resources Officer, and Assistant Secretary, holding office as an officer since 2018. Previously, Senior Vice President, Human Resources for MZ, Inc. (internet gaming technology) from 2016 to 2018 and Executive Vice President, Human Resources for Fidelity Investments, Inc. (financial services) from 2008 to 2016. Employed by FCB since 2018.

Matthew G.T. Martin 45	FCB’s and our Chief Legal Officer and Corporate Secretary, and Group Vice President and Assistant Secretary of FCB, holding office as an officer since June 2021. Previously, United States Attorney, Middle District of North Carolina, from 2018 to 2021; Associate General Counsel, Duke Energy Corp from 2013 to 2018; and Partner with the law firm of Smith Anderson, in Raleigh, N.C. until 2013. Employed by FCB since 2021.

2025 Annual Proxy Statement	53

Executive Compensation

EXECUTIVE COMPENSATION

Summary

The Summary Compensation Table below shows the cash and certain other compensation paid or provided by FCB to or deferred by our named executive officers listed in the table (our “NEOs”) for 2024, 2023, and 2022. Our NEOs also serve as executive officers of FCB. They are compensated by FCB for their services as its officers, and they receive no separate salaries or other compensation from us. All of our NEOs below are employed on an “at will” basis and serve in their positions at the pleasure of our Board, and none of them has an employment agreement with us or FCB.

SUMMARY COMPENSATION TABLE

Name and Principal Position During 2024	Year	Salary (2)	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation (2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)(5)	All Other Compensation (6)	Total

Frank B. Holding, Jr. (1) Chairman and Chief Executive Officer	2024	$1,040,000	$-0-	$-0-	$ 9,706,250	$ 191,869	$ 68,209	$11,006,328
	2023	1,010,000	-0-	-0-	8,506,875	429,578	14,850	9,961,303
	2022	1,010,000	-0-	-0-	7,008,250	-0-	13,725	8,031,975

Craig L. Nix Chief Financial Officer	2024	725,000	-0-	-0-	4,763,125	27,596	37,539	5,553,260
	2023	675,000	-0-	-0-	4,214,688	197,416	14,850	5,101,954
	2022	675,000	-0-	-0-	3,216,563	21,003	13,725	3,926,291

Hope H. Bryant (1) Vice Chairwoman	2024	725,000	-0-	-0-	5,690,000	122,468	15,525	6,552,993
	2023	700,000	-0-	-0-	4,990,000	337,788	14,850	6,042,638
	2022	700,000	-0-	-0-	3,994,063	-0-	13,725	4,707,788

Peter M. Bristow (1) President	2024	725,000	-0-	-0-	5,690,000	112,799	42,320	6,570,119
	2023	700,000	-0-	-0-	5,190,000	322,227	14,850	6,227,077
	2022	700,000	-0-	-0-	3,994,063	40,847	13,725	4,748,635

Lorie K. Rupp Chief Risk Officer	2024	575,000	-0-	-0-	3,197,500	-0-	31,050	3,803,550
	2023	550,000	-0-	-0-	2,853,750	-0-	29,700	3,433,450
	2022	550,000	-0-	-0-	2,094,500	-0-	27,450	2,671,950
(1)	Mr. Holding, Mrs. Bryant, and Mr. Bristow each served as a member of the Boards during each year, but they received no additional compensation for their services as directors.
(2)

Salary and Non-Equity Incentive Plan Compensation amounts include the portions, if any, of each officer’s base salary and non-equity incentive plan compensation paid by FCB that were deferred at each officer’s election under our Section 401(k) plans and, in the case of Mr. Nix, Mrs. Bryant, and Mr. Bristow, under the FCB 2021 Plan, as described in the narrative discussion under the caption “Nonqualified Deferred Compensation.”

(3)

Reflects the aggregate of amounts paid to NEOs for each year with respect to (i) awards under FCB’s LTIP, as described in the narrative discussion under the caption “Long-Term Incentive Plan (‘LTIP’)” and (ii) award opportunities under FCB’s MPP, as described in the narrative discussion under the caption “Merger Performance Plan (‘MPP’).” The following table reflects amounts paid to each NEO under each plan for 2024.

Plan	Frank B. Holding, Jr.	Craig L. Nix	Hope H. Bryant	Peter M. Bristow	Lorie K. Rupp

LTIP	$ 7,196,250	$ 3,290,625	$ 4,200,000	$ 4,200,000	$ 2,062,500

MPP (CIT awards) (a)	1,010,000	472,500	490,000	490,000	385,000

MPP (SVB awards) (b)	1,500,000	1,000,000	1,000,000	1,000,000	750,000

Total	$ 9,706,250	$ 4,763,125	$ 5,690,000	$ 5,690,000	$ 3,197,500

(a)

Reflects payments made with respect to the MPP awards for 2024 described in the Grants of Plan Based Awards table below related to the CIT Merger. No further award opportunities are expected to be granted with respect to the CIT Merger.

(b)	Reflects payments made with respect to the MPP awards for 2024 described in the Grants of Plan Based Awards table below related to the SVB Acquisition.

(4)	Amounts in this column consist of two components, including:

●

“Change in Pension Value,” which represents the net aggregate amount of the increase, if any, for each year in (i) for officers who are pension plan participants, the actuarial present value of those officers’ accumulated benefits under defined benefit pension plans, and (ii) for officers who are parties to separation from service agreements with FCB, the present value of monthly payments that would be made under those agreements to the officers in the future for a period of 10 years following their separation from service at agreed-upon ages; and

●

in the case of Mr. Nix and Mr. Bristow only, “Nonqualified Deferred Compensation Earnings,” which, as described in Footnote 5 below, represent amounts of interest accrued on nonqualified deferred compensation that is considered to be “above market” under the SEC’s disclosure rules.

54	2025 Annual Proxy Statement

Executive Compensation

“Change in Pension Value” amounts do not represent payments actually received by NEOs. As further described in the narrative discussion under the caption “Retirement Benefits and Separation from Service Payments,” each year we determine present values of benefits and future payments under the pension plans and separation from service agreements as of December 31 in order to reflect the present value of our future obligations to the NEOs under the plans and those agreements in our consolidated financial statements. Future payments are projected based on the net effect of a number of assumptions, including assumptions regarding future events (including, in the case of the pension plans, mortality assumptions), and other factors, including additional service credit, changes in amounts of compensation covered by the plan, and plan amendments. We discount the projected future payments to present values using a rate of interest calculated by a third party based on a theoretical portfolio of high-quality corporate bonds that would be sufficient to provide for projected payments under the pension plans and agreements. Under financial and pension accounting principles, those assumptions and the discount rates change from time to time. In general, the present value of an officer’s future payments increases as the officer grows older and the time before the commencement of those payments decreases. The present values also increase if the discount rate used in the calculation decreases from one year to the next, and they decrease if the discount rate increases. Changes in the other assumptions we use also can result in increases or decreases in present values, and the aggregate change in the present value of a participant’s plan benefits for any year is an amount based on the net effect of the various assumptions and factors and changes in the discount rate. The discount rates used for calculating the present values for each year covered in the table below were: for 2024, 5.69% for the pension plans and 5.25% for the separation from service agreements; for 2023, 5.16% for the pension plans and 4.60% for the separation from service agreements; and for 2022, 5.57% for the pension plans and 4.73% for the separation from service agreements. For 2024, aggregate present values at December 31 increased as compared to the amounts at December 31, 2023, resulting primarily from increases in amounts of compensation covered by the plan and a one-year decrease in the time before commencement of payments, offset somewhat by an increase in the discount rates used in determining present values (as compared to the rate used for 2023). For 2023, aggregate present values at December 31 increased as compared to the amounts at December 31 of the prior year resulting primarily from the decrease in the discount rates used in determining present values (as compared to the rates used for 2022), as well as from increases in amounts of compensation covered by the plan and the one-year decrease in the time remaining before the commencement of payments. For 2022, the aggregate present values at December 31 decreased as compared to the amounts at December 31 of the prior year resulting primarily from an increase in the discount rates used in determining present values (as compared to the rates used for 2021), offset somewhat by increases in the amounts of compensation covered by the plan and the one-year decrease in the time remaining before the commencement of payments. As provided in the SEC’s disclosure rules, the net decrease in aggregate present values for each NEO for 2022 is reflected as $-0- in the Summary Compensation Table. Present value amounts could increase or decrease in future years if discount rates decrease or increase or there are changes in other assumptions. The separate increases or decreases for 2024, 2023, and 2022 for each NEO who participates in a pension plan and the separation from service agreements are listed in the following table. Mrs. Rupp is not a participant in a pension plan and does not have a separation from service agreement.

	Frank B. Holding, Jr.	Craig L. Nix	Hope H. Bryant	Peter M. Bristow
2024
Increase (decrease) in actuarial present value of accumulated benefits under pension plan	$123,682	$21,814	$108,925	$68,683
Increase (decrease) in present value of future monthly payments under separation from service agreements	68,187	(18,951)	13,543	(3,984)
Aggregate increase (decrease)	$191,869	$2,863	$122,468	$64,699
2023
Increase (decrease) in actuarial present value of accumulated benefits under pension plan	$277,630	$142,071	$281,013	$222,847
Increase (decrease) in present value of future monthly payments under separation from service agreements	151,948	32,553	56,775	55,054
Aggregate increase (decrease)	$429,578	$174,624	$337,788	$277,901
2022
Increase (decrease) in actuarial present value of accumulated benefits under pension plan	$(433,317)	$(355,382)	$(489,873)	$(441,347)
Increase (decrease) in present value of future monthly payments under separation from service agreements	(340,295)	(152,171)	(152,438)	(187,793)
Aggregate increase (decrease)	$(773,612)	$(507,553)	$(642,311)	$(629,140)

(5)

In addition to their “Change in Pension Value,” the amounts listed in this column of the Summary Compensation Table for 2024, 2023, and 2022 for Mr. Nix and Mr. Bristow include “Nonqualified Deferred Compensation Earnings” which represent portions of the interest accrued by FCB to their accounts each year under nonqualified deferred compensation plans it assumed from FCB-SC in 2014 that is considered to be “above market” (for Mr. Nix, $24,733, $22,792, and $21,003, respectively, and for Mr. Bristow, $48,100, $44,326, and $40,847, respectively). Those “above market” amounts equal the portions of total interest FCB credited to each officer’s accounts each year at the fixed interest rate provided for in the plans that exceed the amounts that would have been accrued at rates equal to 120% of the Internal Revenue Service’s “applicable federal rates” for the months during which the actual fixed accrual rate was set. Interest credited to their accounts that is not considered to be “above market” is not included in the table. None of our other NEOs had any “Nonqualified Deferred Compensation Earnings” for any year in the table, and none are included in their amounts listed in this column. Additional information regarding our NEOs’ participation in nonqualified deferred compensation plans during 2024 is contained in the narrative discussion under the caption “Nonqualified Deferred Compensation.”

(6)	The following table describes each officer’s “Other Compensation” for 2024.

Description	Frank B. Holding, Jr.	Craig L. Nix	Hope H. Bryant	Peter M. Bristow	Lorie K. Rupp

FCB’s matching contributions under Section 401(k) plans (a)	$15,525	$15,525	$15,525	$15,525	$20,700

FCB’s additional profit-sharing contributions under FCB 401(k) Plan (a)	—	—	—	—	10,350

Estimates of FCB’s aggregate incremental costs related to personal benefits (b)	52,684	22,014	—	26,795	—

Total Other Compensation	$68,209	$37,539	$15,525	$42,320	$31,050

2025 Annual Proxy Statement	55

Executive Compensation

(a)

Mr. Holding, Mr. Nix, Mrs. Bryant, and Mr. Bristow participate in the FCB Legacy 401(k) Plan and, as a result, received FCB’s matching contributions to their accounts during 2024 but did not receive additional profit-sharing contributions. Mrs. Rupp participates in the FCB 401(k) Plan and received a profit-sharing contribution to her account for 2024 in addition to FCB’s matching contributions. The FCB Legacy 401(k) Plan and FCB 401(k) Plan are described below under the caption “Section 401(k) Plans.”

(b)

From time to time our executive officers, including our NEOs, receive or may be deemed to have received various personal benefits, or perquisites, from FCB. Those benefits received by Mr. Holding, Mr. Nix, and Mr. Bristow during 2024 included (i) FCB’s out-of-pocket cost of installing, monitoring, and maintaining a security system in their residences ($47,684, $22,014, and $24,795, respectively), including the cost of installing new systems in their residences to replace systems that had been in operation for a number of years, and (ii) in the case of Mr. Holding and Mr. Bristow only, a portion of our compensation and benefits expense related to certain associates based on our estimate of their services related to the officers’ personal matters ($5,000 and $2,000, respectively). The total amounts of their personal benefits for 2024 are included in the “All Other Compensation” column in the Summary Compensation Table. We believe FCB’s aggregate incremental cost associated with personal benefits provided during 2024 to Mrs. Bryant and Mrs. Rupp did not exceed $10,000 and, for that reason, no amount for personal benefits is included for either of them in the table above or in the Summary Compensation Table. FCB also provides each of our executive officers with group life, health, medical, and other insurance coverages for themselves and their spouses and families on the same terms as those coverages are provided to all full-time employees. The cost of that insurance is not included in the table. Additional information regarding personal benefits is contained in the discussion under the heading “COMPENSATION DISCUSSION AND ANALYSIS.”

Grants of Plan-Based Awards

During 2024, various plan-based award opportunities were approved for the NEOs listed in the Summary Compensation Table. Those awards are listed in the table below and are further described in the paragraphs following the table.

GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date		Threshold	Target	Stretch/ Maximum

Frank B. Holding, Jr.	01/23/2024	(1)	$2,860,000	$5,720,000	$8,580,000
	01/23/2024	(2)	—	1,010,000	—
	01/23/2024	(3)	500,000	1,000,000	1,500,000

Craig L. Nix	01/23/2024	(1)	1,450,000	2,900,000	4,350,000
	01/23/2024	(2)	—	472,500	—
	01/23/2024	(3)	333,333	666,667	1,000,000

Hope H. Bryant	01/23/2024	(1)	1,667,500	3,335,000	5,002,500
	01/23/2024	(2)	—	490,000	—
	01/23/2024	(3)	333,333	666,667	1,000,000

Peter M. Bristow	01/23/2024	(1)	1,667,500	3,335,000	5,002,500
	01/23/2024	(2)	—	490,000	—
	01/23/2024	(3)	333,333	666,667	1,000,000

Lorie K. Rupp	01/23/2024	(1)	718,750	1,437,500	2,156,250
	01/23/2024	(2)	—	385,000	—
	01/23/2024	(3)	250,000	500,000	750,000
(1)

Awards were granted on January 23, 2024, under FCB’s LTIP for the 2024-2026 Performance Period. See “Long-Term Incentive Plan (‘LTIP’)” below. “Threshold,” “Target,” and “Stretch” amounts reflect the amounts of the LTIP awards that may be paid to each NEO at “Threshold” (i.e., minimum), “Target,” and “Stretch” (i.e., maximum) levels of performance during the Performance Period in relation to goals set by the Committee for the awards. The amounts payable at the Target level of performance (“Target Amount”) were based on percentages of the officers’ 2024 base salary rates as follows: Mr. Holding – 550%; Mr. Nix – 400%; Mrs. Bryant – 460%; Mr. Bristow – 460%; and Mrs. Rupp – 250%. At the end of the Performance Period, payments may be made to the officers equal to 50%, 100%, and 150% of their Target Amounts for performance at the Threshold, Target, and Stretch levels, respectively. If performance over the Performance Period exceeds the Threshold level but not the Target level, or exceeds the Target level but not the Stretch level, the amount earned by each NEO will be interpolated by the Committee. Stretch amounts are the maximum amounts that may be paid for the 2024-2026 Performance Period.

(2)

Award opportunities with respect to the CIT Merger were approved on January 23, 2024, for 2024 based on continued attainment of performance objectives related to that merger, including optimization of merger cost savings and synergies, risk management, individual performance, our overall results, and other related specific goals. See “Merger Performance Plan (‘MPP’)” below. The “Target” amounts of the NEOs’ awards reflect the amounts that could be paid to them if performance objectives for the awards for 2024 were determined to have been satisfied at the end of the year. The awards for 2024 were paid at the Target level during February 2025 and are included in the aggregate amount listed for each NEO for 2024 in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. Those payments are separately listed in Footnote 3 to that table. No further award opportunities are expected to be granted with respect to the CIT Merger.

(3)

Award opportunities with respect to the SVB Acquisition were approved on January 23, 2024, for 2024 based on continued attainment of performance objectives related to that transaction, including timely integration achievement, risk management, individual performance, our overall results, and other related specific goals. See “Merger Performance Plan (‘MPP’)” below. The “Threshold,” “Target,” and “Stretch” (“Maximum”) amounts of the NEOs’ awards reflect the amounts that could be paid to them for 2024 based on the degree to which performance objectives for the awards were determined to have been satisfied at the end of the year. The awards for 2024 were paid at the Maximum level during February 2025 and are included in the aggregate amount listed for each NEO for 2024 in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. Those payments are separately listed in Footnote 3 to that table.

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Executive Compensation

Long-Term Incentive Plan (“LTIP”). Under FCB’s LTIP, we reward long-term performance through cash award opportunities that may be earned based on the extent of attainment of performance goals. Eligible associates of FCB and its affiliates may be offered opportunities to earn awards stated as percentages of their base salary rates, and payable in cash. The LTIP is intended to reinforce the link between the interests of our participating associates and the interests of our company and our stockholders, and to motivate and reward participating associates for their contributions toward achieving our strategic plan’s central objective of building the long-term value of our company and our stockholders’ investments. Each year our CNG Committee considers the grant of new awards under the LTIP. Awards granted each year have provided for payments based on performance goals measured over stated periods of time (“Performance Periods”), which since inception generally have been specified as three calendar years that overlap as grants are made from year to year. As reflected in the table above, in January 2024, the Committee approved the grant of awards to our NEOs listed in the table for a new, three-year 2024-2026 Performance Period.

The LTIP is administered by the CNG Committee, which selects associates to whom awards will be granted. All salaried associates who are considered to be in the “Executive Career Level,” as defined by FCB’s Career Framework, are eligible to participate in the LTIP.

In general, when the Committee grants awards under the LTIP, it establishes the Performance Period during which performance will be measured, establishes one or more specific written performance objectives and specific goals for each participant and/or for each group of participants for that Performance Period, and assigns to each participant a target award (a “Target Amount”) for the Performance Period. Performance Periods may be coincident with one or more of our fiscal years, or any portions thereof. Each participant may earn a percentage set by the Committee at the time of grant (the “Award Percentage,” which may exceed or be less than 100%) of his or her Target Amount based on the extent of attainment of the performance goals established by the Committee for the relevant Performance Period. The maximum amount of awards that may be paid under the LTIP to any one participant in any one fiscal year is $10 million.

As conditions to their awards, participants must agree to non-solicitation and nondisclosure obligations. The non-solicitation obligations cover the term of each participant’s employment and a period of one year after termination of employment, while the nondisclosure obligations cover all times during and after each participant’s employment with FCB. During the non-solicitation period, other than on behalf of FCB, each participant will generally be prohibited from employing or soliciting for employment any associate of FCB who was supervised by or was personally known to the participant, or soliciting the business of any customer or prospective customer with whom the participant had material contact. Subject to customary limitations, the nondisclosure provisions will require the participant to maintain the confidentiality of all of FCB’s business information, trade secrets, and data and return all such materials in his or her possession to FCB upon termination of employment.

Performance objectives under the LTIP may be based on individual, business unit/function, and/or corporate performance, or any combination thereof. If a participant’s performance goals are based on a combination of performance criteria, the Committee may weight the importance of each type of performance that applies to the participant by assigning a percentage to it. The Committee also may apply other or non-objective performance criteria for participants to the extent permitted, or not prohibited, by applicable law and regulations. The targeted levels of performance with respect to performance objectives may be established at such levels and on such terms as the Committee in its discretion may determine, including but not limited to on an absolute basis, in relation to performance in a prior Performance Period, and/or relative to one or more peer group companies or indices, or any combination thereof, and performance objectives and results may be determined without regard to extraordinary items. The Committee may adjust awards as appropriate for partial achievement of goals or other factors and may interpret and make necessary and appropriate adjustments to performance goals and the manner in which goals are evaluated.

Performance objectives are required to be established by the Committee no more than 90 days after the commencement of the Performance Period to which the objectives relate and before 25% of the relevant Performance Period has elapsed. As soon as practicable after the end of a Performance Period, the Committee will determine whether performance goals for the period were met and, if so, at what level of achievement, under specific formulae established for the period. If performance goals are met, the Committee will determine the amount of each participant’s Target Amount that has been earned and will be paid. The Committee has unilateral discretion to reduce or eliminate the amount of an award, including an award otherwise earned and payable under the LTIP.

The Committee has discretion to determine whether awards will be paid or forfeited in the event of a participant’s termination of employment before the end of a Performance Period or prior to payment of the awards. If a participant dies, retires, becomes disabled, is assigned to a different position, is granted a leave of absence, or another similar event occurs, or if the participant’s employment is otherwise terminated (except for cause) by us during a Performance Period, a pro rata share of the participant’s award based on the period of actual participation may be paid to the participant, at the Committee’s discretion, after the end of the Performance Period if and to the extent that it would have become earned and payable had the participant’s employment status not changed.

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FCB’s Board may amend, discontinue, or terminate the LTIP in whole or in part at any time, subject to stockholder approval of any amendments if required by applicable laws, rules, or regulations and to participant consent if any such action may adversely affect any award earned and payable under the LTIP at that time. However, the Committee has unilateral authority to amend the LTIP and any award (without participant consent) to the extent necessary to comply with applicable laws, rules, or regulations, or changes to applicable laws, rules, or regulations, as well as to reduce or eliminate an award. The Committee also may adjust or modify the terms of awards, performance objectives, or performance calculations (i) in the event of a large, special, and non-recurring dividend or distribution, or a recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, forward or reverse split, stock dividend, liquidation, dissolution, or other similar corporate or strategic transactions, or in recognition of any other unusual or nonrecurring event or extraordinary item affecting us or our financial statements, or (ii) in response to changes in applicable laws and regulations, accounting principles, and tax rates, or changes in business conditions, or the Committee’s assessment of our business strategy. In addition, the Committee’s authority to grant awards and authorize payments under the LTIP does not restrict its authority, and the Board reserves the right, to grant compensation under other compensation plans or programs, grant discretionary bonuses, or otherwise pay compensation, to any officers and associates. As described under the caption “COMPENSATION DISCUSSION AND ANALYSIS — Incentive-Based Compensation Clawback Policies,” payments of awards under the LTIP are subject to our clawback policies.

Under the awards granted in January 2024 that are listed in the table above, a percentage of the Target Amount of each award could be earned at the end of its Performance Period based on the extent to which we have attained performance goals set for the awards. As has been the case with all previous awards, the performance goals for the awards were based on growth in the tangible book value per share (“TBV”) of our common stock, plus cumulative dividends per share (“D”) paid, over the 2024-2026 Performance Period that applies to the awards (the “TBV+D Growth Rate”). The Committee believes growth in TBV is a key driver of long-term value. As a result, the Committee believes that using growth in TBV as the primary component of the performance goals for our LTIP is consistent with our focus on long-term objectives and our emphasis on financial stability and growth in stockholder value. The Committee believes those objectives are factors that have contributed to our financial success over the years.

The Committee set the same Threshold, Target, and Stretch TBV+D Growth Rate goals of 12%, 30% and 48%, respectively, as had been set for awards beginning in 2022. Our tangible book value per share on each measurement date is the amount equal to our total assets, minus our intangible assets, minus our liabilities, divided by the total outstanding shares of both classes of our common stock. The TBV+D Growth Rate is determined according to the following formula: TBV at the end of the Performance Period, minus TBV at the beginning of the Performance Period, plus cumulative dividends paid on the stock during the Performance Period, divided by TBV at the beginning of the Performance Period, subject to adjustments the Committee has discretion to make in order to eliminate, or to spread over several years, the effect of strategic decisions made by the Board during a Performance Period, such as bargain purchase gains and other merger or acquisition related items, and share repurchases and other items that may have an immediate impact on TBV but which are believed will be beneficial to stockholders in future years. The Threshold, Target, and Stretch performance levels set by the Committee for the awards granted in 2024 would result in the same Award Percentages of 50%, 100%, and 150%, respectively, as had been set for awards beginning in 2022. In the Grants of Plan-Based Awards table above, the dollar amounts reflect the amounts that could be earned and paid at each performance level set by the Committee.

On December 31, 2024, the 2022-2024 Performance Period ended for awards granted during 2022, and during February 2025 payments were made to participants in the LTIP with respect to those three-year awards. The Threshold, Target, and Stretch performance levels set by the Committee during 2022 for those awards were TBV+D Growth Rates of 12.0%, 30.0%, and 48.0%, respectively. After making adjustments to, among other things, eliminate the significant net positive effects on tangible book value of the CIT Merger during 2022 and the SVB Acquisition during 2023 (which alone may have maximized awards under the LTIP), and to continue spreading over three years the impacts of share repurchases and of intangible assets related to other acquisitions in prior years, which adjustments, in the aggregate, reduced the TBV+D Growth Rate, the Committee determined that our TBV+D Growth Rate, as so adjusted, for the 2022-2024 Performance Period exceeded the Stretch performance level of 48.0%, and it approved payments to LTIP participants, including our NEOs, at the Maximum Award Percentage of 150% of the Target Amounts of the awards. The amounts of those payments made to our NEOs for 2024 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and are separately listed in Footnote 3 to that table.

Information regarding all outstanding awards under the plan currently held by our NEOs is contained in the discussion under the caption “COMPENSATION DISCUSSION AND ANALYSIS — Cash Compensation.”

Merger Performance Plan (“MPP”). Through the MPP, we motivate and reward associates who have significant involvement in and responsibility for post-acquisition processes by offering cash incentives that are dependent on the realization of benefits of mergers and acquisitions to our company and stockholders. Under the plan, eligible executives and other associates of FCB and its affiliates may be offered opportunities to earn awards payable in cash based upon attainment of performance objectives related to our mergers and

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acquisitions. The MPP helps reward and motivate associates based on merger and acquisition activity since the significant net positive effect on TBV from that activity may be eliminated from consideration in determining the realization of performance levels under the LTIP.

The MPP is administered by the CNG Committee. The plan authorizes the Committee to select associates as participants for whom awards will be approved, set the amounts of the awards, performance objectives, and other terms and conditions of each award, and specify the period during which achievement of performance objectives will be measured. Executive career level and other associates who play a key role in merger and acquisition planning and integration processes are eligible to participate in the MPP. The CNG Committee, in its discretion, may delegate all or part of its authorities under the plan to one or more directors and/or officers; provided, however, that it may not delegate its responsibility to make awards to executive officers. The Committee is authorized to establish, suspend, or waive any rules for the administration, interpretation, and application of the MPP and make any determination, and take any other action, that it considers necessary or desirable for the administration of the plan.

Performance objectives under the MPP may be tied to one or more of the following: timely achievement of stabilization, integration, or optimization milestones, realization of merger or acquisition cost savings and synergies, risk management, individual performance, or other related specific objectives as assigned, which may include company performance. Where performance objectives are based on company and individual performance, the Committee may weight the importance of each type of performance that applies to the participant by assigning a percentage to it. Following the end of the period covered by each award, the Committee will determine the extent to which performance objectives for that period have been achieved and the amount, if any, of the participants’ awards that will be paid. Amounts of awards, which may be set as single “Target” amounts, or tiered as “Threshold,” “Target,” and “Maximum” amounts, reflect the amounts that may be paid to participants based on the extent to which performance objectives set by the Committee are determined to have been satisfied at the end of the period covered by the awards. The Committee may reduce or eliminate the amount of an award by applying negative discretion, including to an award that would otherwise be earned and payable under the terms of the plan. Award payments are made in cash in a lump sum, less required withholdings, and payment to a participant will be conditioned on his or her continued active employment on the payment date, subject to certain exceptions specified in the plan. The maximum amount that may be paid under the MPP to any one participant in any fiscal year may not exceed $5,000,000. As described under the caption “COMPENSATION DISCUSSION AND ANALYSIS — Incentive-Based Compensation Clawback Policies,” payments of awards under the MPP are subject to our clawback policies.

In January 2024, the Committee approved MPP award opportunities for 2024 to each of our NEOs listed in the Grants of Plan-Based Awards table above, including awards with respect to the CIT Merger and the SVB Acquisition. The performance objectives for the CIT awards included optimization of merger cost savings and synergies, risk management, individual performance, our overall results, and other related specific goals, and were intended to be challenging, but achievable with strong results at the “Target” level. For the SVB awards, performance objectives included timely integration achievement, risk management, individual performance, our overall results, and other related specific goals, and were intended to be challenging, but achievable at the “Threshold” level, with increasing difficulty at the “Target” and “Maximum” levels. The table lists the amounts that could be earned and paid under each award based on attainment of performance objectives.

In January 2025, the Committee assessed achievement of performance objectives with respect to the 2024 MPP awards and approved payment to each of our NEOs of the CIT Merger MPP awards at the Target level and the SVB Acquisition MPP awards at the Maximum level. The amounts of those payments made to our NEOs for 2024 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and are separately listed in Footnote 3 to that table. No further award opportunities are expected to be granted with respect to the CIT Merger.

Retirement Benefits and Separation from Service Payments

We currently have three separate qualified defined benefit pension plans (including our original plan and two separate plans previously maintained by FCB-SC and CIT covering their former officers and associates) under which benefits are provided to plan participants following their retirement, and two separate Section 401(k) defined contribution plans (the FCB Legacy 401(k) Plan and the FCB 401(k) Plan) under which plan participants may defer a pre-tax and/or post-tax portion of their compensation for retirement and receive employer matching contributions to their accounts equal to a portion of their voluntary deferrals and, in the case of participants in the FCB 401(k) Plan, additional profit-sharing contributions to their accounts.

In addition, FCB has separation from service agreements with certain executive officers which provide for payments to the officers or their beneficiaries for a period of 10 years following their separation from service at agreed-upon ages or their deaths.

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The following table provides information about benefits under the pension plans and the separation from service agreements for each of our NEOs who participates in those plans. Mrs. Rupp does not participate in a pension plan and does not have a separation from service agreement.

PENSION BENEFITS

AND SEPARATION FROM SERVICE AGREEMENTS

Name	Plan Name (1)	Number of Years Credited Service (2)	Present Value of Accumulated Benefit (3)(4)	Payments During Last Fiscal Year

Frank B. Holding, Jr.	Pension plan	41	$1,932,513	$-0-
	Separation from service agreement	N/A	2,769,907	-0-

Craig L. Nix	Pension plan	25	741,848	-0-
	Separation from service agreement	N/A	456,125	-0-

Hope H. Bryant	Pension plan	38	1,867,566	-0-
	Separation from service agreement	N/A	987,233	-0-

Peter M. Bristow	Pension plan	33	1,372,914	-0-
	Separation from service agreement	N/A	886,034	-0-
(1)

Mr. Holding and Mrs. Bryant are participants in and entitled to benefits under FCB’s pension plan, and they are parties to separation from service agreements with FCB. Mr. Nix and Mr. Bristow are participants in and entitled to benefits under the pension plan previously provided by FCB-SC which FCB continues to maintain and administer to provide benefits to the former officers and associates of FCB-SC who are participants in that plan, and they are parties to separation from service agreements that were assumed by FCB from FCB-SC.

(2)	Years of credited service under the pension plans are as of December 31, 2024. Payments under the separation from service agreements are not determined on the basis of years of credited service.
(3)

The amounts shown for the pension plans reflect the actuarial present value of each officer’s accumulated benefit as of December 31, 2024. Those amounts were determined using the same interest rate and mortality rate assumptions as were used for purposes of calculating the present value of our liability for future pension plan benefits in our consolidated financial statements. We used a discount rate of 5.69%, and we assumed that each officer would remain an active associate until, and will retire at, normal retirement age under the plans (65), and that each officer will elect to receive benefits based on a single life annuity. No pre-retirement decrements were applied.

(4)

The amounts shown for the separation from service agreements reflect the present values, as of December 31, 2024, of future payments to be made to the officers under their respective agreements. Those amounts were determined using the same assumptions as were used for purposes of calculating the present value of our liability for future payments under the agreements in our consolidated financial statements. We used a discount rate of 5.25% and the monthly payment amounts called for by each officer’s agreement (as in effect on December 31, 2024) that would be made to him or her (or his or her beneficiary) in the future over the ten-year payment term that begins six months and one week following separation from service at the officer’s agreed-upon age or his or her death. In calculating those amounts, we assumed that each officer will remain an active associate until, and the officer’s payments will begin after, the age specified in his or her agreement. As described in the discussion of these agreements under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” amounts of payments generally were calculated as a percentage of the officers’ base salaries at the time their agreements were approved. The monthly payment amounts provided for under the NEOs’ agreements are as follows: Mr. Holding - $33,056; Mr. Nix - $9,240; Mrs. Bryant - $12,875; and Mr. Bristow - $13,451.

The pension plans, Section 401(k) plans and separation from service agreements are described below, and further information about them is provided in the discussion under the heading “COMPENSATION DISCUSSION AND ANALYSIS.”

Pension Plans. FCB’s qualified defined benefit pension plans include its original plan and the plan previously provided by FCB-SC for its associates which FCB continues to maintain and administer to provide pension benefits for FCB-SC’s former officers and associates who are participants in that plan. FCB’s plans also include the qualified pension plan previously provided by CIT which FCB continues to maintain to provide pension benefits to CIT’s former officers and associates who are participants in that plan. None of our NEOs participate in the CIT pension plan, and Mrs. Rupp is not a participant in any of the pension plans.

The terms of FCB’s and FCB-SC’s plans are very similar. Each plan is a non-contributory final average pay plan. Monthly retirement benefits under the pension plans are computed as straight life annuities beginning at age 65 and are not subject to deductions for Social Security benefits or any other offset amounts. Normal retirement age under the plans is the later of age 65 or completion of five years of service. Under FCB’s plan, early retirement is permitted for participants who have reached age 50 with at least 20 years of service, or age 55 with at least 15 years of service, while under FCB-SC’s plan participants qualify for early retirement when they reach age 50 with at least 15 years of service, or age 55 with at least 10 years of service.

As described under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” participants in FCB’s and FCB-SC’s pension plans include only those eligible associates who were hired on or before specified dates during 2007 when FCB and FCB-SC restructured their respective pension plans and Section 401(k) plans. Participants in each of the pension plans on those dates could choose to continue to

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participate in their respective pension plan and “legacy” Section 401(k) plan, or they could choose to participate in an “enhanced” Section 401(k) plan. If they chose the enhanced Section 401(k) plan, they would continue to be participants in their pension plan, but their accrued pension plan benefit service was frozen and no further benefits would accrue (although under FCB’s pension plan participants receive credit for increases in compensation even if plan benefit service credit is frozen).

Under both pension plans, a participant’s benefit is based on his or her:

●

“average monthly compensation,” which is the participant’s highest average monthly pensionable compensation for any five consecutive plan years of service within the last 10 completed years of service prior to retirement;

●

in the case of participants who chose to continue in the pension plans and legacy Section 401(k) plans, years of “creditable service,” which is the number of calendar years in which the participant completes 1,000 or more hours of service (and which, in the case of participants who elected to participate in the enhanced Section 401(k) plans, was frozen at the time of their election); and

●

“covered compensation,” which is the average of the participant’s Social Security taxable wage base for each year during the 35-year period ending with the year in which the associate attains Social Security retirement age.

We do not grant extra years of service to participants under either pension plan for purposes of calculating benefits.

A participant’s annual compensation covered by the plans includes base salary, overtime, any regular bonuses, and LTIP and MPP award payments. However, under the Internal Revenue Service’s regulations, during 2024 the maximum amount of covered compensation that could be considered in determining a retiring participant’s benefit was $345,000.

A participant’s normal monthly benefit amount following retirement will be equal to:

●	1.2% of average monthly compensation multiplied by total plan years of creditable service, not to exceed 35 years if hired on or after January 1, 2005, or 40 years if hired before that date; plus

●	0.65% of average monthly compensation in excess of one-twelfth of covered compensation multiplied by total plan years of creditable service, not to exceed 35 years.

The maximum annual benefit that could be paid to a participant retiring under either plan during 2024 was $275,000. Participants may elect to receive retirement benefits in a joint and survivor annuity rather than a single life annuity. In those cases, the amount of the annual retirement benefit will be actuarially reduced. In cases of early retirement, a participant’s annual retirement benefit is actuarially reduced by 5.0% for each year of the first 12 years, and 3.0% for each of the next three years, by which the starting date of the early retirement benefit precedes the participant’s normal retirement date, unless the participant elects to defer receipt of benefits until he or she reaches age 65. In the case of participants whose employment continues after age 65, the annual retirement benefit calculated at normal retirement date, as well as the maximum permitted benefit amount, is actuarially increased to reflect the continuing accrual of benefits during their extended employment and the projected reduction in the number of their benefit payments.

On December 31, 2024, Mr. Holding, Mr. Nix, Mrs. Bryant, and Mr. Bristow were eligible for early retirement under the pension plans.

Nonqualified Separation from Service Agreements. Under the separation from service agreements between FCB and certain executive officers, including Mr. Holding and Mrs. Bryant, payments will be made to each officer for a period of 10 years following a separation from service that occurs no earlier than an agreed-upon age. Mr. Nix and Mr. Bristow are parties to substantially similar agreements which were originally entered into between them and FCB-SC and were assumed by FCB. Mrs. Rupp is not a party to a separation from service agreement.

The benefits provided under the agreements with Mr. Holding and Mrs. Bryant vest at age 65 (or an earlier agreed-upon age). Under the agreements with Mr. Nix and Mr. Bristow, payments will be made following a termination of employment no later than the month in which they reach age 65 or following such other termination as shall be agreed upon. However, no payments are made under any of the agreements until there is a separation from service. In return for payments under the agreements, each officer is obligated to provide consultation services to, and not to compete against, FCB during the payment period.

Payments under each agreement begin six months and one week following separation from service. If an officer dies prior to separation from service, or during the payment period following separation from service, the payments under his or her agreement will be made to the officer’s designated beneficiary or estate. Except in the case of death, there are no automatic early vesting rights, and FCB

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may terminate an officer’s agreement at any time prior to his or her separation from service. If an officer’s agreement is terminated, or the officer’s employment terminates before the age provided in his or her agreement, or another date agreed to by FCB, for any reason other than death, all rights under his or her agreement will be forfeited. However, based on facts and circumstances, our CNG Committee may recommend, and FCB’s Board may approve, an immediate vesting of an officer’s rights under his or her agreement. The agreements do not include any change in control or “golden parachute” provisions or provide for any non-cash benefits.

No new agreements have been entered into since 2014 when our LTIP was approved and awards under it were first granted, and no new agreements currently are contemplated. Amounts of payments provided for in the current agreements with Mr. Holding, Mr. Nix, Mrs. Bryant, and Mr. Bristow are described in the footnotes to the Pension Benefits and Separation from Service Agreements table above.

Section 401(k) Plans. As described in the discussion under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” both of our Section 401(k) plans are qualified defined contribution plans that provide vehicles for associates to voluntarily defer a pre-tax and/or post-tax portion of their compensation for retirement and receive an employer matching contribution on a portion of their voluntary deferrals and, under one of the plans, additional profit-sharing contributions to their accounts. Our associates are participants in one of the two Section 401(k) plans, depending on when they were first employed and, if they were first employed before we restructured our pension plans and Section 401(k) plans during 2007, depending on elections they made at that time. Associates first hired prior to the plan restructuring (and not rehired on or after January 1, 2015) who chose to continue to participate in their respective pension plan and “legacy” Section 401(k) plan are eligible to make deferrals and receive employer matching contributions under the FCB Legacy 401(k) Plan. Associates first hired prior to the plan restructuring who elected to participate in an “enhanced” Section 401(k) plan, and associates first hired after the plan restructuring or rehired on or after January 1, 2015 (including former CIT and SVB associates), may only participate in the FCB 401(k) Plan.

The maximum 2024 voluntary deferral under either plan was $23,000 for a participant under the age of 50, and $30,500 for a participant age 50 or older. Under the FCB Legacy 401(k) Plan, FCB matches participants’ deferrals in an amount equal to 100% of the first 3%, and 50% of the next 3%, of the participant’s compensation that he or she defers, up to and including a maximum matching contribution of 4.5% of the participant’s eligible compensation, but not more than $15,525 for 2024. Under the FCB 401(k) Plan, FCB matches participants’ deferrals in an amount equal to 100% of the first 6% of the participant’s eligible compensation that he or she defers. In addition, following the close of each plan year, FCB may make a discretionary profit-sharing contribution under the FCB 401(k) Plan to each eligible participant’s account, without regard to the amount of the participant’s deferrals. FCB made a profit-sharing contribution for 2024 equal to 3% of each participant’s eligible compensation. During 2024 the maximum matching contribution under the FCB 401(k) Plan was $20,700, and the maximum profit-sharing contribution was $10,350.

Each associate’s voluntary deferrals, together with all employer contributions to his or her account, are invested in one or more investment vehicles selected by the associate from a menu of publicly traded mutual funds and other investment options made available to participants by FCB.

FCB’s Section 401(k) plan contributions during 2024 for the accounts of our NEOs are included in the “All Other Compensation” column of the Summary Compensation Table and are listed for each officer in Footnote 6 to that table. Mr. Holding, Mr. Nix, Mrs. Bryant, and Mr. Bristow are participants in the FCB Legacy 401(k) Plan, so they did not receive the profit-sharing contributions that were made for 2024 to the accounts of participants in the FCB 401(k) Plan. Mrs. Rupp participates in the FCB 401(k) Plan and for 2024 received matching and profit-sharing contributions to her account.

Nonqualified Deferred Compensation

We maintain an unfunded, nonqualified deferred compensation plan, or the “FCB 2021 Plan.” The purpose of the FCB 2021 Plan is to permit management and other highly compensated associates of FCB and its participating affiliates to save for retirement and other long-term financial goals on a tax-deferred basis by electing annually to defer receipt of up to 80% of their base salaries and LTIP award payments, in excess of amounts they could defer through their voluntary contributions to our Section 401(k) plans. The FCB 2021 Plan does not provide for FCB to make any additional or discretionary contributions to participants’ plan accounts. Mr. Nix, Mrs. Bryant, and Mr. Bristow were participants in the FCB 2021 Plan during 2024. Mr. Holding and Mrs. Rupp are eligible to participate in the plan but have not elected to defer any compensation.

Also, prior to our merger with FCB-SC during 2014, FCB-SC maintained two unfunded, nonqualified deferred compensation plans, or the “FCB-SC Plans,” in which various officers of FCB-SC were participants. In connection with that merger, FCB agreed to assume, accrue interest on (at the fixed interest rates provided for in the FCB-SC Plans), and distribute plan participants’ accounts in accordance with the terms of the plans as they existed when the merger was completed. Participants may not make any further deferrals under the FCB-SC Plans, and FCB does not make any additional or discretionary contributions to the accounts of participants in the FCB-SC Plans. Mr. Nix and Mr. Bristow have accounts under both FCB-SC Plans.

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The following table provides information regarding accounts under the FCB 2021 Plan and the two FCB-SC Plans of our NEOs who were participants in those plans during 2024.

NONQUALIFIED DEFERRED COMPENSATION

Name	Plan Name	Executive Contributions in Last Fiscal Year (2)	Our Contributions in Last Fiscal Year (3)	Aggregate Earnings/ (Loss) in Last Fiscal Year		Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End (6)

Craig L. Nix	FCB 2021 Nonqualified Deferred Compensation Plan	$274,219	$-0-	$85,258	(4)	$-0-	$1,001,074
	FCB-SC Deferred Compensation Plan (1)	-0-	-0-	11,779	(5)	-0-	150,108
	FCB-SC 409A Deferred Compensation Plan (1)	-0-	-0-	64,166	(5)	-0-	817,705
Hope H. Bryant	FCB 2021 Nonqualified Deferred Compensation Plan	844,808	-0-	277,619	(4)	-0-	1,849,815

Peter M. Bristow	FCB 2021 Nonqualified Deferred Compensation Plan	875,000	-0-	139,211	(4)	-0-	1,874,343
	FCB-SC Deferred Compensation Plan (1)	-0-	-0-	48,841	(5)	-0-	622,406
	FCB-SC 409A Deferred Compensation Plan (1)	-0-	-0-	118,977	(5)	-0-	1,516,194
(1)	The FCB-SC Deferred Compensation Plan was replaced by the FCB-SC 409A Deferred Compensation Plan in 2004.
(2)	No additional deferrals may be made by Mr. Nix or Mr. Bristow under either FCB-SC Plan.
(3)

No contributions are made by FCB to officers’ accounts under the FCB 2021 Plan. Although each of the FCB-SC Plans permitted employer contributions, FCB-SC did not make contributions to Mr. Nix’s and Mr. Bristow’s plan accounts, and FCB has not made, and in the future will not make, any contributions to their accounts.

(4)

The listed amounts of aggregate earnings under the FCB 2021 Plan reflect net amounts accrued by FCB to the named NEOs’ respective accounts for 2024, as measured by the deemed net investment income that would have accrued to their accounts if their account balances had actually been invested during 2024 in the publicly traded mutual funds or other deemed investment options elected by the officers from among those available to participants under the plan. Many of those hypothetical investment options are identical to the investment options offered to participants in FCB’s Section 401(k) plans. However, certain investment funds that are available to Section 401(k) plan participants are not options hypothetically available to FCB 2021 Plan participants because those investment funds are only available for the investment of assets held in employer-sponsored ERISA retirement plans, or because they are not available to plans that have smaller aggregate amounts of assets. In the case of those Section 401(k) plan investment options, a similar investment fund option is offered to participants in the FCB 2021 Plan that is equivalent to, but not more favorable than, the Section 401(k) plan option, with the exception of five investment funds available to Section 401(k) plan participants for which no comparable option is available to FCB 2021 Plan participants. Because the investment options available to FCB 2021 Plan participants are not more favorable than the options available to Section 401(k) plan participants, no deemed investment earnings credited by FCB to our NEOs’ accounts for 2024 under the FCB 2021 Plan are considered to be “above market” or are included in the Summary Compensation Table as compensation received by them for that year.

(5)

The listed amounts of aggregate earnings for Mr. Nix’s and Mr. Bristow’s accounts under the FCB-SC Plans reflect interest accrued by FCB for 2024 to their respective separate accounts under those plans. Of those amounts, an aggregate of $24,733 for Mr. Nix and $48,100 for Mr. Bristow is considered to be “above market” and is included in their respective amounts listed in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table as compensation received by them for 2024. Those “above-market” amounts reflect the portions of total interest FCB accrued to their accounts during 2024 that exceed the amounts that would have been accrued at a rate equal to 120% of the “applicable federal rates,” as set by the Internal Revenue Service, in effect at the time the fixed rate at which interest actually is accrued on each account was set.

(6)	The listed amounts reflect the aggregate balances credited to the officers’ accounts under each plan at December 31, 2024.
(a)

Of the amount of executive contributions and aggregate earnings (or loss) credited to each officer’s account under each plan in which he or she was a participant, the following amounts are reported in the Summary Compensation Table as compensation received by the officer for 2024: FCB 2021 Plan: Mr. Nix - $-0-, Mrs. Bryant - $144,808, and Mr. Bristow - $-0-; FCB-SC Deferred Compensation Plan: Mr. Nix - $3,627, and Mr. Bristow - $8,966; and FCB-SC 409A Deferred Compensation Plan: Mr. Nix - $21,106 and Mr. Bristow - $39,135.

(b)

Of the amounts of each officer’s year-end account balance under each plan, the following aggregate amounts have been reported as compensation received by the officer in the Summary Compensation Tables contained in our proxy statements for years prior to 2024: FCB 2021 Plan: Mr. Nix - $894,695, Mrs. Bryant - $1,375,932, and Mr. Bristow - $1,703,858; FCB-SC Deferred Compensation Plan: Mr. Nix - $22,679, and Mr. Bristow - $56,107; and FCB-SC 409A Deferred Compensation Plan: Mr. Nix - $144,433, and Mr. Bristow - $260,275.

FCB 2021 Nonqualified Deferred Compensation Plan. Amounts deferred by each participant under the FCB 2021 Plan are credited to a book-entry account and represent an unfunded, unsecured obligation of FCB to the participant. Each participant’s account is increased or decreased by FCB to reflect gains or losses the participant’s account would have realized or incurred if it had been invested in one or more deemed investment options selected by the participant from a menu of publicly traded mutual funds or other investment vehicles determined from time to time by FCB. Participants may change their investment option elections at any time. The deemed investment options are used for measurement purposes only and amounts deferred by participants do not represent any actual investments made on

2025 Annual Proxy Statement	63

Executive Compensation

their behalf. FCB’s payment obligation to each participant at any time is equal to the amount of the participant’s own elective deferrals to the FCB 2021 Plan, as adjusted for the hypothetical gains or losses on the participant’s account based on the participant’s deemed investment option elections.

Each participant is fully vested at all times in all amounts credited to his or her account under the FCB 2021 Plan. Distributions of a participant’s FCB 2021 Plan account will be made following a “triggering event,” which will be the participant’s separation of service, death, disability, or certain limited unforeseeable emergencies. Distributions will generally be paid in a single lump sum unless the participant elects, upon commencing his or her participation in the plan, to receive distributions in annual installments over five, 10, or 15 years. Payments to participants under the FCB 2021 Plan will be made, or will commence, within 90 days following January 31 of the calendar year immediately following the year in which their triggering events occur. The FCB 2021 Plan is designed to comply with Section 409A of the Internal Revenue Code of 1986 (“Section 409A”) and all distributions will be made in accordance with Section 409A. FCB may generally amend or terminate the FCB 2021 Plan at any time, provided that any such action complies with the requirements of Section 409A and will not reduce a participant’s plan account balance.

A Rabbi Trust has been established by FCB for purposes of holding assets necessary to fund distributions payable under the FCB 2021 Plan. However, FCB 2021 Plan participants (and their beneficiaries) at all times have the same status as general, unsecured creditors of FCB.

FCB-SC Deferred Compensation Plans. The two FCB-SC Plans include FCB-SC’s original Deferred Compensation Plan, which was frozen effective December 31, 2004, and a new 409A Deferred Compensation Plan that replaced the frozen plan. The terms of the FCB-SC Plans continue to govern the accounts of participants as they existed when FCB assumed the plans. Each of the FCB-SC Plans permitted participants to defer up to 10% of their “compensation” (as defined in the plans) each year. Deferred amounts were credited to unfunded accounts on FCB-SC’s books, and interest was accrued on the accounts at a fixed or floating rate, as elected by the participants when they first became participants. Mr. Nix’s and Mr. Bristow’s accounts under both plans accrue interest at the 8.20% fixed contract rate that was provided for by each plan at the time they became participants.

Participants’ FCB-SC Plan accounts will be paid out upon their retirement, and participants could elect to be paid in a lump sum or in an annuity of five, 10, 15, or 20 years. If a participant dies before or after payments commence, payments will be made to the participant’s designated beneficiary in the manner elected by the participant, or if no election was made, in a lump-sum payment. If a participant terminates employment for reasons other than retirement, the participant’s plan accounts will be paid in a lump sum. In the event of an unforeseen emergency, at a participant’s request a distribution of all or part of the participant’s accounts may be made at the discretion of the plan administrator, subject to applicable law. FCB-SC Plan participants (and their beneficiaries) at all times have the same status as general, unsecured creditors of FCB.

Potential Payments upon Termination of Employment

The only contracts, agreements, plans, or arrangements under which payments or other benefits will be made or provided to any of our NEOs in connection with a termination of their employment or a change in their responsibilities are:

●	FCB’s qualified pension plans and Section 401(k) plans;

●	the FCB 2021 Plan and the two FCB-SC Plans;

●	the separation from service agreements under which payments will be made following an officer’s separation from service after a specified age or his or her earlier death while still employed;

●

provisions of FCB’s LTIP and MPP under which, if a participant dies, retires, becomes disabled, or if the participant’s employment is terminated by FCB other than for cause, before a previously granted award becomes payable, a pro rata share of the award may be paid, at the Committee’s discretion, after the end of the period covered by the award if and to the extent that the award would have become earned and payable had the participant’s employment status not changed; and

●	FCB’s group insurance plans under which disability and death benefits are provided to all of our and FCB’s eligible officers and associates.

Payments and benefits for our NEOs under the pension plans, Section 401(k) plans, separation from service agreements, LTIP and MPP, and nonqualified deferred compensation plans, are described in the discussions above. An associate’s death benefit under FCB’s group life insurance plan equals one times the associate’s base annual earnings, up to a maximum benefit of $1,000,000.

There are no agreements with any of our NEOs under which payments would be made as a result of a change in control of our company or FCB or any other severance arrangements under which payments would be made to them upon a termination of their employment.

64	2025 Annual Proxy Statement

Executive Compensation

Pay Ratio

In accordance with the requirements of Schedule 14A of the Exchange Act, and Item 402(u) of the SEC’s Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our associates (i.e., our employees) to the annual total compensation of our Chairman and Chief Executive Officer, Frank B. Holding, Jr. (our “CEO”).

For 2024:

●	the annual total compensation of our “median associate” was $111,023, and

●	our CEO’s annual total compensation, as reported in the “Total” column of the Summary Compensation Table included in this proxy statement, was $11,006,328.

Based on this information, for 2024 the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate was 99:1. This “pay ratio” is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2024, we reviewed our associate population and compensation arrangements for our associates, and we do not believe there was any change during 2024 in our associate population or associate compensation arrangements that would significantly impact our pay ratio disclosure. As a result, for our 2024 median associate we used the 2023 median associate we initially selected on November 24, 2023. On that date, our associate population consisted of a total of 16,010 U.S. and non-U.S. associates, including permanent full-time and part-time associates and temporary and seasonal associates, but excluding our CEO and our contract workers. Of that total number, we had a total of 13 non-U.S. associates, including 11 located in Canada and two located in Mexico, all of whom we excluded for purposes of our analysis. From our remaining population of 15,997 associates, we identified our median associate using a consistently applied compensation measure described below, which is the same measure we used to identify our previous median associate.

●

We compared the aggregate amounts of associates’ 2023 compensation through November 24, 2023 (including salary, wages, overtime pay, commissions, bonuses, incentives, and certain other compensation), and our matching contributions to Section 401(k) plan accounts, together with the amounts of our most recent annual profit-sharing contributions (made in 2023 for 2022) to FCB 401(k) Plan accounts of associates, all as reflected in our payroll records. For associates included in the associate population who were hired or became our associates after January 1, 2023 (including former SVB employees), we considered them as having been employed at their salary or wage rates for the entire year prior to November 24, 2023. We did not make any cost-of-living adjustment in any associate’s compensation. From the totals above we identified 13 associates whose 2023 totals were at or near the median total but who were participants in different plans under our retirement programs, and, for those who were pension plan participants, we obtained estimates of their respective changes in pension values (if any) based on the status of their participation in those plans.

●

We then compiled the aggregate amounts of those 13 associates’ 2023 compensation and, for each associate in the group who was a participant in one of our pension plans, we added, based on the pension plan in which he or she participated and his or her participation status under the plan, the average of the estimated changes (if positive) in the actuarial present values of accumulated pension plan benefits for 2023 for the associates in the group who participated in that plan to determine an estimate of his or her 2023 total compensation.

●	We then compared those associates’ 2023 compensation compiled as described above, and identified the initial median associate for 2023.

●

Because the amounts of changes in the actuarial present values of accrued pension benefits can increase and decrease each year, thereby affecting the total compensation of our median associate, it was determined that, if the initial median associate identified as described above was a pension plan participant, we would review the associates above and below that associate and select one whose total compensation was substantially the same as that of the initial median associate, but who was not a pension plan participant. However, the initial median associate identified as described above was not a pension plan participant and, therefore, was selected as our median associate.

We determined the amount of our median associate’s actual 2024 annual total compensation listed above in the same manner as we determined our CEO’s annual total compensation disclosed in the “Total” column of our Summary Compensation Table included in this proxy statement, and we compared our CEO’s annual total compensation to that of the median associate to determine our 2024 pay ratio.

2025 Annual Proxy Statement	65

Executive Compensation

Compensation Committee Interlocks and Insider Participation

Calvin B. Koonce, Jr., who is an immediate family member of our director and CNG Committee member Victor E. Bell III, is employed by FCB in a non-executive officer position as a Senior Appraisal Review Officer. Mr. Koonce’s aggregate compensation for services during 2024 amounted to $167,543 (including salary, incentive and other compensation, and FCB’s contributions to his FCB 401(k) Plan account, but excluding other normal benefits provided on the same terms to all associates). We believe the terms of Mr. Koonce’s employment, including compensation, are commensurate with his experience, responsibilities, and performance in his position, that his incentive opportunities are the same as those provided to other associates in similar positions, and that his employee benefits are the same as those provided on the same terms to all other associates. Mr. Koonce’s compensation is set each year through FCB’s normal evaluation and merit increase process. Our Audit Committee reviewed and approved the terms of his employment relationship for 2024 and will continue to do so annually.

66	2025 Annual Proxy Statement

Pay Versus Performance

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of the SEC’s Regulation
S-K,
we are providing the following information about the relationship between our NEOs’ compensation and certain measures of our financial performance. Further information about our pay-for-performance
philosophy and how we align executive compensation with our performance is contained in the discussion under the heading “COMPENSATION DISCUSSION AND ANALYSIS.”
P
AY
V
ERSUS
P
ERFORMANCE

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (4)	Value of Initial Fixed $100 Investment Based On:		Net Income (7) ( in millions )
					Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)

2024	$11,006,328	$10,859,081	$5,619,981	$5,608,215	$400	$133	$2,778

2023	9,961,303	9,565,064	5,201,280	5,033,984	268	97	11,466

2022	8,031,975	8,086,666	6,460,948	5,993,030	144	98	1,098

2021	5,629,478	5,623,548	2,868,125	2,889,582	157	124	547

2020	4,436,450	3,904,039	2,397,694	2,110,228	108	90	492
(1)
For each year, reflects the total compensation amount reported for our Chief Executive Officer (our “PEO”), Frank B. Holding, Jr., in the “Total” column of our Summary Compensation Table that appears under the heading “EXECUTIVE COMPENSATION” in our proxy statement for that year.

(2)
For each year, reflects the amount of “Compensation Actually Paid” to our Chief Executive Officer, Frank B. Holding, Jr., as computed in accordance with Item 402(v) of Regulation
S-K.
“Compensation Actually Paid” is calculated solely for purposes of required disclosures under Item 402(v) and does not reflect the actual amount of compensation earned by or paid to Mr. Holding for each year. In accordance with Item 402(v), the following adjustments were made to Mr. Holding’s total compensation as presented in the Summary Compensation Table for each year to calculate “Compensation Actually Paid.” No equity awards have been granted to Mr. Holding and, as a result, the table below reflects no equity award adjustments.

Year	Reported Summary Compensation Table Total for PEO	Reported Change in Actuarial Present Value of Pension Benefits (a)	Pension Benefit Adjustments (b)	Compensation Actually Paid to PEO

2024	$11,006,328	$(191,869)	$44,622	$10,859,081

2023	9,961,303	(429,578)	33,339	9,565,064

2022	8,031,975	-0-	54,691	8,086,666

2021	5,629,478	(60,063)	54,133	5,623,548

2020	4,436,450	(581,100)	48,690	3,904,039
(a)
Reflects subtraction of the net aggregate change in the actuarial present value of Mr. Holding’s accumulated benefits under all defined benefit and actuarial pension plans as reported for him in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for each year. For 2022, the amount of the net change was a negative amount and, in accordance with the SEC’s disclosure rules, is shown as
$-0-.

(b)
Reflects addition of annual “service cost,” which is the actuarially determined present value of Mr. Holding’s benefit under FCB’s defined benefit pension plan attributable to services he rendered during each year. There were no amendments to defined benefit or actuarial plans during 2024, 2023, 2022, 2021, or 2020 that resulted in service costs for prior years.

(3)
For each year, reflects the average of the total compensation amounts reported for our other NEOs as a group (excluding Mr. Holding) in the “Total” column of the Summary Compensation Table in our proxy statement for that year. Our other NEOs included for purposes of calculating the average amount for each of 2024, 2023, 2022, 2021, and 2020 are: Craig L. Nix, Hope H. Bryant, and Peter M. Bristow. In addition, our other NEOs included Lorie K. Rupp for 2024, 2023, and 2021, Ellen R. Alemany for 2022, and Jeffery L. Ward for 2020. The average total compensation of our other NEOs for 2022 was higher than in 2024, 2023, 2021, and 2020 primarily as a result of the compensation paid to Mrs. Alemany for 2022, following the CIT Merger, under the terms of her employment agreement, and the Restricted Stock Units (“RSUs”) deemed to have been granted to her during 2022 upon the conversion into RSUs covering our Class A Common of equity awards previously granted to her by CIT.

(4)
For each year, reflects the average of the amounts of “Compensation Actually Paid” to the other NEOs as a group (excluding Mr. Holding), as computed in accordance with Item 402(v) of Regulation
S-K.
The names of each of the other NEOs included for purposes of calculating the average amount for each of 2024, 2023, 2022, 2021, and 2020 are: Craig L. Nix, Hope H. Bryant, and Peter M. Bristow. In addition, our other NEOs included Lorie K. Rupp for 2024, 2023, and 2021, Ellen R. Alemany for 2022, and Jeffery L. Ward for 2020. “Compensation Actually Paid” is calculated using the same methodology described in Footnote 2. The average “Compensation Actually Paid” to our other NEOs for 2022 was higher than in 2024, 2023, 2021 and 2020, primarily as a result of the compensation paid to Mrs. Alemany for 2022 as described in Footnote 3 above. In accordance with the requirements of Item 402(v), the following adjustments were made to average total compensation of the other NEOs as a group for each year to determine the “Compensation Actually Paid.”

2025 Annual Proxy Statement	67

Pay Versus Performance

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards (a)	Average Equity Award Adjustments (b)	Average Reported Change in Actuarial Present Value of Pension Benefits (c)	Average Pension Benefit Adjustments (d)	Average Compensation Actually Paid to Non-PEO NEOs

2024	$5,619,981	$-0-	$-0-	$(47,508)	$35,742	$5,608,215

2023	5,201,280	-0-	-0-	(197,578)	30,283	5,033,984

2022	6,460,948	(659,436)	148,923	-0-	42,596	5,993,030

2021	2,868,125	-0-	-0-	(21,516)	42,973	2,889,582

2020	2,397,694	-0-	-0-	(323,938)	36,472	2,110,228
(a)
For 2022, reflects subtraction of the average for our other NEOs as a group (excluding Mr. Holding) of the fair value, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, of equity awards granted during that year. The RSUs deemed to have been granted to Mrs. Alemany during 2022 upon conversion of an equity award previously granted to her by CIT is the only equity award that is deemed to have been granted to any of our NEOs during 2024, 2023, 2022, 2021, or 2020.

(b)
Reflects the addition of a net average amount of equity award adjustments for 2022, which was the only year in which equity awards were outstanding. The amounts added in calculating the total average equity award adjustments for 2022 are listed in the following table. As described in footnotes to the table, Mrs. Alemany is the only NEO who held any equity awards during any year shown in the table. Amounts listed are averages for our four NEOs as a group, excluding Mr. Holding, based on equity awards held only by Mrs. Alemany.

Year	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in 2022 (A)	Average Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Year (B)	Average Change in Fair Value as of End of the Year in Outstanding Equity Awards Granted in Prior Year (C)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (D)	Total Average Equity Award Adjustments

2022	$581,662	$(84,710)	$(348,030)	$-0-	$148,923
(A)
Reflects the average for our NEOs as a group (excluding Mr. Holding) based on the fair value as of its vesting date of one equity award previously granted by CIT to Mrs. Alemany which was modified when it was converted into RSUs covering shares of our Class A Common upon consummation of the CIT Merger. As a result of the modification, that award is deemed to have been granted by us during 2022.

(B)
Reflects subtraction of an average for our NEOs as a group (excluding Mr. Holding) based on the change (which was a decrease) in the fair value between consummation of the CIT Merger on January 3, 2022, and the partial vesting dates during 2022 of three equity awards previously granted by CIT to Mrs. Alemany which were converted into RSUs covering shares of our Class A Common upon consummation of the CIT Merger. The converted CIT equity awards were granted by CIT in prior years, and the RSUs into which they were converted are not considered to have been granted by us during 2022 because the terms of the awards were not modified.

(C)
Reflects subtraction of an average for our NEOs as a group (excluding Mr. Holding) based on the change (which was a decrease) in the fair value between consummation of the CIT Merger on January 3, 2022, and December 31, 2022, of the unvested portion of four equity awards previously granted by CIT to Mrs. Alemany which were converted into RSUs covering shares of our Class A Common upon consummation of the merger. The converted CIT equity awards were granted by CIT in prior years and the RSUs into which they were converted are not considered to have been granted by us during 2022 because the terms of the awards were not modified.

(D)
All dividends accrued on unvested shares covered by Mrs. Alemany’s RSUs during 2022 were included in total compensation in the 2022 Summary Compensation Table. As a result, no separate adjustment for them is made in the determination of average “Compensation Actually Paid” to the other NEOs.

(c)
Reflects subtraction of the average net aggregate change in the actuarial present value of the accumulated benefits of the other NEOs as a group (excluding Mr. Holding) under all defined benefit and actuarial pension plans as reported for them in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for each applicable year. For 2022, the average net amount of the change was a negative amount and, in accordance with the SEC’s disclosure rules, is shown as
$-0-.

(d)
Reflects addition of the average annual “service cost,” which is the average of the actuarially determined present values of the benefits of the other NEOs as a group (excluding Mr. Holding) under defined benefit plans attributable to services they rendered during each applicable year. There were no amendments to defined benefit or actuarial plans during 2024, 2023, 2022, 2021, or 2020 that resulted in service costs for prior years.

(5)
“Total Shareholder Return” (“Company TSR”) represents our cumulative total stockholder return during each measurement period and is calculated by dividing the sum of (i) the difference between the share price of our Class A Common at the end and the beginning of the measurement period, plus (ii) the cumulative amount of dividends paid on our Class A Common for the measurement period, assuming dividend reinvestment, by the share price of our Class A Common at the beginning of the measurement period. Each amount assumes that $100 was invested in our Class A Common on December 31, 2019, and dividends were reinvested for additional shares.

(6)
“Peer Group Total Shareholder Return” (“Peer Group TSR”) represents the cumulative total stockholder return during each measurement period for the KBW Nasdaq Bank Total Return Index, which includes banking stocks representing large U.S. national money centers, regional banks and thrift institutions. Each amount assumes that $100 was invested on December 31, 2019, and dividends were reinvested for additional shares.

(7)	Reflects the dollar amount of net income reported in our audited consolidated financial statements for the applicable year.

68	2025 Annual Proxy Statement

Pay Versus Performance

Financial Performance Measures.
As described in greater detail under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” our executive compensation program reflects a pay-for-performance
philosophy. We attempt to reward sustained long-term performance, align executive compensation with our strategic plan, and build the long-term value of our company and our stockholders’ investments. As described further below, we use our TBV+D Growth Rate (a three-year financial performance measure) to link a significant portion of the compensation paid to our NEOs to company performance. However, guidance issued by the Staff of the SEC’s Division of Corporation Finance states that companies may not designate a multi-year financial performance measure as their “Company-Selected Measure” in their “Pay Versus Performance” disclosures. For that reason, and because we did not use any one-year
or other short-term financial measures to link “Compensation Actually Paid” to our NEOs for 2024 to company performance, we have not included a “Company-Selected Measure” in the Pay Versus Performance table above, nor have we included TBV+D Growth Rate or any other financial performance measure in a list of measures used to link 2024 compensation to company performance.
The central objective of our strategic plan is to build the long-term value of our company and our stockholders’ investments. Our CNG Committee believes growth in tangible book value per share is a key driver of long-term value, and the performance objectives the Committee sets for awards granted each year under our LTIP, from which our NEOs derive a substantial portion of their annual compensation, are based on our TBV+D Growth Rate. Our TBV+D Growth Rate measures growth in the tangible book value, plus cumulative dividends paid, on our common stock over the preceding three years (subject to certain adjustments the Committee has discretion to make), and our TBV+D Growth Rate for 2022 through 2024 determined the payments for LTIP awards for the 2022-2024 plan Performance Period disclosed in the Summary Compensation Table above, which were a significant portion of NEO compensation for 2024. As a result, a substantial portion of compensation paid to our NEOs for 2024 was based on our TBV+D Growth Rate for 2022 through 2024 and, therefore, was linked to sustained company performance. The way we use and calculate the TBV+D Growth Rate (including adjustments made in the calculation) is described in more detail under the heading “COMPENSATION DISCUSSION AND ANALYSIS.”
Our “Financial True North” measures include our net income, loan and deposit growth, noninterest income and expense, and net originated loan charge-offs for each year. They are one-year
measures and are considered by the CNG Committee generally, and collectively rather than as individual measures of company performance, in its annual performance evaluation of our Chief Executive Officer and in its consideration of our executive officers’ compensation for the following year. However, those measures were not used to link “Compensation Actually Paid” for 2024 or any other year to company performance.
Analysis of the Information Presented in the Pay Versus Performance Table.
As described in more detail under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” our executive compensation program reflects a variable pay-for-performance
philosophy. We generally seek to incentivize long-term performance and do not specifically align annual performance measures with “Compensation Actually Paid” (as computed in accordance with Item 402(v) of Regulation
S-K)
for a particular year. In accordance with Item 402(v) of Regulation
S-K,
we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

2025 Annual Proxy Statement	69

Pay Versus Performance

The following graph compares, for each of 2024, 2023, 2022, 2021, and 2020, the “Compensation Actually Paid” to our Chief Executive Officer, and the average “Compensation Actually Paid” to our other NEOs, for each of those years to the Company TSR and Peer Group TSR over those years. As illustrated by the graph, the amount of “Compensation Actually Paid” to Mr. Holding and the average amount of “Compensation Actually Paid” to our other NEOs as a group (excluding Mr. Holding) for each year are generally aligned with our Company TSR over the five years presented in the graph, and our Company TSR compares favorably to the Peer Group TSR over that period. However, both our Company TSR and the Peer Group TSR for 2022 were negatively affected by the general market decline in stock prices during 2022.
COMPENSATION ACTUALLY PAID (CAP) VS. COMPANY TSR AND PEER GROUP TSR

The following graph compares, for each of 2024, 2023, 2022, 2021, and 2020, the “Compensation Actually Paid” to our Chief Executive Officer, and the average “Compensation Actually Paid” to our other NEOs, for each of those years to our net income as reported in our audited financial statements for each year. While net income is one of the measures included in our “Financial True North” metrics, we do not use it alone as a performance measure in the overall executive compensation program. However, net income is a substantial component of annual increases in tangible book value and, accordingly, it is a factor in our TBV+D Growth Rate. Net income has increased during the four years covered by the graph, and it increased significantly for 2023 due primarily to the nonrecurring impact of the SVB Acquisition effective on March 27, 2023. For 2024, the year following recognition of the impact of the SVB Acquisition, net income returned to a more normal level but, at $2.8 billion, represented a significant increase over net income of $1.1 billion for 2022, the year before the SVB Acquisition. As illustrated by the graph, the amount of “Compensation Actually Paid” to Mr. Holding and the average amount of “Compensation Actually Paid” to our other NEOs as a group (excluding Mr. Holding) for each year are generally aligned with increases in our net income over the four years presented in the graph.
COMPENSATION ACTUALLY PAID (CAP) VS. NET INCOME

70	2025 Annual Proxy Statement

Director Compensation

DIRECTOR COMPENSATION

2024 Compensation. The following table lists compensation paid to our non-associate directors during 2024 as compensation for their services as members of the Boards and committees of the Boards for their one-year terms of office following our 2024 Annual Meeting.

2024 DIRECTOR COMPENSATION

Name (1)	Fees Earned or Paid in Cash (3)	All Other Compensation (2)(4)	Total

Ellen R. Alemany (2)	$365,650	$13,084,896	$13,450,546

John M. Alexander, Jr.	277,500	-0-	277,500

Victor E. Bell III	270,000	-0-	270,000

Michael A. Carpenter	290,000	-0-	290,000

H. Lee Durham, Jr.	357,500	-0-	357,500

Dr. Eugene Flood, Jr.	297,000	-0-	297,000

Robert R. Hoppe	330,000	-0-	330,000

David G. Leitch	375,328	-0-	375,328

Robert E. Mason IV	288,000	-0-	288,000

Robert T. Newcomb	385,000	-0-	385,000

R. Mattox Snow III	-0-	-0-	-0-
(1)

Mr. Holding, Mrs. Bryant, and Mr. Bristow are not listed in the table. Each of them served as a director for 2024, but, as reflected in the Summary Compensation Table, each was compensated as an associate of FCB and received no additional compensation for services as a director. Mr. Snow was appointed as a director effective January 2, 2025, and did not serve or receive compensation as a director during 2024. Compensation will be paid for his services as a director during 2025 on the same basis as other outside directors, including a pro rata amount for his services between his appointment as a director and the date of the Annual Meeting.

(2)

Mrs. Alemany was an associate of FCB for four days during 2024. Her compensation as an associate is listed in the “All Other Compensation” column and is described in the narrative discussion below. Her employment ended on January 4, 2024, and during 2024 she received compensation for her services as a director on the same basis as other outside directors, including fees for her one-year term of office following the 2024 Annual Meeting and payment of a pro rata portion of annual fees for her services between the termination of her employment and the date of the 2024 Annual Meeting.

(3)

Amounts include the aggregate amounts of compensation paid (all of which was paid during 2024) to outside directors for services as directors, committee chairs, and in other Board positions for their one-year terms of office following our 2024 Annual Meeting. Mr. Leitch’s total fees include, in addition to fees for his one-year term of office following the 2024 Annual Meeting, a prorated amount for his service during the time between his appointment as a director effective January 1, 2024, and the date of the 2024 Annual Meeting.

(4)

From time to time our directors may receive or be deemed to have received personal benefits from FCB, including business travel and accident insurance coverage under the same policy that covers all of our and FCB’s officers and associates. We believe FCB’s aggregate incremental cost associated with personal benefits received during 2024 by each of our directors listed in the table did not exceed $10,000 and, for that reason, no amount for personal benefits is included for any of them in the “All Other Compensation” column in the table above. Our directors are also (i) covered by a directors and officers liability insurance policy provided by FCB, and (ii) reimbursed for their expenses in attending board and committee meetings and industry and professional development events related to their duties and for their memberships in the National Association of Corporate Directors. In addition, from time to time, non-profit or charitable organizations affiliated with one or more of our directors may be permitted to use FCB’s facilities and resources for meetings of their boards or other managing bodies. We do not consider those to be perquisites.

2025 Annual Proxy Statement	71

Director Compensation

Schedules of Directors’ Fees. The following table describes our standard schedule of fees under which compensation was paid to non-associate directors for their services during their one-year terms of office following our 2024 Annual Meeting, and the schedule of fees approved by the Boards under which directors will be paid during their one-year terms of office following the Annual Meeting which is unchanged from the previous year.

Description (1)	Amount
	2024	2025

Annual retainer paid to each director	$270,000	$270,000

Annual retainer paid to the chairperson of our CNG Committee	40,000	40,000

Annual retainer paid to the chairperson of our Risk Committee	40,000	40,000

Annual retainer paid to the chairperson of our Audit Committee	40,000	40,000

Annual retainer paid to the chairperson of FCB’s Trust Committee	7,500	7,500

Annual retainer paid to our Audit Committee Financial Expert	27,500	27,500

Annual retainer paid to our Lead Independent Director	45,000	45,000

Retainer paid to participants in director working groups	(2)	(2)
(1)

Neither fee schedule contemplates the payment of fees for attendance at meetings of the Boards or committees of the Boards. However, the Boards’ approval of each fee schedule provides that, in the event of a substantial increase in the frequency of meetings, including the calling of special meetings, or the appointment of a special committee, the CNG Committee could recommend, for approval by the Boards, the payment of additional compensation in consideration for the additional time demands placed on directors.

(2)

The Boards may, from time to time, appoint working groups of directors to focus on special projects or significant initiatives, including integration and optimization, transition to large bank risk management, technology and operations, or other oversight matters. Directors appointed to such a working group are paid a monthly retainer of $3,000 for service as a working group chairperson, $2,500 for service as a vice-chairperson (if any), and $2,000 for other working group participants.

The separate annual retainers paid to chairpersons of the various committees, to the Audit Committee Financial Expert, to the Lead Independent Director, and to participants in director working groups, are in recognition of the additional time, duties, and responsibilities required by those positions.

In maintaining the same retainer amounts in the 2025 fee schedule, the CNG Committee’s recommendation to the Boards, and the Boards’ approval, took into account our compensation philosophy, the Board composition and fees paid to directors of comparable financial institutions, advice from Pay Governance on boardroom pay practices, and the time commitment and scope of duties and responsibilities of our directors. Compensation paid to our directors is in the form of cash, and we have no plans under which stock options or grants or other equity awards are made to directors.

Ellen R. Alemany “Other Compensation.” Concurrent with the execution of our merger agreement with CIT on October 15, 2020, we agreed to employ CIT’s then current Chairwoman and Chief Executive Officer, Ellen R. Alemany, and we entered into a two-year employment agreement with her, effective upon consummation of the CIT Merger. Mrs. Alemany’s agreement and the term of her employment began when the merger became effective on January 3, 2022. The term of her employment agreement, and her employment with FCB, ended on January 4, 2024.

The employment agreement provided for annual base salary of $1,000,000 and, in lieu of participation in our LTIP, a guaranteed annual bonus of $6,850,000 at the conclusion of each 12-month period during the term. Additionally, by virtue of having worked through the second anniversary of consummation of the merger, Mrs. Alemany became eligible to receive a retention bonus of $13 million which was paid in a lump sum during July 2024, conditioned upon her execution of a release of all claims. The retention bonus was paid in lieu of any amounts she would have been entitled to receive upon any qualifying termination of employment under the CIT Employee Severance Plan or any other severance arrangements with CIT or FCB.

During 2022 following the merger, Mrs. Alemany served as our and FCB’s Vice Chairwoman, reporting to our Chairman and Chief Executive Officer, and served on the Boards, with duties related to the transition and integration of CIT’s and FCB’s businesses. Effective December 31, 2022, Mrs. Alemany ceased to serve as Vice Chairwoman and as an executive officer. During 2023, in addition to her role as a director, she was an employee of FCB and Special Advisor to our Chairman and Chief Executive Officer. Following the end of her employment on January 4, 2024, she continued to serve as a director and has been nominated for reelection at the Annual Meeting.

While employed by FCB, Mrs. Alemany was eligible for benefits from FCB on the same basis as other former employees of CIT, and vacation, holiday, and personal leave in accordance with FCB’s plans and policies that apply to all of its associates. Additionally, consistent with the employment agreement, during 2022 and 2023 FCB provided Mrs. Alemany with first-class business air travel arrangements for her business-related travel.

72	2025 Annual Proxy Statement

Director Compensation

Upon consummation of the CIT Merger, Mrs. Alemany held unvested stock awards previously granted by CIT covering an aggregate of 323,827 shares of CIT’s common stock which, in the same manner as all other CIT stock awards held by CIT’s other officers, were converted into RSUs covering an aggregate of 20,080 shares of our Class A Common and having the same terms as the converted CIT awards, with the exception of performance-based conditions that applied to one CIT stock award which, pursuant to the terms of the merger agreement, were considered to have been satisfied at the time of the merger. All RSUs would vest over time in accordance with the terms of the converted CIT awards. With the conclusion of her employment, the last of her unvested RSUs became vested and were settled during July 2024.

The following table describes Mrs. Alemany’s compensation received as an employee of FCB for 2024.

Salary	Retention Bonus (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total

$ 53,846	$ 13,000,000	$ -0-	$ -0-	$ 31,050	$ 13,084,896
(1)

Includes a retention bonus paid by FCB during July 2024 pursuant to the terms of Mrs. Alemany’s employment agreement, as described in the narrative above the table, which was conditioned on her execution of a release of all claims.

(2)	Includes $20,700 in matching contributions, and a $10,350 profit sharing contribution, made by FCB to Mrs. Alemany’s FCB 401(k) Plan account for 2024.

2025 Annual Proxy Statement	73

Transactions with Related Persons

TRANSACTIONS WITH RELATED PERSONS

Our Policy

The Boards have adopted a written Corporate Compliance Policy under which our Audit Committee, on an ongoing basis and in accordance with standards that support the policy, reviews and approves or ratifies certain transactions, arrangements, or relationships in which we or FCB, or any of our or FCB’s subsidiaries, are a participant and in which any of our “related persons” has a material interest. Our related persons include our directors, nominees for election as directors, executive officers, beneficial owners of more than 5% of a class of our voting stock, and members of the immediate family of any of the foregoing. In its review, the policy provides that the Committee considers relevant factors, including, among other things, whether the transaction has been or will be agreed to or engaged in on an arm’s-length basis and is or will be on terms that are fair and reasonable to us or FCB.

Except as described below, the policy covers transactions, arrangements, or relationships, or any series of transactions, arrangements, or relationships, including charitable contributions or gifts, in which we or FCB, or any of our or FCB’s subsidiaries, are or will be a participant and in which the dollar amount involved exceeds or will exceed an aggregate of $120,000 (including all periodic installments in the case of any agreement which provides for periodic payments) and in which one of our related persons has or will have a direct or indirect material interest (in general, transactions that are required to be disclosed under rules of the SEC).

The policy does not require approval or ratification by the Committee with respect to loans made by FCB in the ordinary course of its business, made on substantially the same terms as those prevailing at the time for comparable loans with persons unrelated to us or FCB, that did not involve more than a normal risk of collectability or present other unfavorable features, and that are not disclosed as past due, nonaccrual or troubled debt restructurings in our consolidated financial statements. The policy also generally does not require approval or ratification by the Committee with respect to transactions, arrangements or relationships that are not required to be disclosed under rules of the SEC, including compensation paid to our executive officers or directors that meets certain other criteria set forth in those rules, as well as transactions involving services as a depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

Related Person Transactions Since January 1, 2024

FCB has had, and expects to have in the future, banking transactions, including loans, in the ordinary course of its business with certain of its and our current directors, nominees for director, executive officers, principal stockholders, their affiliates, and our other related persons. All of our loans to related persons or in which they had a material interest since January 1, 2024 were made in the ordinary course of FCB’s business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time the loans were made for comparable transactions with persons not related to us or FCB, and did not involve more than the normal risk of collectability or present other unfavorable features.

FCB engages in the transactions described below with The Fidelity Bank (“Fidelity”) and Southern Bank and Trust Company (“Southern”). Hope H. Bryant, our Vice Chairwoman, and Olivia B. Holding serve as directors of Fidelity, Southern, and their respective parent companies, Southern BancShares (N.C.), Inc. and Fidelity BancShares (N.C.), Inc. Mrs. Bryant and Ms. Holding are siblings of our Chief Executive Officer, Frank B. Holding, Jr., and they, as well as Mr. Holding and their other siblings, Carson H. Brice and Claire H. Bristow, are each a principal stockholder listed under the caption “Principal Stockholders” below, as well as a principal stockholder of the parent companies of Southern and, with the exception of Mrs. Bryant, of Fidelity. In addition, certain of their immediate family members directly or indirectly hold an interest in those parent companies. As a result, we consider transactions with Fidelity and Southern to be covered by our Corporate Compliance Policy and related standards. Transactions since January 1, 2024 include:

●

Wealth Services. FCB provides trustee, investment management and/or investment advisory services for the pension and Section 401(k) plans for Fidelity and Southern, as well as investment management services for an account of Fidelity (collectively, the “Wealth Services”). The Wealth Services are provided on a non-preferential basis. Amounts billed for the Wealth Services provided to Fidelity and Southern during 2024 totaled $236,082 and $478,060, respectively. The agreements for the Wealth Services do not provide for a minimum term and generally provide that they may be terminated upon 30 days’ notice from either party.

●

Southern Customer Credit Cards. FCB issues credit cards to Southern’s customers through a white label credit card program under which extensions of credit are made by FCB to those customers. FCB sets the terms of the cards, including fees and interest rates. FCB pays Southern a program fee, comprised of a per card fee that is based on card type plus an amount that varies based on purchase volume and the number of active credit accounts. FCB paid Southern a total program fee of $223,955 for 2024. FCB may require Southern to pay the costs of certain card benefits under the program. FCB underwrites and makes

74	2025 Annual Proxy Statement

Transactions with Related Persons

credit decisions with respect to the program, except that Southern may override credit decisions by FCB (“Override Accounts”). Override Accounts are fully collateralized by certain assets of Southern and FCB may set off any losses with respect to the Override Accounts against program fees up to $600,000 (the “Setoff Limit”). During 2024, the Audit Committee approved an increase in the Setoff Limit from $300,000 to its current level. There was no set off for 2024. FCB received an aggregate of $1,566,458 in interest, late charges, and transaction fees under the program for 2024. The program agreement generally provides for successive one-year terms unless terminated upon 180 days’ notice from either party prior to the end of the current term or otherwise in accordance with the agreement. Upon termination or a decision by FCB to transfer substantially all of its credit card portfolio, Southern may elect to purchase the credit card accounts based on a then-current market valuation. In addition, upon termination, FCB may require Southern to purchase all Override Accounts at a price determined in good faith by the parties. Southern has proposed to purchase the credit card accounts from FCB and an agreement is being discussed, but no transaction terms have been agreed upon.

●

Southern Purchasing Cards. FCB issues purchasing cards for the account of Southern. Under the purchasing card program, Southern, or its employees or other persons designated by Southern, are issued cards with an aggregate credit limit of up to $1 million (the “PCard Credit Limit”) that may be used for business purposes. Southern is responsible for amounts borrowed under the program, which are fully collateralized by certain assets of Southern. The terms of the cards, including fees, are set by the agreement between FCB and Southern but are subject to change by FCB upon 60 days’ notice if an external event materially changes costs or revenue. Under the agreement, and consistent with purchasing card programs FCB provides to other business customers, the outstanding balance of the cards is payable monthly and no interest is charged, but a late fee of 0.25% (up to $500 per card) is assessed for any overdue amount. FCB pays Southern a revenue share rebate if annual net purchase volume exceeds $1 million. If payable, the rebate is equal to the annual net purchase volume multiplied by a percentage that varies based on that volume, other than certain transactions that have no rebate or a reduced, fixed rebate percentage. There was no rebate for 2024. The highest aggregate month-end balance owed on the purchasing card accounts during 2024 was $134,314, the aggregate outstanding balance owed on the accounts on February 28, 2025 was $131,071, and FCB received an aggregate of $26,319 in transaction fees and late charges under the program for 2024. The program agreement provides for a term of three years ending in 2027, and then successive one-year terms thereafter unless terminated upon 60 days’ notice from either party or otherwise in accordance with the agreement. During 2024, the Audit Committee approved a reduction in the PCard Credit Limit from $2 million to its current level.

FCB leases excess space in one of its branches to Twin States Farming, Inc. on a month-to-month basis. Mrs. Bryant and Ms. Holding are officers and directors of the lessee, and substantially all of the lessee’s capital stock is owned by them and Mr. Holding, Mrs. Brice, and Mrs. Bristow. The monthly rental rate increases annually by 2.5% beginning on September 1 of each year, other than every fifth year when it is adjusted pursuant to a third-party assessment of fair market rental rate. As of September 1, 2024, monthly rental payments to FCB were $2,366, up from $1,806, following the scheduled third-party fair market assessment, and for 2024 totaled $23,908. Either FCB or the lessee may terminate the lease upon 30 days’ notice. During 2024, the Audit Committee approved the adjusted monthly rate for the lease applicable for a new five-year period. We believe the terms of the lease are no less favorable to FCB than would have been available to FCB in a lease with an unrelated lessee.

In disposing of surplus and foreclosed properties it holds in its various banking markets across the country, FCB regularly lists properties for sale with a number of real estate brokerage firms. During 2024, through Lee & Associates, a national brokerage firm with an office in Raleigh, N.C., FCB had eight properties for sale (four of which were listed in 2024) located in North Carolina and Virginia for prices estimated to range between approximately $339,000 to $2.8 million, one of which has sold as of February 28, 2025. The agreed commission rate with Lee & Associates for these listings was 6% of the sales price. For the property that was sold, the sales price was approximately $1.2 million and FCB paid sales commissions of $74,220 to Lee & Associates. In addition, an engagement with Lee & Associates is contemplated for the potential purchase of a property located in North Carolina with a price that could reach or exceed $20.0 million. The expected commission rate for this engagement is 1% of the purchase price. This property has not been purchased as of February 28, 2025. The broker at Lee & Associates for each of the transactions was James Bailey, who is Mr. Holding’s son-in-law. We believe the terms of FCB’s transactions through Lee & Associates, including its brokerage agreements and commissions, are no less favorable to FCB than the terms of its transactions and agreements for the listing and sale or purchase of properties through, or that would have been available to FCB with, other unrelated brokers.

FCB leases real estate used as a branch banking office from a company controlled by Ely Perry, who is Mr. Holding’s brother-in-law. The current term of the lease is effective until June 2028 at a monthly rate of $4,679. FCB made lease payments during 2024 totaling $56,144 plus variable costs of $2,815. Our Audit Committee has approved the lease. We believe the terms of the lease are no less favorable to FCB than would have been available to FCB in a lease with an unrelated lessor.

2025 Annual Proxy Statement	75

Transactions with Related Persons

During 2024, we and FCB obtained professional services from Forvis Mazars, LLP (“Forvis Mazars”). R. Mattox Snow III, who has been our director since January 2, 2025, is a partner of Forvis Mazars and has served as Chairman of the Governing Board of Forvis Mazars since June 2022. Mr. Snow is expected to retire from Forvis Mazars and the related board positions in May 2025. Total fees paid to Forvis Mazars for services it provided to us or one or more of our subsidiaries during 2024 were $369,204. During 2025, Forvis Mazars has not provided, and will not provide, any services to us or our subsidiaries while Mr. Snow is our director and concurrently holds positions with Forvis Mazars.

We may, in the ordinary course of our business, engage in transactions with BlackRock, Inc. (together with its affiliates, “BlackRock”) or The Vanguard Group (“Vanguard”), or their subsidiaries or affiliates, including selling their products to our clients or placing our clients’ assets in their funds. BlackRock and Vanguard are each principal stockholders listed under the caption “Principal Stockholders” below. During 2024, we paid Blackrock approximately $4.4 million in fees for the use of, and services and consulting furnished in connection with, a risk and portfolio management system. We also receive service and revenue-sharing fees from BlackRock in connection with our clients’ investments in certain BlackRock funds, which totaled approximately $17.4 million in 2024, and an agreement is proposed to share additional fee revenue. The Audit Committee has approved these transactions.

Certain immediate family members of our and FCB’s directors and executive officers also are employed by FCB in non-executive officer positions. Information regarding the current employment of their immediate family members whose total compensation for services during 2024 exceeded, or whose compensation for services during 2025 may exceed, $120,000 is contained in the following table. Information regarding the current employment of an additional immediate family member is contained under the caption “EXECUTIVE COMPENSATION — Compensation Committee Interlocks and Insider Participation.”

Name	Position	Relationship	2024 Compensation (1)

Perry H. Bailey	Director of Premier Client Solutions	Daughter of Frank B. Holding, Jr.	$ 295,428

Peter M. Bristow, Jr.	M&A Corporate Development Officer	Son of Peter M. Bristow and Claire H. Bristow	81,632

John Patrick Connell	Sales Manager	Son of Hope H. Bryant	184,717

H. Collier Connell	Manager Direct Business Solutions	Son of Hope H. Bryant	184,612

Lewis R. Holding II	Manager Business Banking Target	Son of Frank B. Holding, Jr.	202,093

Joseph L. Ward	Commercial Banker	Brother of our executive officer, Jeffery L. Ward	263,285

Caroline E. Ward	Manager Financial Analysis	Daughter of our executive officer, Jeffery L. Ward	160,062
(1)

Amounts reflect aggregate compensation paid to each individual for services during 2024, including salary, incentive and other compensation, and FCB’s contributions to their 401(k) Plan accounts, but excluding other normal benefits provided on the same terms to all associates.

We believe the terms of each family member’s employment, including compensation, are commensurate with their experience, responsibilities, and performance in their positions, that their incentive opportunities are the same as those provided to other associates in similar positions, and that their employee benefits are the same as those provided on the same terms to all other associates. Each family member’s compensation is set each year through FCB’s normal evaluation and merit increase process. Our Audit Committee reviewed and approved the terms of FCB’s employment relationship (including his or her 2024 compensation) with each individual named or referenced above and will continue to do so annually.

76	2025 Annual Proxy Statement

Beneficial Ownership of Our Equity Securities

BENEFICIAL OWNERSHIP OF OUR EQUITY SECURITIES

Directors and Executive Officers

The following table describes the beneficial ownership of shares of our voting Class A Common and Class B Common, our nonvoting depositary shares (“Depositary Shares”), each representing a 1/40th interest in a share of our 5.375% Non-Cumulative Perpetual Preferred Stock, Series A, and our nonvoting 5.625% Non-Cumulative Perpetual Preferred Stock, Series C (“Series C Preferred”), on the Record Date, by our current directors, nominees for election as directors, and our NEOs whose compensation is disclosed in the Summary Compensation Table above, individually, and by all of our current directors and executive officers as a group. We are not aware that any of our directors or executive officers beneficially own any shares of our nonvoting Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B. For purposes of the table, we consider a director or executive officer to “beneficially own” shares held in his or her name, or in the name of any other person or entity, if the director or officer either directly, or indirectly through some agreement, arrangement, understanding, or relationship, has or shares the right to vote or dispose of the shares, or to direct the voting or disposition of the shares. As a result, the same shares may be “beneficially owned” by more than one person. As described in footnotes to the table, portions of the shares listed as beneficially owned by certain of the directors and executive officers in the table also are listed as beneficially owned by others named in the table. However, those shares are only counted once in the total numbers of shares beneficially owned by all directors and executive officers as a group.

	Beneficial Ownership
	Class A Common			Class B Common			Depositary Shares			Series C Preferred
Name of Beneficial Owner (1)	Number of Shares (2)		Percentage of Class (3)	Number of Shares (2)		Percentage of Class (3)	Number of Shares (2)		Percentage of Class (3)	Number of Shares (2)		Percentage Of Class (3)	Percentage of Total Votes (3)

DIRECTORS

Ellen R. Alemany	17,245	(4)	0.14%	-0-		—	-0-		—	30,000		0.38%	0.06%

John M. Alexander, Jr.	1,227	(5)	0.01%	68		0.01%	-0-		—	-0-		—	0.01%

Victor E. Bell III	6,900	(6)	0.06%	1,643	(6)	0.16%	-0-		—	-0-		—	0.12%

Peter M. Bristow	513,495	(7)	4.10%	111,439	(7)	11.09%	41,285	(7)	0.30%	-0-		—	8.03%

Hope H. Bryant	380,651	(8)	3.04%	58,741	(8)	5.84%	47,500	(8)	0.34%	-0-		—	4.62%

Michael A. Carpenter	2,215		0.02%	-0-		—	-0-		—	-0-		—	0.01%

H. Lee Durham, Jr.	700		0.01%	100		0.01%	3,000		0.02%	3,000	(9)	0.04%	0.01%

Dr. Eugene Flood, Jr.	20		*	-0-		—	-0-		—	-0-		—	*

Frank B. Holding, Jr.	604,916	(10)	4.83%	159,966	(10)	15.91%	35,500	(10)	0.26%	-0-		—	11.06%

Robert R. Hoppe	314		*	-0-		—	-0-		—	-0-		—	*

David G. Leitch	100		*	-0-		—	-0-		—	-0-		—	*

Robert E. Mason IV	350		*	200		0.02%	-0-		—	-0-		—	0.01%

Robert T. Newcomb	1,000		0.01%	-0-		—	6,000		0.04%	-0-		—	*

R. Mattox Snow III	100	(11)	*	-0-		—	-0-		—	-0-		—	*

OTHER NAMED EXECUTIVE OFFICERS

Craig L. Nix	1,124	(12)	0.01%	-0-		—	-0-		—	9,265		0.12%	*

Lorie K. Rupp	-0-		—	-0-		—	-0-		—	-0-		—	—

ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (21 PERSONS)	1,490,163	(13)	11.90%	295,432	(13)	29.39%	103,385	(13)	0.75%	42,265	(13)	0.53%	21.73%
(1)	Each individual’s business address is 4300 Six Forks Road, Raleigh, NC 27609.
(2)

Except as otherwise noted in the footnotes below, and to the best of our knowledge, individuals named and included in the group exercise sole voting (in the case of voting stock) and investment power with respect to all listed shares.

(3)

“Percentage of Class” reflects each individual’s and the group’s listed shares as a percentage of the total number of outstanding shares of that class of stock on the Record Date. “Percentage of Total Votes” reflects the aggregate votes represented by each individual’s and the group’s listed shares of Class A Common and Class B Common as a percentage of the aggregate votes represented by all outstanding shares of our voting securities on that date. Depositary Shares and Series C Preferred Stock do not have voting rights and do not affect the percentages of total votes. An asterisk indicates less than .01%.

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Beneficial Ownership of Our Equity Securities

(4)

Includes an aggregate of 8,909 shares of Class A Common as to which Mrs. Alemany may be considered to exercise shared voting and investment power, and 2,570 shares as to which Mrs. Alemany may be considered to exercise shared voting power only.

(5)	Includes 200 shares of Class A Common as to which Mr. Alexander may be considered to exercise shared voting and investment power.
(6)

Includes an aggregate of 6,483 shares of Class A Common and 1,643 shares of Class B Common held by various entities and as to which shares Mr. Bell may be considered to exercise shared voting and investment power.

(7)

Mr. Bristow’s beneficial ownership is described in the table and footnotes below under the caption “Principal Stockholders.” Information regarding pledges of shares beneficially owned by Mr. Bristow is contained below under the caption “Pledging Policy.”

(8)

Mrs. Bryant’s beneficial ownership is described in the table and footnotes below under the caption “Principal Stockholders.” Information regarding pledges of shares beneficially owned by Mrs. Bryant is contained below under the caption “Pledging Policy.”

(9)	Mr. Durham may be considered to exercise shared investment power as to all listed shares of Series C Preferred.
(10)

Mr. Holding’s beneficial ownership is described in the table and footnotes below under the caption “Principal Stockholders.” Information regarding pledges of shares beneficially owned by Mr. Holding is contained below under the caption “Pledging Policy.”

(11)	Includes 100 shares of Class A Common as to which Mr. Snow may be considered to exercise shared voting and investment power.
(12)

Includes 1,124 shares of Class A Common as to which Mr. Nix may be considered to exercise shared voting and investment power and 9,265 shares of Series C Preferred as to which he may be considered to exercise shared investment power.

(13)

In the aggregate, individuals included in the group may be considered to exercise shared voting and investment power as to 579,036 shares of Class A Common and 117,868 shares of Class B Common, sole voting power only with respect to 7,498 shares of Class A Common and 333 Class B Common, shared voting power only with respect to 2,570 shares of Class A Common, and shared investment power only as to 82,385 Depositary Shares and 12,265 shares of Series C Preferred. As described in the table and footnotes below under the caption “Principal Stockholders,” certain shares are included in the numbers of shares listed in the table above for each of Mrs. Bryant and Mr. Holding, but they are included only once in the total shares listed for the group.

Hedging Policy

Our Hedging and Pledging Policy prohibits our directors and executive officers from hedging any shares of our common stock. For purposes of the prohibition, a “hedge” means any financial instrument, derivative transaction or trading strategy designed to hedge or offset any decrease in the market value of our stock, such as a covered call, collar, prepaid variable forward sale contract, equity swap, exchange fund, or similar transaction. Similarly, our Insider Trading Policy prohibits other associates who we designate as “restricted persons” under the policy from hedging any shares of our stock.

Pledging Policy

General Prohibition on Pledging. Our Hedging and Pledging Policy generally prohibits any director or executive officer from pledging any shares of our common stock that he or she owns and controls. However, pledges that existed on the date the policy was originally adopted were “grandfathered” and those shares may continue to be pledged until they are finally released pursuant to those pledge arrangements (as those arrangements may be amended, extended or modified). However, the pledging policy provides that those grandfathered pledges be reviewed at least annually by our Audit Committee. Similarly, our Insider Trading Policy prohibits other associates who we designate as “restricted persons” under the policy from pledging any shares of our stock.

Criteria and Process for Granting Exceptions. The Hedging and Pledging Policy permits our Audit Committee to grant an exception to the pledging policy to a director or executive officer who desires to pledge shares of our common stock if the Committee determines to its satisfaction that the proposed pledge arrangement is not reasonably likely to pose a material risk to our company and the market for our common stock.

In making its determination on a request for an exception, the policy provides that the Committee shall consider factors that it considers relevant, which may include:

●	historical information regarding existing and prior pledging arrangements;

●	the number of pledged shares, including in relation to:

➢	the total number of outstanding shares of our common stock;

➢	the total number of shares held by the director or executive officer; and

➢	the director’s or executive officer’s total assets;

●	the market value, volatility, and trading volume of our common stock;

●	the financial capacity of the borrower to repay the loan without resort to the pledged stock;

●	the loan-to-value ratio in the proposed pledge arrangement;

●	the nature of any other collateral in the proposed pledge arrangement;

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●	the material terms of the proposed pledge arrangement; and

●	the procedural safeguards to foreclosure, such as notice periods and the ability to substitute collateral.

The policy requires a director or executive officer requesting an exception to submit the request in writing, with information addressing the factors listed above, and to supply any supporting documentation the Audit Committee requests. A request for an exception must be submitted with sufficient advance notice to enable the Committee to fully consider the request. No exceptions have been requested or approved by the Committee since the policy was first adopted.

No Pledging of Equity Compensation Shares. Our pledging policy prohibits the Audit Committee from approving an exception for a pledge of shares granted to a director or executive officer as compensation. In the past we have had no equity-based compensation plans under which directors or executive officers receive compensation in the form of shares of our common stock, but the prohibition would apply to any future grants. The policy also will apply to shares of our stock issued to Ellen R. Alemany, who currently serves as a director, upon the vesting of stock awards originally granted to her by CIT which we assumed and converted into RSUs covering shares of our Class A Common in connection with the CIT Merger.

Monitoring of Pledging Arrangements. The policy provides that the Audit Committee will review all outstanding pledging arrangements annually (or more frequently where circumstances warrant). As of the Record Date, the only outstanding pledging arrangements are the grandfathered pledges listed in the table below.

If the Audit Committee determines, based on any new facts or changed circumstances, that the continuation of any pledge arrangement established through an exception to the policy (which does not include the grandfathered pledges) is reasonably likely to pose a material risk to us and the market for our common stock, then the Committee or its designee and the director or executive officer will work cooperatively (i) to modify the arrangement or take other action to mitigate or eliminate the risk, or (ii) where mitigation is not reasonably possible, to terminate the arrangement as soon as reasonably practicable.

Grandfathered Pledges Pose No Material Risk. The Audit Committee has reviewed all grandfathered pledge arrangements that existed as of December 31, 2024. Based on its review and analysis, the Committee concluded that the pre-existing grandfathered pledge arrangements of certain members of the Holding family who are directors and executive officers — Frank B. Holding, Jr., Hope H. Bryant, and Peter M. Bristow — are not reasonably likely to pose a material risk to our company or the market for our common stock. Specifically, the Committee concluded that the risk of foreclosure and a resulting forced sale of common stock on the market that would result in a sudden and immediate decline in our stock price is remote based on, among other factors, the number of shares pledged, the trading volume in our Class A Common, the net worth of the pledgors, and the fact that the loan-to-stock value ratio in each of the grandfathered pledges was and remains very low.

Audit Committee’s Rationale for the Policy. In formulating the policy and recommending it to the Board, the Audit Committee considered the ownership structure of our company, including the fact that members of the Holding family hold a significant portion of the outstanding voting power of our common stock. As described in this proxy statement under the headings “CORPORATE GOVERNANCE” and “COMMITTEES OF OUR BOARDS,” we adhere to Nasdaq’s governance requirements for non-controlled companies, including having a board consisting of a majority of independent directors, independent compensation and nominating committees, and approval of certain related person transactions by our Audit Committee, which consists solely of independent directors.

The Audit Committee believes that our pledging policy is reasonable for a company with our ownership structure and that pledges of our stock permitted under the policy will not pose a material risk to our company or our stockholders.

Existing Pledge Arrangements. The following table lists the numbers of shares of our common stock beneficially owned by Mr. Holding, Mrs. Bryant and Mr. Bristow that are subject to grandfathered pledge arrangements on the Record Date.

Name of Beneficial Owner	Number of Class A Common Pledged Shares	Number of Class B Common Pledged Shares

Frank B. Holding, Jr.	198,052	-0-

Hope H. Bryant	134,362	-0-

Peter M. Bristow	30,000	-0-

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Beneficial Ownership of Our Equity Securities

Principal Stockholders

The following table lists persons and entities who we believe owned, beneficially or of record, on the Record Date, 5% or more of our voting Class A Common or Class B Common, and those persons’ and entities’ beneficial ownership of our nonvoting Depositary Shares. Similar to the director and executive officer table above, we consider a person to “beneficially own” shares held in the person’s name, or in the name of any other stockholder, if the person either directly, or indirectly through some agreement, arrangement, understanding, or relationship, has or shares the right to vote or dispose of the shares, or to direct the voting or disposition of the shares. As a result, the same shares may be “beneficially owned” by more than one person. As described in footnotes to the table, portions of the shares listed as beneficially owned by certain of the individuals in the table also are listed as beneficially owned by other individuals named in the table.

Name and Address of Beneficial Owner	Beneficial Ownership
	Class A Common			Class B Common			Depositary Shares
	Number of Shares (1)		Percentage of Class (2)	Number of Shares (1)		Percentage of Class (2)	Number of Shares (1)		Percentage of Class (2)	Percentage of Total Votes (2)

Carson H. Brice P.O. Box 1417 Smithfield, NC 27577	297,079	(3)	2.37%	108,574	(3)	10.80%	-0-		—	7.11%

Claire H. Bristow P. O. Box 1417 Smithfield, NC 27577	513,495	(4)	4.10%	111,439	(4)	11.09%	41,285	(4)	0.30%	8.03%

Peter M. Bristow 4300 Six Forks Road Raleigh, NC 27609	513,495	(5)	4.10%	111,439	(5)	11.09%	41,285	(5)	0.30%	8.03%

Hope H. Bryant 4300 Six Forks Road Raleigh, NC 27609	380,651	(6)	3.04%	58,741	(6)	5.84%	47,500	(6)	0.34%	4.62%

Frank B. Holding, Jr. 4300 Six Forks Road Raleigh, NC 27609	604,916	(7)	4.83%	159,966	(7)	15.91%	35,500	(7)	0.26%	11.06%

Olivia B. Holding P. O. Box 1352 Smithfield, NC 27577	918,098	(8)	7.33%	178,222	(8)	17.73%	57,500	(8)	0.42%	13.18%

Lewis R. Holding II 4300 Six Forks Road Raleigh, NC 27609	15,517	(9)	0.12%	59,905	(9)	5.96%	-0-		—	3.40%

BlackRock, Inc. 50 Hudson Yards New York, NY 10055	1,354,890	(10)	10.82%	—		—	—		—	4.48%

Harris Associates LP Harris Associates, Inc. 111 South Wacker Dr. Suite 400 Chicago, IL 60606	648,775	(11)	5.18%	—		—	—		—	—

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	1,017,655	(12)	8.12%	—		—	—		—	0.03%
(1)

Reflects shares which, to the best of our knowledge, are beneficially owned by the named individuals and entities as of the Record Date, or, in the case of BlackRock, Inc., Harris Associates, LP and The Vanguard Group, the dates listed in their respective footnotes below. Except as otherwise noted in the footnotes below, each named individual and entity exercises sole voting (in the case of voting securities) and investment power with respect to all listed shares.

(2)

“Percentage of Class” reflects each individual’s or entity’s listed shares as a percentage of the total number of outstanding shares of that class of stock on the Record Date. “Percentage of Total Votes” reflects the aggregate votes represented by each individual’s or entity’s listed shares of Class A Common and Class B Common with respect to which the individual or entity reports having sole or shared voting power, as a percentage of the aggregate votes represented by all outstanding shares of our voting securities on that date. Depositary Shares do not have voting rights and do not affect the percentages of total votes. An asterisk indicates less than .01%.

(3)

Mrs. Brice may be considered to exercise shared voting and investment power with respect to 430 of the listed shares of Class A Common and 563 of the listed shares of Class B Common which are held by her spouse. She disclaims beneficial ownership of an aggregate of 298,462 shares of Class A Common and 13,331 shares of Class B Common held by a family member as trustee in irrevocable trusts for the benefit of her children; an aggregate of 41,191 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations, and 35,500 Depositary Shares held by three charitable foundations, of which she serves as a director; and an aggregate of 479,889 shares of Class A Common, 28,654 shares of Class B Common and 398,945 Depositary Shares held by certain corporations of which Mrs. Brice and/or her spouse are stockholders but of which neither of them serves as a director or officer. Those disclaimed shares are not included in the shares listed for her in the table.

(4)

Mrs. Bristow may be considered to exercise shared voting and investment power with respect to 132,701 of the listed shares of Class A Common and 66,462 of the listed shares of Class B Common, which are held by her spouse, Peter M. Bristow, individually, or by entities that he may be deemed to control; shared voting power only with respect to 6,004 of the listed shares of Class A Common and 78 of the listed shares of Class B Common held by trusts for unrelated persons; and shared investment power

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with respect to 12,152 of the listed shares of Class A Common held as co-trustee of a trust. All listed shares also are listed as beneficially owned by her spouse. Mrs. Bristow disclaims beneficial ownership of 46,350 shares of Class A Common and 7,096 shares of Class B Common held by her adult children; 3,231 shares of Class A Common, 200 shares of Class B Common and 20,000 Depositary Shares held by a charitable foundation of which she serves as a director; and an aggregate of 479,889 shares of Class A Common, 28,654 shares of Class B Common and 398,945 Depositary Shares held by certain other corporations of which Mrs. Bristow and/or her spouse are stockholders but of which neither of them serves as a director or officer. Those disclaimed shares are not included in the shares listed for her in the table.
(5)

Mr. Bristow may be considered to exercise shared voting and investment power with respect to 374,790 of the listed shares of Class A Common and 44,899 of the listed shares of Class B Common held by or for his spouse, Claire H. Bristow; sole voting power only with respect to 6,004 shares of Class A Common and 78 of the listed shares of Class B Common held by trusts for unrelated persons; and shared investment power only with respect to 41,285 of the listed Depositary Shares held by or for his spouse. All listed shares also are listed as beneficially owned by his spouse. Mr. Bristow disclaims beneficial ownership of an aggregate of 46,350 shares of Class A Common and 7,096 shares of Class B Common held by his adult children; 3,231 shares of Class A Common, 200 shares of Class B Common and 20,000 Depositary Shares held by a charitable foundation of which his spouse serves as a director; and an aggregate of 479,889 shares of Class A Common, 28,654 shares of Class B Common and 398,945 Depositary Shares held by certain other corporations of which Mr. Bristow and/or his spouse are stockholders but of which neither of them serves as a director or officer. Those disclaimed shares are not included in the shares listed for him in the table.

(6)

Mrs. Bryant may be considered to exercise shared voting and investment power with respect to 54,548 of the listed shares of Class A Common, 38,326 of the listed shares of Class B Common, and shared investment power only with respect to 35,500 of the listed Depositary Shares, which are held jointly, by family members or other persons, or by corporations or other entities that she may be deemed to control, and sole voting power only with respect to 1,494 of the listed shares of Class A Common and 255 shares of Class B Common held by trusts for unrelated persons. The listed shares include an aggregate of 41,191 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations, and 35,500 Depositary Shares held by three charitable foundations, all of which also are listed as beneficially owned by Ms. O. Holding and Mr. F. Holding, Jr., and an aggregate of 13,357 shares of Class A Common and 1,555 shares of Class B Common held by two business entities which also are listed as beneficially owned by Ms. O. Holding. Mrs. Bryant disclaims beneficial ownership of an aggregate of 270,900 shares of Class A Common and 116,663 shares of Class B Common held by her adult children and by revocable trusts for the benefit of her children; an aggregate of 292,063 shares of Class A Common, 22,619 shares of Class B Common and 398,945 Depositary Shares held in the aggregate, by three corporations of which Mrs. Bryant is a stockholder and a director, but not an officer; and 174,469 shares of Class A Common and 4,480 shares of Class B Common held by a corporation of which Mrs. Bryant is a stockholder but does not serve as a director or officer. Those disclaimed shares are not included in the shares listed for her in the table.

(7)

Mr. F. Holding may be considered to exercise shared voting and investment power with respect to 173,623 of the listed shares of Class A Common and 69,725 of the listed shares of Class B Common, and shared investment power only with respect to 35,500 of the listed Depositary Shares, which are held jointly, by family members or other persons, or by corporations or other entities that he may be deemed to control. The listed shares include an aggregate of 41,191 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations, and 35,500 Depositary Shares held by three charitable foundations, all of which also are listed as beneficially owned by Mrs. Bryant and Ms. O. Holding. Mr. F. Holding, Jr., disclaims beneficial ownership of an aggregate of 34,302 shares of Class A Common and 112,119 shares of Class B Common held by his adult children and trustees of irrevocable trusts for the benefit of his adult children; an aggregate of 479,889 shares of Class A Common, 28,654 shares of Class B Common and 398,945 Depositary Shares held by certain other corporations of which Mr. Holding and/or his spouse are stockholders but of which neither he nor his spouse serve as a director or officer, and 3,118 shares of Class A Common and 875 shares of Class B Common held by a charitable foundation of which he serves as a director. Those disclaimed shares are not included in the shares listed for him in the table.

(8)

Ms. O. Holding may be considered to exercise shared voting and investment power with respect to 54,548 of the listed shares of Class A Common and 38,280 of the listed shares of Class B Common, shared investment power only with respect to 12,152 of the listed shares of Class A Common, and shared investment power only with respect to 35,500 of the listed Depositary Shares, which are held jointly, by family members or other persons, by her as co-trustee, or by corporations or other entities that she may be deemed to control. The listed shares include 41,191 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations, and 35,500 Depositary Shares held by three charitable foundations, all of which also are listed as beneficially owned by Mr. F. Holding, Jr., and Mrs. Bryant; and an aggregate of 13,357 shares of Class A Common and 1,555 shares of Class B Common held by two business entities which also are listed as beneficially owned by Mrs. Bryant. Ms. Holding disclaims beneficial ownership of an aggregate of 466,532 shares of Class A Common, 27,099 shares of Class B Common and 398,945 Depositary Shares held by three corporations of which Ms. Holding is a stockholder and director. Those disclaimed shares are not included in the shares listed for her in the table.

(9)

Mr. L. Holding may be considered to exercise shared voting and investment power with respect to 173 of the listed shares of Class A Common and 296 shares of Class B Common which are held by his spouse, and 13,704 shares of the listed shares of Class A Common held for him by a custodian. Mr. Holding disclaims beneficial ownership of an aggregate of 466,532 shares of Class A Common, 27,099 shares of Class B Common and 398,945 Depositary Shares held by three corporations of which Mr. Holding is a stockholder, but of which he does not serve as a director or officer.

(10)

BlackRock, Inc. has filed an amended Schedule 13G with the SEC showing the number of shares of our Class A Common that it beneficially owned as of September 30, 2024. The Schedule 13G indicates that BlackRock, Inc. had sole power to vote or direct the vote of 1,282,429 shares, shared power to vote or direct the vote of -0- shares, sole power to dispose of or direct the disposition of 1,354,890 shares, and shared power to dispose of or direct the disposition of -0- shares, of the listed Class A Common. The Schedule 13G indicate that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the listed shares (none of whose interest in the shares exceeded 5% of the total outstanding shares), and that BlackRock, Inc. is a parent holding company or control person of a number of subsidiaries which acquired the listed shares.

(11)

Harris Associates LP and its general partner, Harris Associates, Inc., have filed a joint amended Schedule 13G with the SEC showing the number of shares of our Class A Common that they beneficially owned as of December 31, 2024. The Schedule 13G indicates that they had sole power to vote or direct the vote of -0- shares, shared power to vote or direct the vote of -0- shares, sole power to dispose of or direct the disposition of 648,775 shares, and shared power to dispose of or direct the disposition of -0- shares of the listed Class A Common. The Schedule 13G indicated that Harris Associates LP has been granted the power to vote shares in circumstances it determines to be appropriate in connection with assisting its advised clients to whom it renders financial advice in the ordinary course of its business, either by providing information or advice to the persons having such power, or by exercising the power to vote, and that by reason of advisory or other relationships with the person who owns the shares, Harris Associates LP may be deemed to be the beneficial owner of the shares.

(12)

The Vanguard Group has filed an amended Schedule 13G with the SEC showing the number of shares of our Class A Common that it beneficially owned as of December 29, 2023. The Schedule 13Gs indicates that The Vanguard Group had sole power to vote or direct the vote of -0- shares, shared power to vote or direct the vote of 7,800 shares, sole power to dispose of or direct the disposition of 992,678 shares, and shared power to dispose of or direct the disposition of 24,977 shares, of the listed Class A Common. The Schedule 13Gs indicated that it was filed in The Vanguard Group’s its capacity as an investment adviser and that its clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Class A Common.

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Proposal 2: Advisory Vote on Executive Compensation

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 2.

In accordance with the requirements of Schedule 14A of the Exchange Act, and rules adopted by the SEC, at least once every three years we are required to give our stockholders an opportunity to vote, on a non-binding advisory basis, on a resolution (a “say-on-pay” resolution) to approve the compensation of our NEOs as disclosed in our Annual Meeting proxy statements. Our Board has submitted a proposal for our stockholders to approve a say-on-pay resolution at each of our Annual Meetings since 2011, and our stockholders have approved those proposals, in each case with over 95% (and over 98% in the case of the 2024 proposal) of the votes entitled to be cast on each proposal with respect to shares present in person or represented by proxy, and which were voted or abstained at each meeting, being cast for approval.

Another proposal to approve a say-on-pay resolution will be submitted for voting by our stockholders at the Annual Meeting as follows:

“RESOLVED, that the stockholders of First Citizens BancShares, Inc. (“BancShares”) hereby approve, on a non-binding advisory basis, the compensation paid or provided to BancShares’ named executive officers, as that compensation has been disclosed in BancShares’ proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including BancShares’ Compensation Discussion and Analysis, compensation tables, and the narrative discussion contained in the proxy statement.”

The vote on the resolution is not intended to address any specific element of executive compensation. Rather, the vote will relate generally to the compensation described in this proxy statement that was paid or provided for 2024 to our NEOs listed in the Summary Compensation Table under the heading “EXECUTIVE COMPENSATION.” Under Section 14A of the Exchange Act and the SEC’s related rules, the vote will be advisory in nature and will not be binding on our Boards or our CNG Committee, and it will not overrule or affect any previous action or decision by the Boards or Committee or any compensation previously paid or awarded. Neither will it obligate the Boards or Committee to any particular course of future action, nor create or imply any additional duty on the part of the Boards or Committee. However, our Boards and the Committee value the opinion of our stockholders and, in making future decisions on the compensation of our NEOs, will consider the voting results on the resolution and evaluate whether any actions are necessary to address any stockholder concerns.

Our executive compensation philosophy and components are described in more detail in this proxy statement under the headings “COMPENSATION DISCUSSION AND ANALYSIS” and “EXECUTIVE COMPENSATION.” As discussed in those sections, our Boards and CNG Committee attempt to align our executive officers’ compensation with our long-term business philosophy and to achieve our objectives of:

●	rewarding sustained long-term performance and long-term loyalty;

●

balancing business risk with sound financial policy and stockholders’ interests, and aligning the interests of our executive officers with the long-term interests of our stockholders by encouraging growth in the value of our company and our stockholders’ investments;

●	enabling us to attract, motivate, and retain qualified executive officers; and

●	providing compensation to our executive officers that is competitive with comparable financial services companies.

Consistent with that philosophy, our 2024 executive compensation program was primarily composed of the following elements:

●	competitive base salaries;

●

performance-based LTIP awards payable in cash which may be earned based on the extent of growth in the tangible book value per share of our common stock plus cumulative dividends paid on the stock during stated three-year Performance Periods;

●

performance-based MPP awards payable in cash which could be earned based on the successful completion of performance objectives, including integration and conversion milestones, cost savings and synergies, and risk management, as well as individual performance, relating to mergers and acquisitions;

●

retirement benefits in the form of defined benefit pension plans (for officers hired on or before specified dates), matching contributions to FCB’s Section 401(k) Plan defined contribution plan accounts, and additional profit-sharing contributions to FCB 401(k) Plan accounts of executives who are not pension plan participants or who previously made elections regarding their Section 401(k) Plan participation that resulted in their person plan benefit accruals being frozen;

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●	individual nonqualified separation from service agreements with certain of our executive officers;

●

nonqualified deferred compensation plans, and the deemed investment returns accrued to the accounts of participants in the FCB 2021 Plan and interest accrued to the accounts of participants in the FCB-SC Plans; and

●	limited personal benefits (or “perquisites”) for certain of our executive officers.

We do not have employment agreements with any of our current NEOs, nor have we provided them with any equity-based compensation (such as stock options or stock awards) nor entered into any arrangements with them under which compensation would be paid to them, or the vesting of any of their benefits would be accelerated, as a result of a change in control of our company or FCB.

We believe the Committee’s and the Boards’ focus on performance-based compensation, including the substantial portion of our executive officers’ compensation that is composed of variable incentive compensation, have enhanced our pay and performance alignment. We are committed to maintaining a strong executive compensation governance framework with continuing monitoring, oversight, and mitigation of compensation risks, and a compensation program that is fair and effective for both our executives and our stockholders alike and aligned with the central objective of our strategic plan, which is to build the long-term value of our company and our stockholders’ investments.

Our Board of Directors believes that our executive compensation policies and practices are aligned with our stockholders’

long-term interests, and it unanimously recommends that you vote “FOR” Proposal 2.

To be approved, a majority of the votes entitled to be cast on the proposal with respect to all shares of our

Class A Common and Class B Common present in person or represented by proxy at the Annual Meeting,

and voting together as one class, must be cast in favor of the proposal.

2025 Annual Proxy Statement	83

Proposal 3: Ratification of Appointment of Independent Accountants

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 3.

Appointment of Independent Accountants

Our Audit Committee has engaged our current independent accountants, KPMG LLP, to serve as our independent accountants and to audit our consolidated financial statements for 2025.

The Audit Committee continuously reviews our independent accountants’ performance and independence. In connection with the Committee’s selection of our independent accountants for 2025, the Committee considered and discussed, among other factors:

●

the increased size and complexity of our business following the CIT Merger during 2022 and the SVB Acquisition during 2023 and the impact of those transactions on our financial statements and internal control over financial reporting;

●

KPMG LLP’s expertise in the banking industry, and the Committee’s perception of KPMG LLP’s capabilities in handling issues related to financial institutions and, more specifically, to larger financial institutions with complex businesses;

●	the knowledge and experience of KPMG LLP’s lead audit partner and other key members proposed to be assigned to our audit service team;

●	recent reports of the Public Company Accounting Oversight Board’s inspections of KPMG LLP;

●	the Committee’s perception of, and KPMG LLP’s statements regarding, its independence; and

●	KPMG LLP’s proposed fees.

In connection with its selection of KPMG LLP as our independent accountants, the Audit Committee received the written disclosures and letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s communications with the Committee concerning its independence. Based on its evaluation, the Audit Committee believes that KPMG LLP is independent and that it is in our and our stockholders’ best interests to appoint KPMG LLP as our independent accountants for 2025.

In order to maintain their independence with respect to their audit clients, the SEC’s rules require the partners of public accounting firms who are assigned as “lead audit partners” for audits of public companies to be subject to a mandatory rotation policy. As a result, a partner in our accounting firm may not serve as lead audit partner for the firm’s audit of our financial statements for more than five consecutive years. Our Audit Committee does not approve or disapprove the accounting firm’s assignment of a particular partner as lead audit partner, or its assignment of other members of the firm to its audit team, for audits of our financial statements. However, in connection with the Audit Committee’s selection of our independent accountants each year, the Committee meets with the proposed lead audit partner, considers the partner’s experience and performance on previous audits and any experience of the Committee with the partner, and seeks and considers the views of our executive management. The Committee then communicates its views regarding that partner to management of the accounting firm.

Our Audit Committee first engaged KPMG LLP as our independent accountants to audit our consolidated financial statements for 2021.

The Audit Committee’s charter gives it the responsibility and authority to select and appoint our independent accountants each year and to approve their fees and the terms of the engagement under which they provide services to us. Our stockholders are not required by our Bylaws or the law to ratify the Committee’s selection. However, we will submit a proposal for stockholders to ratify the appointment of KPMG LLP at the Annual Meeting to allow stockholders to be heard in that selection process. The outcome of voting on the proposal will not be binding on the Committee. If our stockholders do not ratify the Committee’s selection, the Committee will reconsider its decision, but it could choose to reaffirm its appointment of KPMG LLP. If our stockholders ratify the Committee’s selection, the Committee could, in its discretion, appoint different independent accountants during the year if it determines that such a change would be in our best interests.

Representatives of KPMG LLP are expected to participate remotely in our virtual Annual Meeting and be available to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

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Proposal 3: Ratification of Appointment of Independent Accountants

Services and Fees during 2024 and 2023

Our Audit Committee pre-approves all audit services and other services provided by our accountants. While the entire Audit Committee generally participates in the pre-approval of services, the Committee delegates authority to its Chairman to approve requests for non-audit services. Any such approval by the Chairman is communicated to the full Committee at its next regularly scheduled meeting. All audit and non-audit services provided by KPMG LLP during 2024 were approved under the above procedure.

As our independent accountants for 2024 and 2023, KPMG LLP provided us with various audit and other services for which we and FCB were billed or expect to be billed for fees as described below. Our Audit Committee has considered whether the provision of non-audit services by KPMG LLP during 2024 was compatible with maintaining its independence, and it believes that the provision of non-audit services by KPMG LLP during 2024 did not affect its independence.

The following table lists the aggregate amounts of fees paid to KPMG LLP for audit services for 2024 and 2023 and for other services they provided during 2024 and 2023.

Type of Fees and Description of Services	2024	2023

Audit Fees, including fees for professional services rendered for the annual integrated audit of our consolidated financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting), reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and, for 2024 only, audits of subsidiary financial statements and services in connection with securities registration	$10,870,429	$6,411,565

Audit-Related Fees, including fees for services reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as compliance exams, agreed upon procedures attestations, other attestation services, and service organization reports on internal controls	555,000	501,000

Tax Fees, including fees for tax compliance, tax advice, and foreign tax return preparation services	140,357	409,056

All Other Fees, consisting of a subscription fee for access to an online accounting research tool	3,560	3,560

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 3.

To be approved, a majority of the votes entitled to be cast on the proposal with respect to all shares of our

Class A Common and Class B Common present in person or represented by proxy at the Annual Meeting,

and voting together as one class, must be cast in favor of the proposal.

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Frequently Asked Questions About the Virtual Annual Meeting

FREQUENTLY ASKED QUESTIONS ABOUT THE VIRTUAL ANNUAL MEETING

The following are some questions that you, as a stockholder, may have regarding the Annual Meeting, and brief answers to those questions. We urge you to carefully read the entire proxy statement because the information in these questions and answers does not provide all of the information that will be important to you with respect to the Annual Meeting and proposals to be voted on at the meeting.

Q.	Where will the Annual Meeting be held?

A:

We are holding the Annual Meeting in a virtual format in order to provide convenient access to the meeting for all our stockholders. There will be no physical meeting location for stockholders to attend. The only way to attend the Annual Meeting will be via the Internet.

The virtual meeting platform is designed such that record holders of our voting shares, as well as beneficial holders of voting shares that are held for them in “street name” by a broker, bank, or other nominee, will have the ability to participate in, and ask questions and vote at, the virtual Annual Meeting similar to an in-person meeting.

Q:	How can I participate in the virtual Annual Meeting?

A:

To participate in the Annual Meeting remotely, go to www.virtualshareholdermeeting.com/FCNCA2025 at the meeting time on April 29, 2025, and enter your unique 16-digit “Control Number” which is printed on the proxy card you received with your copy of our proxy statement or, if you are the beneficial owner of shares held in street name, on the voting instruction form you received from your bank, broker, or other nominee that is the record holder of your shares. The Control Number appears on the portion of your proxy card or voting instruction form that you retain.

Record holders of our voting shares who participate in the Annual Meeting remotely will be considered to be present, and shares they hold of record to be represented, “in person” at the meeting. During the Annual Meeting, you may listen to the proceedings, submit written questions, and vote your shares held of record. If your shares are held in street name, you also may listen to the proceedings and submit written questions and, during the meeting, you may submit your voting instructions to your broker or nominee by following the instructions available on the meeting website.

The Annual Meeting will begin at 9:00 a.m. EDT on the meeting date. However, you may begin to log in to the meeting website at 8:45 a.m. and we encourage you to do that. The virtual meeting platform will be supported across most Internet browsers and devices (including desktop and laptop computers, tablets, and smart phones) running updated versions of applicable software and plugins.

Q:	What can I do if I no longer have my Control Number?

A:

If you are a record holder of shares and wish to participate in the Annual Meeting but you no longer have your Control Number, you may obtain your Control Number by calling Broadridge Corporate Issuer Solutions at 855-449-0981 for assistance. If you are a beneficial holder of shares held in street name and no longer have the Control Number printed on your voting instruction form, you should call your bank, broker, or other nominee.

Q:	Will there be help available if I have trouble logging in to the Annual Meeting website?

A:

Yes. If you have trouble accessing the meeting website while trying to login or during the meeting, help and technical support will be available on the day of the meeting by calling 844-986-0822 (U.S.) or 303-562-9302 (International).

Q:	Will I be able to ask questions during the virtual Annual Meeting?

A:

Yes. You may submit written questions during the meeting by following the directions on the meeting website and typing your question in the applicable box. We will try to answer all questions, subject to time constraints. If we receive substantially similar questions, we may group them together and provide a single response to avoid repetition. Also, we reserve the right to edit inappropriate language and to exclude questions that, among other things, (i) relate to material non-public or other confidential information, a stockholder’s personal matters, or pending or threatened litigation, (ii) that are not pertinent to the meeting, the proposals being voted on, or our business, or (iii) that do not comply with the meeting rules of conduct or otherwise are inappropriate.

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Frequently Asked Questions About the Virtual Annual Meeting

Q:	How can I vote at the Annual Meeting?

A:

Record Holders. You are a record holder if your shares of our common stock are registered in your name on our stock records (either in certificated or uncertificated book entry form). You can vote your shares in one of the following ways.

Voting Methods	Record Holder

In Person During the Meeting	You can participate in the virtual Annual Meeting remotely and, using the 16-Digit Control Number printed on your proxy card, follow the instructions on the meeting website to vote your shares during the meeting.

By Proxy	Before the meeting, you can appoint three of our directors (Hope H. Bryant, Frank B. Holding, Jr., and Robert T. Newcomb) or any substitutes appointed by them, individually and as a group, to act as your “Proxies” to vote your shares for you at the meeting in either of the following ways.
In Writing. Mark your voting instructions on the proxy card enclosed with this proxy statement, sign and date it, and return it in the enclosed pre-addressed envelope.

By Internet. Before 11:59 p.m. EDT on April 28, 2025 (the day before the Annual Meeting), log on to the Internet voting website www.proxyvote.com. Have your enclosed proxy card in hand when you access the website. When you are prompted for your “Control Number,” enter the 16-digit number that is printed in the box on your proxy card, and then follow the instructions you will be given to instruct the Proxies on how to vote your shares.

By Telephone. Before 11:59 p.m. EDT on April 28, 2025 (the day before the Annual Meeting), call 1-800-690-6903. Have your enclosed proxy card in hand when you call. When you are prompted for your “Control Number,” enter the 16-digit number that is printed in the box on your proxy card, and then follow the instructions you will be given to instruct the Proxies on how to vote your shares.

If you are the record holder of shares of both Class A Common and Class B Common, or if you hold shares of record in different forms of your name, then you should have received two or more proxy cards, each containing a unique 16-digit Control Number for the shares represented by that proxy card. If you wish to appoint the Proxies to vote all your shares, you will need to mark, sign, date, and return all proxy cards you received or appoint the Proxies by telephone or Internet separately for shares represented by each card. Or, if you received more than one proxy card and you want to participate in the Annual Meeting remotely and vote your shares on the meeting website, you will need to log into the meeting website and vote shares represented by each card separately using the Control Number on each proxy card.

If you appoint the Proxies by telephone or Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed, and returned a proxy card. Whether you return a proxy card or appoint the Proxies by telephone or Internet, the authority you will be giving the Proxies is described below and in the proxy card enclosed with this proxy statement. Even if you plan to participate in the virtual Annual Meeting, we ask that you mark your proxy card to indicate how your shares should be voted, sign and date it, and return it in the enclosed envelope, or follow the instructions above for appointing the Proxies and giving your voting instructions by telephone or Internet. Doing that will ensure that your shares will be represented and voted at the meeting.

Street Name Holders. You are a “street name” holder if your shares are held for you in an account at a brokerage firm, bank, custodian, or other similar nominee and are registered on our stock records in the name of a “nominee.” Only the record holders of shares of our common stock or their appointed proxies may vote those shares, and your brokerage firm, bank, or other similar nominee is considered the record holder of shares it holds for you and must vote them for you, or appoint the proxies to vote them for you, at the Annual Meeting. As a result, for your shares to be voted, you will need to give instructions to your brokerage firm, bank, custodian, or other nominee on how you want it to vote the shares it holds for you. You can do that in one of the following ways.

Voting Methods	Street Name Holder

Mail	Follow the directions contained in the voting instruction form your broker or nominee sends you with this proxy statement and give it instructions as to how it should vote your shares by marking and returning to it the voting instruction form.

Internet	Follow the directions contained in the voting instruction form your broker or nominee sends you with this proxy statement and give it instructions by Internet as to how it should vote your shares.

Telephone	Follow the directions contained in the voting instruction form your broker or nominee sends you with this proxy statement and give it instructions by telephone as to how it should vote your shares.

During the Meeting	You can participate in the Annual Meeting and, using the 16-digit Control Number printed on the voting instruction form you received from your broker or nominee with this proxy statement, follow the instructions on the meeting website to give your voting instructions.

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Frequently Asked Questions About the Virtual Annual Meeting

If you hold shares in more than one brokerage or nominee account, each of your brokers or nominees will have sent you a separate voting instruction form, each containing a unique 16-digit Control Number for shares held in your account that it holds. If you wish to give your brokers or nominees voting instructions before the meeting for all shares they hold for you, you should mark all voting instruction forms you received and return them to your brokers or nominees. Or, if you hold shares in more than one brokerage or nominee account and you want to participate in the Annual Meeting remotely and give your voting instructions on the meeting website, you will need to log into the meeting website and give your voting instructions for shares covered by each voting instruction form you received separately using the Control Number on each voting instruction form.

Rules of the New York Stock Exchange (which also are applicable to Nasdaq-listed companies) generally permit brokers, banks, and other securities intermediaries that are subject to those rules to use their discretion to vote shares they hold for their customers on “routine” matters when no voting instructions are received from the beneficial owners of the shares. However, those rules prohibit brokers, banks, and other securities intermediaries from voting their customers’ shares on matters designated by the rules as “non-routine” unless the beneficial owners of the shares provide voting instructions. As a result, if your shares are held by a broker, bank, or other financial intermediary and you do not provide it with your voting instructions, it may still vote your shares at the Annual Meeting at its discretion on Proposal 3 to ratify the appointment of our independent accountants (which is considered a “routine” matter). However, your broker, bank, or other financial intermediary may not vote your shares at the Annual Meeting in the election of our directors or on Proposal 2 (which are considered “non-routine” matters) unless you provide it with your voting instructions. To ensure that your shares held by a broker, bank, or other financial intermediary are represented at the Annual Meeting and voted as you desire on all matters, it is important that you instruct it as to how it should vote your shares.

Q:	Who can help answer my questions about submitting my proxy or voting instructions?

A:

If you are a record holder of your shares and have any questions about how to submit your proxy, you may contact Broadridge Corporate Issuer Solutions at 855-449-0981. If your shares are held for you by a broker, bank, custodian, or other nominee and you have questions about submitting your voting instructions, you should contact your broker, bank, custodian, or nominee.

Q:	Who is soliciting proxies, and who is paying solicitation expenses?

A:

Our Board is asking you to appoint the Proxies to vote your shares at the Annual Meeting. In addition to solicitation by mail, our and FCB’s directors, officers, and associates may solicit proxy appointments, personally or by telephone, electronic mail, or other methods of communication, but they will not receive any additional compensation from us for doing so.

We will pay all costs of our solicitation of proxy appointments for the Annual Meeting, including costs of preparing and mailing this proxy statement and expenses associated with the telephone and Internet voting facilities. We are requesting banks, brokers, custodians, and other nominees and fiduciaries to forward copies of our proxy solicitation materials to the beneficial holders of the shares they hold and request the beneficial holders’ voting instructions, and we will reimburse them for their expenses in doing so.

Q:	What authority will the Proxies have, and how will they vote at the Annual Meeting?

A:	●	If you sign a proxy card and return it so that we receive it before the Annual Meeting, or you appoint the Proxies by telephone or Internet, you will be appointing the Proxies to vote your shares for you, and they will vote, or abstain from voting, according to the instructions you give them.

●

If you sign and return a proxy card or appoint the Proxies by telephone or Internet, but you do not give voting instructions on a matter to be voted on, then the Proxies will be authorized to vote your shares “FOR” the election of each of the nominees for director named in Proposal 1, and “FOR” each of Proposals 2 and 3.

●

If before the Annual Meeting any nominee named in Proposal 1 becomes unable or unwilling to serve as a director for any reason, including without limitation death, resignation, withdrawal of his or her nomination, or removal, your proxy card or telephone or Internet voting instructions will give the Proxies discretion to vote your shares for a substitute nominee named by our Board. If no substitute nominee is named by our Board, then the number of directors to be elected at the Annual Meeting will be reduced accordingly.

●

We are not aware of any other business that will be brought before the Annual Meeting other than the election of directors and the proposals described in this proxy statement. However, if any other matter is properly presented for action by our stockholders, your proxy card or telephone or Internet voting instructions will authorize the Proxies to vote your shares according to their best judgment. The Proxies also will be authorized to vote your shares according to their best judgment on matters incident to the conduct of the meeting, including motions to adjourn the meeting.

●

If you are the record holder of your shares and you do not return a proxy card or appoint the Proxies by telephone or Internet, the Proxies will not have authority to vote for you and your shares will not be represented or voted at the Annual Meeting unless you

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Frequently Asked Questions About the Virtual Annual Meeting

participate in the meeting remotely and vote your shares on the meeting website or validly appoint another person to vote your shares for you. Similarly, if your shares are held for you in street name by a broker or other financial intermediary (such as a bank or custodian) and you do not provide it with your voting instructions, it may use its discretion to vote your shares at the Annual Meeting on Proposal 3, but it may not vote your shares on “non-routine” matters (including the election of our directors and Proposal 2) unless you give it voting instructions by marking and returning to it the voting instruction form you received (or following its instructions to give your voting instructions by Internet or telephone), or by participating in the meeting remotely and giving your voting instructions on the meeting website.

Q:	How can I change or revoke my voting instructions after I appoint the Proxies by proxy card, telephone, or Internet or after I give voting instructions to my broker or nominee?

A:

Record Holders. If you are the record holder of your shares and you sign and return a proxy card or appoint the Proxies by telephone or Internet, and you later wish to change the voting instructions or revoke the authority you gave the Proxies, you can do so by taking the appropriate action described below.

To change the voting instructions you gave the Proxies, whether by returning a proxy card or appointing the Proxies by telephone or Internet, you can:

●

before the Annual Meeting, sign a new proxy card, dated after the date of your original proxy card or after you appointed the Proxies by telephone or Internet, which contains your new voting instructions, and submit it to our proxy tabulator, Broadridge Corporate Issuer Solutions, Inc., at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that your new proxy card is received by our proxy tabulator before the voting takes place at the meeting;

●

before 11:59 p.m. EDT on April 28, 2025 (the day before the Annual Meeting), call 1-800-690-6903 (the same number used to appoint the Proxies by telephone), or go to the same voting website (www.proxyvote.com) used to appoint the Proxies by Internet, enter your 16-digit Control Number (printed in the box on the enclosed proxy card), and then give your new voting instructions; or

●	participate in the Annual Meeting remotely and give your new voting instructions on the meeting website.

Whether you return a proxy card, or appoint the Proxies by telephone or Internet, the Proxies will follow the last voting instructions received from you before the voting takes place at the Annual Meeting.

To revoke your proxy card or your appointment of the Proxies by telephone or Internet, you can:

●

give Broadridge Corporate Issuer Solutions, Inc. a written notice at its address listed above, which must be received before the voting takes place at the Annual Meeting, that you want to revoke your proxy card or telephone or Internet appointment; or

●

participate in the Annual Meeting remotely and vote your shares on the meeting website. Simply participating in the Annual Meeting will not revoke your proxy card or telephone or Internet appointment unless you also vote your shares during the meeting on the meeting website.

Street Name Holders. If your shares are held in street name and you want to change voting instructions you have given to your broker or other nominee, you may participate remotely in the Annual Meeting and give your new voting instructions on the meeting website during the meeting. Otherwise, you must contact your broker or nominee prior to the Annual Meeting and follow its directions to change or revoke your voting instructions.

Q:	How can I obtain another proxy card or voting instruction form?

A:

If you have lost your proxy card or after returning it you want to change your voting instructions, you may obtain another proxy card by calling Broadridge Corporate Issuer Solutions, Inc. at 855-449-0981. To receive another copy of the voting instruction form you received from your broker or other nominee, you must call that broker or nominee.

Q:	What is required in order to have a quorum for the Annual Meeting?

A:	A quorum must be present for business to be conducted at the Annual Meeting. The following table describes the quorum requirements for each proposal.

Proposal	Quorum Requirement

Proposals 1, 2, and 3.	Majority of the votes entitled to be cast by holders of outstanding shares of Class A Common and Class B Common as a group

Shares represented by proxy at the Annual Meeting or held by record holders who participate in the meeting remotely will be counted for the purpose of determining whether a quorum exists. Once a share is represented for any purpose at the meeting, it will be treated

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Frequently Asked Questions About the Virtual Annual Meeting

as present for quorum purposes for the remainder of the meeting and for any adjournments. If you are a record holder and you return a valid proxy card, appoint the Proxies by telephone or Internet, or participate in the meeting remotely, your shares will be counted as present for purposes of determining whether there is a quorum, even if you abstain or instruct the Proxies to abstain from voting on one or more matters voted on. Broker “non-votes” also will be counted as present in determining whether there is a quorum. Broker non-votes will occur if your shares are held by a broker and are voted by the broker on one or more “routine” matters at the meeting on which the broker has discretionary voting authority, but are not voted by the broker on a “non-routine” matter because the broker does not have discretionary voting authority with respect to that particular matter and you have not given the broker voting instructions on that matter. If your shares are represented at the meeting with respect to any matter voted on, they will be treated as present with respect to all matters voted on, even if they are not voted on all matters.

Q:	Could the Annual Meeting be adjourned?

A:

If a quorum is not present at the Annual Meeting, or for other reasons, the meeting may be adjourned to a different date, time, or place. If an announcement is made during the meeting of the date, time, and place for the adjourned meeting, no further notice of the adjourned meeting will be given unless the adjournment is for more than 30 days or the Record Date is changed.

In the unlikely event that, for any reason, we are not able to convene the Annual Meeting, or if, after being convened, the meeting is interrupted and cannot be continued, including due to loss of internet connectivity or communications capabilities, power failure, or other technical difficulties, the meeting will be adjourned. If a verbal or written announcement of a later date and time for reconvening the meeting is made during the meeting or on the meeting website during the scheduled time for the meeting, the meeting will be reconvened on that date and at that time in a virtual meeting format at the same web address listed above (www.virtualshareholdermeeting.com/FCNCA2025). If such a notice is given, no further notice of the date and time of the reconvened meeting will be required unless the adjournment is for more than 30 days or the Record Date is changed.

The instructions described above for accessing, participating in, and voting at the original meeting will apply to any reconvened meeting.

Q:	What vote is required to elect directors and on Proposals 2 and 3?

A:

Proposals for your vote	Voting Options	Votes Required	Effect of Abstentions	Effect of broker non-votes

Proposal 1: Election of Directors

●  Vote for all nominees by voting “FOR ALL”

●  Withhold your vote for all nominees by voting “WITHHOLD ALL”

●  Vote for all of the nominees except for certain nominees by voting “FOR ALL EXCEPT” and then indicating the nominee(s) for whom you want your vote withheld

●  You may not vote cumulatively for directors

		Plurality of votes cast in the election by holders of Class A Common and Class B Common represented at the meeting and voting together as one class	Will have no effect	Will have no effect

Proposal 2: Advisory Vote on Executive Compensation	Vote For, Against, or Abstain	Majority of votes entitled to be cast with respect to shares of Class A Common and Class B Common represented at the meeting and voting together as one class	Will count as a vote against Proposal 2	Will have no effect

Proposal 3: Ratification of Appointment of Independent Accountants	Vote For, Against, or Abstain	Majority of votes entitled to be cast with respect to shares of Class A Common and Class B Common represented at the meeting and voting together as one class	Will count as a vote against Proposal 3	Will have no effect

Q:	How can I find out the results of the voting at the Annual Meeting?

A:

We will announce the preliminary results of the voting during the Annual Meeting, and we will file a Current Report on Form 8-K with the SEC after the conclusion of the Annual Meeting to announce the final voting results. FCB’s Internet website (ir.firstcitizens.com/financial-information/sec-filings) contains a link to the SEC’s website (www.sec.gov) where you may review and print copies of that report.

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Recommendations of Nominees

RECOMMENDATIONS OF NOMINEES

As described above under the caption “COMMITTEES OF OUR BOARDS — Compensation, Nominations and Governance Committee,” in identifying potential Board nominees the CNG Committee considers incumbent directors as well as candidates who may be suggested by our management, other directors, or stockholders. Stockholders who wish to recommend candidates to the Committee should send their recommendations in writing to:

Compensation, Nominations and Governance Committee

First Citizens BancShares, Inc.

Attention: Corporate Secretary

Post Office Box 27131 (Mail Code FCC22)

Raleigh, North Carolina 27611-7131

Each recommendation should be accompanied by:

●

the full name, address, and telephone number of the person making the recommendation, an affirmation that the person making the recommendation is a stockholder of record (or, if the person is a beneficial owner of shares of our stock but not a record holder, a statement from the record holder of the shares verifying the number of shares beneficially owned by the person making the recommendation), and a statement as to whether the person making the recommendation has a good faith intention to continue to hold those shares through the date of our next annual meeting of stockholders;

●

the full name, address, and telephone number of the candidate being recommended, and information regarding the candidate’s beneficial ownership of shares of our voting securities and any business or personal relationship between the candidate and the person making the recommendation;

●

a statement signed by the candidate that he or she is aware of and consents to being recommended to the Committee and will provide information that the Committee may request in connection with its evaluation of candidates;

●

a description of the candidate’s current principal occupation, business or professional experience, previous employment history, educational background, and any particular skills, experience, or areas of expertise;

●	a description of any potential contributions to the Board that the candidate might make that are unusual or unique;

●	a description of the candidate’s current positions and experience as a community leader;

●	a description of the candidate’s current positions or experience during the previous 10 years as the director of any public corporation;

●

information regarding any business or personal relationships between the candidate and any of our or our subsidiaries’ customers, suppliers, vendors, competitors, directors or officers, affiliated companies, or other persons with any special interest regarding our company, or any of our affiliated companies, and any transactions between the candidate and our company or any of our affiliated companies;

●

any information in addition to the above regarding the candidate that would be required to be included in our proxy statement pursuant to the SEC’s Regulation 14A (including without limitation information regarding legal proceedings in which the candidate has been involved within the past 10 years); and

●	an explanation of the value or benefit that the person making the recommendation believes that the candidate would provide us as a director.

Candidates recommended by stockholders as nominees must qualify to serve as directors of our company and FCB under applicable state and federal banking laws and regulations, including without limitation the requirements of Section 19 of the Federal Deposit Insurance Act, and must comply with any ownership requirements with respect to ownership by directors of shares of our voting securities. Currently, our directors are encouraged to own an amount of our stock that is significant in light of their financial means. Recommendations by stockholders of candidates for consideration by the Committee in its selection of nominees for our 2026 Annual Meeting must be received by the Committee no later than November 18, 2025. Recommendations submitted by stockholders other than in accordance with these procedures will not be considered by the Committee. The Committee will evaluate candidates recommended by stockholders in a manner similar to its evaluation of other candidates.

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Proposals for 2026 Annual Meeting

PROPOSALS FOR 2026 ANNUAL MEETING

Any proposal of a stockholder, other than a nomination for election as a director, that is intended to be presented for action at our 2026 Annual Meeting and included in the proxy statement and proxy card that we will distribute in connection with that meeting must be received by our Corporate Secretary in writing at our address listed below no later than November 18, 2025, to be considered timely received for inclusion in those proxy materials. In order to be included in our proxy materials for a particular meeting, the proposal and the stockholder submitting it must satisfy and comply with certain eligibility and procedural requirements contained in rules of the SEC.

Under our Bylaws, written notice of a stockholder proposal (other than a nomination) intended to be presented from the floor at our 2026 Annual Meeting but which is not intended to be included in our proxy statement and proxy card, or of a stockholder’s intent to nominate a person from the floor for election as a director at our 2026 Annual Meeting, must be received by our Corporate Secretary at our address listed below no earlier than December 18, 2025, and no later than February 1, 2026, in order for that proposal or nomination to be brought before that Annual Meeting. The same notice requirements apply in the case of a stockholder proposal other than a nomination in order for that proposal to be considered timely received for purposes of the Proxies’ discretionary authority to vote on other matters presented for action by stockholders at our 2026 Annual Meeting. However, if, effective after the February 1, 2026 deadline for notice of a proposed nomination, our Board increases the number of our directors to be elected at our 2026 Annual Meeting, and if there is no public announcement naming the nominee to fill the vacancy at least 100 days prior to the first anniversary of the Annual Meeting, then a stockholder’s written notice of a nomination to fill the vacancy will be treated as timely if it is received by us not later than the close of business on the tenth day following the day on which such a public announcement actually is made. To be effective, notices of stockholder proposals or nominations are required to strictly comply with the requirements of Article II, Section 11 of our Bylaws, which specify the procedures, information, and statements that must be included in any stockholder director nomination. Stockholder proposals or nominations not made as provided in our Bylaws will not be considered at Annual Meetings. A copy of our most recent Bylaws has been filed with the SEC as an exhibit to our 2024 Annual Report and they also are available on our website at ir.firstcitizens.com/corporate-governance/governance-documents.

If required by the SEC’s Rule 14a-19, any person who intends to conduct a solicitation of proxies in support of a nominee for election as a director at our 2026 Annual Meeting, other than a nominee proposed by our Board, must provide written notice to us, at our address listed below, in accordance with and containing the information required by the above rule. Except as otherwise provided in the rule, any such notice must be postmarked or transmitted electronically no later than February 28, 2026.

The notices described above should be mailed to:

First Citizens BancShares, Inc.

Attention: Corporate Secretary

Post Office Box 27131 (Mail Code FCC22)

Raleigh, North Carolina 27611-7131

ANNUAL REPORT ON FORM 10-K

We are subject to the reporting requirements of the Exchange Act, and we file periodic reports and other information, including proxy statements, annual reports, quarterly reports, and current reports, with the SEC. FCB’s Internet website (ir.firstcitizens.com/financial-information/sec-filings) contains a link to the SEC’s website (www.sec.gov) where you may review and print copies of information that we file electronically.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, accompanies this proxy statement, and a copy is posted with this proxy statement at www.proxyvote.com. An additional copy will be provided without charge to any stockholder upon written request directed to our Corporate Secretary, Matthew G.T. Martin, at the address listed above for notices.

92	2025 Annual Proxy Statement

First Citizens BancShares® FIRST CITIZENS BANCSHARES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTING CLASS A COMMON STOCK BY PROXY Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting, we ask that you appoint the Proxies to vote the shares for you in one of the following ways. To Vote by Mail Mark, date and sign this proxy card and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-prepaid envelope has been provided for your convenience. To Vote by Telephone Call 1-800-690-6903 To Vote by Internet Go to the Internet website www.proxyvote.com or scan the QR Barcode above. If voting by telephone or Internet, have your proxy card in hand when you call or access the website. When you are prompted for the “control number,” enter the 16-digit number printed in the box below and then follow the instructions provided to appoint the Proxies and give your voting instructions. If you vote by telephone or Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote the shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxies by telephone or Internet only until 11:59 p.m. EDT on April 28, 2025, which is the day before the Annual Meeting date. You also may participate in the virtual Annual Meeting via the Internet and vote during the meeting on the meeting website using your 16-digit “control number” printed in the box below. Instructions for voting during the meeting will be available on the meeting website. To participate in the virtual Annual Meeting, go to the Internet website www.virtualshareholdermeeting.com/FCNCA2025 on the meeting date. Instructions for participating in the virtual meeting are contained in the proxy statement which accompanies this proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V63949-P22829 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIRST CITIZENS BANCSHARES, INC. PROPOSALS SUBMITTED BY BOARD OF DIRECTORS BancShares’ Board of Directors recommends that stockholders vote FOR each of the 11 nominees named below. 1. Election of 11 directors for one-year terms. Nominees: 01) Ellen R. Alemany 02) Victor E. Bell III 03) Peter M. Bristow 04) Hope H. Bryant 05) Dr. Eugene Flood, Jr. 06) Frank B. Holding, Jr. 07) Robert R. Hoppe 08) David G. Leitch 09) Robert E. Mason IV 10) Robert T. Newcomb 11) R. Mattox Snow III BancShares’ Board of Directors recommends that stockholders vote FOR Proposal 2. 2. Non-binding advisory resolution (“say-on-pay” resolution) to approve compensation paid or provided to BancShares’ named executive officers as disclosed in the proxy statement for the Annual Meeting. BancShares’ Board of Directors recommends that stockholders vote FOR Proposal 3. 3. Proposal to ratify the appointment of KPMG LLP as BancShares’ independent accountants for 2025. If this proxy card is signed and returned but no voting directions are given on a matter, the Proxies may vote those shares “FOR” in the case of the election of each nominee named in Proposal 1, and “FOR” in the case of Proposals 2 and 3. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain For Against Abstain Instruction: Please sign exactly as your preprinted name(s) appear(s) above. All holders of shares must sign. Joint owners should both sign personally. When signing as attorney, administrator or other fiduciary, please indicate the capacity in which you are signing. In the case of a corporation or partnership or other entity, please sign in the full corporate, partnership or entity name by an authorized officer or other representative. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com. The Annual Meeting will be held in a virtual format only, and there will be no physical meeting location for stockholders to attend. The only way to participate in the Annual Meeting will be via the Internet. Instructions for participating in the virtual Annual Meeting are contained in the proxy statement which accompanies this proxy card. V63950-P22829 FIRST CITIZENS BANCSHARES, INC. Virtual Annual Meeting of Stockholders April 29, 2025 - 9:00 a.m. EDT APPOINTMENT OF PROXY SOLICITED BY BOARD OF DIRECTORS The undersigned hereby appoints Hope H. Bryant, Frank B. Holding, Jr., and Robert T. Newcomb (the “Proxies”), or any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote, as directed on the reverse side of this proxy card, all of the outstanding shares of the Class A Common Stock of First Citizens BancShares, Inc. (“BancShares”) held of record by the undersigned on March 3, 2025, at the Annual Meeting of BancShares’ Stockholders (the “Annual Meeting”) to be held in a virtual meeting format only at 9:00 a.m. EDT on Tuesday, April 29, 2025, and at any postponements or adjournments of the Annual Meeting. I (We) direct that the shares represented by this appointment of proxy be voted as directed on the reverse side. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies will have discretion to vote for a substitute nominee named by the Board of Directors. On any other matters properly presented for action by stockholders at the Annual Meeting, and on matters incident to the conduct of the meeting, including motions to adjourn, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with BancShares’ proxy tabulator, Broadridge Corporate Issuer Solutions, Inc., a written instrument revoking it, or by participating in the virtual Annual Meeting and following the instructions on the meeting website to vote during the meeting.

First Citizens BancShares® FIRST CITIZENS BANCSHARES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTING CLASS B COMMON STOCK BY PROXY Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting, we ask that you appoint the Proxies to vote the shares for you in one of the following ways. To Vote by Mail Mark, date and sign this proxy card and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-prepaid envelope has been provided for your convenience. To Vote by Telephone Call 1-800-690-6903 To Vote by Internet Go to the Internet website www.proxyvote.com or scan the QR Barcode above. If voting by telephone or Internet, have your proxy card in hand when you call or access the website. When you are prompted for the “control number,” enter the 16-digit number printed in the box below and then follow the instructions provided to appoint the Proxies and give your voting instructions. If you vote by telephone or Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote the shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxies by telephone or Internet only until 11:59 p.m. EDT on April 28, 2025, which is the day before the Annual Meeting date. You also may participate in the virtual Annual Meeting via the Internet and vote during the meeting on the meeting website using your 16-digit “control number” printed in the box below. Instructions for voting during the meeting will be available on the meeting website. To participate in the virtual Annual Meeting, go to the Internet website www.virtualshareholdermeeting.com/FCNCA2025 on the meeting date. Instructions for participating in the virtual meeting are contained in the proxy statement which accompanies this proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V63951-P22829 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIRST CITIZENS BANCSHARES, INC. PROPOSALS SUBMITTED BY BOARD OF DIRECTORS BancShares’ Board of Directors recommends that stockholders vote FOR each of the 11 nominees named below. 1. Election of 11 directors for one-year terms. Nominees: 01) Ellen R. Alemany 05) Dr. Eugene Flood, Jr. 09) Robert E. Mason IV 02) Victor E. Bell III 06) Frank B. Holding, Jr. 10) Robert T. Newcomb 03) Peter M. Bristow 07) Robert R. Hoppe 11) R. Mattox Snow III 04) Hope H. Bryant 08) David G. Leitch BancShares’ Board of Directors recommends that stockholders vote FOR Proposal 2. 2. Non-binding advisory resolution (“say-on-pay” resolution) to approve compensation paid or provided to BancShares’ named executive officers as disclosed in the proxy statement for the Annual Meeting. BancShares’ Board of Directors recommends that stockholders vote FOR Proposal 3. 3. Proposal to ratify the appointment of KPMG LLP as BancShares’ independent accountants for 2025. If this proxy card is signed and returned but no voting directions are given on a matter, the Proxies may vote those shares “FOR” in the case of the election of each nominee named in Proposal 1, and “FOR” in the case of Proposals 2 and 3. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain For Against Abstain Instruction: Please sign exactly as your preprinted name(s) appear(s) above. All holders of shares must sign. Joint owners should both sign personally. When signing as attorney, administrator or other fiduciary, please indicate the capacity in which you are signing. In the case of a corporation or partnership or other entity, please sign in the full corporate, partnership or entity name by an authorized officer or other representative. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com. The Annual Meeting will be held in a virtual format only, and there will be no physical meeting location for stockholders to attend. The only way to participate in the Annual Meeting will be via the Internet. Instructions for participating in the virtual Annual Meeting are contained in the proxy statement which accompanies this proxy card. V63952-P22829 FIRST CITIZENS BANCSHARES, INC. Virtual Annual Meeting of Stockholders April 29, 2025 - 9:00 a.m. EDT APPOINTMENT OF PROXY SOLICITED BY BOARD OF DIRECTORS The undersigned hereby appoints Hope H. Bryant, Frank B. Holding, Jr., and Robert T. Newcomb (the “Proxies”), or any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote, as directed on the reverse side of this proxy card, all of the outstanding shares of the Class B Common Stock of First Citizens BancShares, Inc. (“BancShares”) held of record by the undersigned on March 3, 2025, at the Annual Meeting of BancShares’ Stockholders (the “Annual Meeting”) to be held in a virtual meeting format only at 9:00 a.m. EDT on Tuesday, April 29, 2025, and at any postponements or adjournments of the Annual Meeting. I (We) direct that the shares represented by this appointment of proxy be voted as directed on the reverse side. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies will have discretion to vote for a substitute nominee named by the Board of Directors. On any other matters properly presented for action by stockholders at the Annual Meeting, and on matters incident to the conduct of the meeting, including motions to adjourn, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with BancShares’ proxy tabulator, Broadridge Corporate Issuer Solutions, Inc., a written instrument revoking it, or by participating in the virtual Annual Meeting and following the instructions on the meeting website to vote during the meeting.